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                               [GRAPHIC OMITTED]


                                 FLAG INVESTORS
                             MARYLAND INTERMEDIATE
                          TAX-FREE INCOME FUND, INC.


                                (Class A Shares)


                  Prospectus and Application -- August 1, 1998

--------------------------------------------------------------------------------

This mutual fund (the "Fund") is designed to provide current income exempt from federal income taxes and Maryland state and local income taxes consistent with preservation of principal within an intermediate-term maturity structure. The Fund will invest primarily in municipal obligations issued by the State of Maryland and its political subdivisions, agencies or instrumentalities.

Class A Shares of the Fund ("Class A Shares") are available through your securities dealer or the Fund's transfer agent (See "How to Invest in the Fund.")

This Prospectus sets forth basic information that investors should know about the Fund prior to investing and should be retained for future reference. A Statement of Additional Information dated August 1, 1998 has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference. It is available upon request and without charge by calling the Fund at (800) 767-FLAG.

TABLE OF CONTENTS
Fund Expenses   ...............     1
Financial Highlights  .........     2
Investment Program ............     3
Investment Restrictions  ......     5
How to Invest in the Fund   ...     6
How to Redeem Shares  .........     8
Telephone Transactions   ......     9
Dividends and Taxes   .........     9
Management of the Fund   ......    11
Investment Advisor ............    11
Distributor  ..................    12
Custodian, Transfer Agent and
   Accounting Services   ......    12
Performance Information  ......    13
General Information   .........    13
Application  ..................   A-1

THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Flag Investors Funds
P.O. Box 515
Baltimore, Maryland 21203

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  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND EXPENSES

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Shareholder Transaction Expenses:

Maximum Sales Charge Imposed on Purchases (as a percentage of offering price) ............  1.50%*
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price)    None
Maximum Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, whichever is lower) ............................................................  0.50%*
Annual Fund Operating Expenses (net of fee waivers and reimbursements)
 (as a percentage of average daily net assets):
Management Fees   ........................................................................  0.00%**
12b-1 Fees  ..............................................................................  0.25%
Other Expenses (net of reimbursements)    ................................................  0.45%**
                                                                                            -------
Total Fund Operating Expenses (net of fee waivers and reimbursements)   ..................  0.70%**
                                                                                            =======

---------------

 * Purchases of $1 million or more by persons not otherwise eligible for sales load waivers are not subject to an initial sales charge; however, a contingent deferred sales charge of 0.50% may be imposed on such purchases. (See "How to Invest in the Fund -- Offering Price.")
** The Fund's investment advisor currently intends to waive its fee or to reimburse the Fund on a voluntary basis to the extent required so that Total Fund Operating Expenses do not exceed 0.70% of the Fund's average daily net assets. Absent fee waivers and/or reimbursements, Management Fees would be .35%, Other Expenses would be 0.78% and the Fund's Total Fund Operating Expenses would be 1.38% of the Class A Shares' average daily net assets.



Example:                                                    1 year     3 years     5 years     10 years
---------------------------------------------------------   -------    --------    --------    ---------
You would pay the following expenses on a $1,000
investment, assuming (1) 5% annual return and (2)
redemption at the end of each time period:* .............     $22        $37         $53         $101

-----------

 * The Example is based on Total Fund Operating Expenses, net of fee waivers and reimbursements. Absent such fee waivers and reimbursements, expenses would be higher.

The Expenses and Example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

     The purpose of the foregoing table is to describe the various costs and expenses that Fund investors may pay directly and indirectly. A person who purchases Class A Shares through a financial institution may be charged separate fees by the financial institution.

     The rules of the SEC require that the maximum sales charge (in the Fund's case, 1.50% of the offering price) be reflected in the above table. However, certain investors may qualify for reduced sales charges or no sales charge at all. (See "How to Invest in the Fund -- Offering Price.") Due to the continuous nature of Rule 12b-1 fees, long-term shareholders of the Fund may pay more than the equivalent of the maximum front-end sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.


                                                                               1
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

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

      The financial highlights included in this table are a part of the Fund's financial statements for the fiscal year ended March 31, 1998 and have been audited by Deloitte & Touche LLP, independent auditors. The financial statements and financial highlights for the fiscal year ended March 31, 1998 and the report thereon of Deloitte & Touche LLP are included in the Statement of Additional Information. Additional performance information is contained in the Fund's Annual Report for the fiscal year ended March 31, 1998, which can be obtained at no charge by calling the Fund at (800) 767-FLAG.


(For a share outstanding throughout each period)
--------------------------------------------------------------------------------


                                                                                                                For the Period
                                                                                For the Year Ended             October 1, 1993(1)
                                                                                       March 31,                    through
                                                                -----------------------------------------------
                                                                   1998         1997        1996         1995    March 31, 1994
                                                                ---------     -------     --------     --------  --------------
Per Share Operating Performance:
 Net asset value at beginning of period ...............       $      9.78    $   9.84    $    9.52    $   9.50    $   10.00
                                                                ---------     -------     --------     --------    --------
Income from Investment Operations:
 Net investment income ................................              0.42        0.44         0.39         0.40        0.14
 Net realized and unrealized gain/(loss) on
  investments .........................................              0.33       (0.05)        0.38         0.05       (0.53)
                                                                ---------     -------     --------     --------    --------
 Total from Investment Operations .....................              0.75        0.39         0.77         0.45       (0.39)
                                                                ---------     -------     --------     --------    --------
Less Distributions:
 Net investment income ................................              0.45       (0.44)       (0.39)       (0.40)      (0.11)
 Distributions in excess of net investment income .....                --       (0.01)       (0.06)       (0.03)         --
                                                                ---------     -------     --------     --------    --------
 Total distributions ..................................             (0.45)      (0.45)       (0.45)       (0.43)      (0.11)
                                                                ----------    --------    ---------    ---------   --------
 Net asset value at end of period                             $     10.08    $   9.78    $    9.84    $    9.52   $    9.50
                                                                =========     =======     ========     ========    ========
Total Return ..........................................              7.83%       4.05%        8.20%        5.12%      (4.06)%
Ratios to Average Daily Net Assets:
 Expenses(2) ..........................................              0.70%       0.70%        0.70%        0.70%       0.29%(4)
 Net investment income(3) .............................              4.23%       4.29%        4.09%        4.44%       3.84%(4)
Supplemental Data:
 Net assets at end of period (000) ....................       $    10,848    $ 11,538    $  12,066    $  12,919   $  11,872
 Portfolio turnover rate ..............................             14.26%      33.18%        8.79%       33.00%       8.51%

--------------------------------------------------------------------------------

1 Commencement of operations.
2 Without the waiver of advisory fees and reimbursement of expenses, the ratio of expenses to average daily net assets would have been 1.38%, 1.34%, 1.69%, 1.85% and 2.46% (annualized) for the years ended March 31, 1998, 1997, 1996 and 1995 and the period ended March 31, 1994, respectively.
3 Without the waiver of advisory fees and reimbursement of expenses, the ratio of net investment income to average daily net assets would have been 3.20%, 3.66%, 3.13%, 3.29% and 1.68% (annualized) for the years ended
  March 31, 1998, 1997, 1996 and 1995 and the period ended March 31, 1994, respectively.
4 Annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INVESTMENT PROGRAM

--------------------------------------------------------------------------------
Investment Objective, Policies and Risk
Considerations

      The Fund seeks to provide current income exempt from federal income taxes and Maryland state and local income taxes consistent with preservation of principal within an intermediate-term maturity structure. There is no assurance this objective will be met.

      Under normal conditions, the Fund expects to be as fully invested as practicable in obligations that, in the opinion of bond counsel to the issuers, produce interest exempt from federal income tax and Maryland state and local income tax and at least 65% of the Fund's total assets will be invested in securities of Maryland issuers. These include municipal obligations issued by the State of Maryland and its political subdivisions, agencies or instrumentalities. The Fund may invest up to 35% of its assets in obligations of other issuers of securities the interest on which is exempt from Maryland state and local taxes. These issuers would include territories or possessions of the United States. However, the Fund has no present intention to invest in securities issued by such territories or possessions.

      As a matter of fundamental policy, under normal conditions, the Fund will invest at least 80% of its total assets in securities the interest on which is exempt from federal and Maryland state and local income taxes and 80% of the Fund's assets will be invested in municipal securities the income from which is not subject to the alternative minimum tax. Income derived from securities subject to the alternative minimum tax is not included when computing income exempt from federal and Maryland state and local income taxes. Under normal conditions, the Fund may invest up to 20% of its net assets in municipal securities, the income from which is not exempt from Maryland state and local income taxes. For temporary, defensive purposes when, in the opinion of the Fund's investment advisor (the "Advisor"), securities exempt from Maryland state and local income tax are not readily available or of sufficient quality, the Fund can invest up to 100% of its assets in securities that pay interest that is exempt only from federal income taxes or in taxable U.S. Treasury securities.

      The Fund is a non-diversified investment company, which means that more than 5% of its assets may be invested in each of one or more issuers. Since a relatively high percentage of assets of the Fund may be invested in the obligations of a limited number of issuers, the value of shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

      The Fund currently contemplates that it will not invest more than 25% of its total assets (at market value at the time of purchase) in municipal securities, the interest on which is paid from revenues of projects with similar characteristics. See also "Special Considerations Relating To Maryland Municipal Securities."

      Under normal circumstances the Fund's portfolio will have a dollar weighted average maturity of between 3 and 10 years. The value of obligations purchased by the Fund will change as interest rates change. Thus, a decrease in interest rates generally will result in an increase in the value of shares of the Fund. Conversely, an increase in interest rates will generally result in a decrease in the value of the shares of the Fund. The magnitude of these fluctuations will be greater as the average maturity of the Fund increases.

      Municipal notes in which the Fund may invest will be limited to those obligations (i) that are rated MIG-1 or VMIG-1 at the time of investment by Moody's Investors Service, Inc. ("Moody's"), (ii) that are rated SP-1 at the time of investment by Standard & Poor's Ratings Group ("S&P"), or (iii) that, if not rated by S&P or Moody's, are of comparable quality in the Advisor's judgment. Municipal bonds in which the Fund may invest must be rated BBB or better by S&P or Baa or better by Moody's at the time of investment or, if unrated by S&P or Moody's must be of comparable quality in the Advisor's judgment. Securities rated Baa or BBB are deemed to have speculative characteristics. Tax-exempt commercial paper will be limited to investments in obligations that are rated at least A-1 by S&P or Prime-1 by Moody's at the time of investment or, if unrated by S&P or Moody's, are of comparable quality in the Advisor's judgment. These ratings may be based in part on credit support provided by a bank or other entity. Accordingly, a decline in the creditworthiness of the entity providing such support could affect the rating of the security, as well as the payment of interest and principal. For a description of the above ratings, see the Appendix to the Statement of Additional Information.

      The Fund may also enter into futures contracts and options on futures contracts, although it has no present intention to do so. Gains recognized by the Fund from such transactions would constitute taxable income to shareholders.


                                                                               3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      The Fund may also purchase variable and floating rate demand notes and bonds. The Advisor will invest in commitments to purchase securities on a "when-issued" basis and reserves the right to engage in "put" transactions on a daily, weekly or monthly basis.

Municipal Securities

      Municipal securities that the Fund may purchase consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes, construction loan notes and participation interests therein. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity bonds, industrial development bonds and participation interests therein. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, tolls from a toll bridge, or lease payments, for example. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.


      The Fund may purchase municipal lease obligations, including certificates of participation ("COPs") in municipal leases. The Fund may acquire municipal lease obligations that may be assigned by the lessee to another party provided the obligation continues to provide tax-exempt interest. The Fund will not purchase municipal lease obligations to the extent it holds municipal lease obligations and illiquid securities in an amount exceeding 10% of its net assets unless the Advisor determines that the municipal lease obligations are liquid pursuant to guidelines established by the Board of Directors of the Fund. Pursuant to these guidelines, the Advisor, in making this liquidity determination, will consider, among other factors, the strength and nature of the secondary market for such obligations, the prospect for its future marketability and whether such obligations are rated. The Fund expects that it will purchase only rated municipal lease obligations. In addition, the Fund may purchase COPs representing interests in other municipal securities (such as industrial development bonds). (See "Participation Interests.")

      Municipal obligations purchased by the Fund that fall below the above rating criteria after the purchase by the Fund shall be sold as promptly as possible consistent with orderly disposition.

Insured Obligations

      The Fund may invest in obligations that are insured as to the scheduled payment of all installments of principal and interest as they fall due. The purpose of this insurance is to minimize credit risks to the Fund and its shareholders associated with defaults in Maryland municipal obligations owned by the Fund. This insurance does not insure against market risk and therefore does not guarantee the market value of the obligations in the Fund's investment portfolio upon which the net asset value of the Fund's shares is based. The market value will continue to fluctuate in response to fluctuations in interest rates or the bond market. Similarly, this insurance does not cover or guarantee the value of the shares of the Fund. The ratings of the insured obligations may be based in part on insurance provided by an insurance company. Accordingly, a decline in the creditworthiness of the insurance company providing the insurance could affect the rating of the security, as well as the payment of interest and principal.

Participation Interests

      The Fund may invest in COPs representing participation interests in municipal securities (such as AMT-Subject Bonds). A participation interest (i) may pay a fixed, floating or variable rate of interest; (ii) gives the purchaser an undivided interest in the municipal securities in the proportion that the Fund's participation interest bears to the total principal amount of the municipal securities; and (iii) provides a demand repurchase feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank that meets the prescribed quality standards of the Fund. The Fund has the right to sell the instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund's participation interest in the municipal security, plus accrued interest. Banks will retain or receive a service fee, letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the instruments were purchased by the Fund. Participation interests in the form to be purchased by the Fund are new instruments, and no ruling of the Internal Revenue Service has been secured relating to their tax-exempt status. The Fund intends to purchase participation interests based upon opinions of counsel to the issuer to the effect that income from the participation interests is tax-exempt to the Fund. For purposes of complying with diversification requirements, the Fund will treat both the trust, or



4
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

--------------------------------------------------------------------------------

similar entity established to issue COPs, and the issuers of the underlying municipal securities as issuers. Also, the Fund will limit its investments in COPs to less than 25% of its total assets.

Repurchase Agreements


      The Fund may agree to purchase U.S. Treasury securities from creditworthy financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Default by or bankruptcy proceedings with respect to the seller may, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.


Variable and Floating Rate Demand
Obligations

      The Fund may purchase variable and floating rate demand notes and bonds, which are tax-exempt obligations normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal either at any time or at specified intervals. The interest rates on these obligations fluctuate from time to time in response to changes in the market interest rates. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem will be dependent on the ability of the borrower to pay principal and interest on demand. Each demand note and bond purchased by the Fund will meet the quality criteria established for the purchase of other municipal obligations. The Fund will not invest more than 10% of its net assets in floating or variable rate demand obligations as to which the Fund cannot exercise the demand feature on less than seven days' notice if there is no secondary market available for these obligations.


When-Issued Securities

      When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Fund will generally not pay for such securities or start earning interest on them until they are received. When-issued commitments will not be used for speculative purposes and will be entered into only with the intention of actually acquiring the securities. The securities so purchased or sold are subject to market fluctuation so, at the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will ordinarily invest no more than 40% of its net assets at any time in municipal obligations purchased on a when-issued basis.

Special Considerations Relating to Maryland
Municipal Securities

      The Fund's concentration in securities issued by the State of Maryland and its political subdivisions, agencies and instrumentalities involves greater risk than a fund broadly invested across many states and municipalities. In particular, changes in economic conditions and governmental policies of the State of Maryland and its municipalities could adversely affect the value of the Fund and the securities held by it. For a further description of these risks, see "Risk Factors Associated with a Maryland Portfolio" in the Statement of Additional Information.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

      The Fund's investment program is subject to a number of restrictions that reflect both self-imposed standards and federal regulatory limitations.

1) As a matter of fundamental policy, the Fund will not concentrate 25% or more of its total assets in securities of issuers in any one industry, provided that this limitation does not apply to investments in tax-exempt securities issued by governments or political subdivisions of governments (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an issuer). This restriction may not be changed without shareholder approval.

2) Additionally, the Fund will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements with maturities of greater than seven days. This restriction may be changed by a vote of the Board of Directors.

      The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information.


                                                                               5
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

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HOW TO INVEST IN THE FUND

--------------------------------------------------------------------------------

                    [The Fund is No Longer Offering Shares]

      Class A Shares may be purchased from the Fund's distributor (the "Distributor"), through any securities dealer that is authorized to distribute Shares ("Participating Dealers"), or through any financial institution that has entered into a shareholder servicing agreement with the Fund ("Shareholder Servicing Agents"). Class A Shares may also be purchased by completing the Application Form attached to this Prospectus and returning it, together with payment of the purchase price (including any applicable front-end sales charge), to the address shown on the Application Form.

      The minimum initial investment is $2,000, except that the minimum initial investment for shareholders of any other Flag Investors fund or class is $500 and the minimum initial investment for participants in the Fund's Automatic Investing Plan is $250. Each subsequent investment must be at least $100, except that the minimum subsequent investment under the Fund's Automatic Investing Plan is $250 for quarterly investments and $100 for monthly investments. (See "Purchases through Automatic Investing Plan" below.)

      Orders for purchases of Shares are accepted on any day on which the New York Stock Exchange is open for business (a "Business Day"). The Fund reserves the right to suspend the sale of Shares at any time at the discretion of the Distributor or the Advisor. Purchase orders for Class A Shares will be executed at a per share purchase price equal to the net asset value next determined after receipt of the purchase order plus any applicable front-end sales charge (the "Offering Price") on the date such net asset value is determined (the "Purchase Date"). Purchases made by mail must be accompanied by payment of the Offering Price. Purchases made through the Distributor or a Participating Dealer or Shareholder Servicing Agent must be in accordance with such entity's payment procedures. The Distributor may, in its sole discretion, refuse to accept any purchase order.

      The net asset value per share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time), on each Business Day. Net asset value per share of a class is calculated by valuing its share of the Fund's assets, deducting all liabilities attributable to that class, and dividing the resulting amount by the number of then outstanding shares of the class. For this purpose, portfolio securities are given their market value where feasible. Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established from time to time and monitored by the Fund's Board of Directors. Such procedures may include the use of an independent pricing service, which uses prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Debt obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Fund's Board of Directors.

Offering Price

      Class A Shares may be purchased from the Distributor, Participating Dealers or Shareholder Servicing Agents at the Offering Price, which includes a sales charge that is calculated as a percentage of the Offering Price and decreases as the amount of purchase increases, as shown below:



                                  Sales Charge
                                    as % of              Dealer
                            ------------------------  Compensation
                            Offering    Net Amount       as % of
Amount of Purchase           Price       Invested     Offering Price
--------------------------  ----------  ------------  ---------------
Less than  $100,000 ......   1.50%        1.52%           1.25%
$100,000 - $499,999 ......   1.25%        1.27%           1.00%
$500,000 - $999,999 ......   1.00%        1.01%           0.75%
$1,000,000 and over ......   None*        None*           None*



-----------
* Purchases of $1 million or more may be subject to a contingent deferred sales charge. (See below.) The Distributor may make payments to dealers in the amount of .50% of the Offering Price.

      A shareholder who purchases additional Shares may obtain reduced sales charges as set forth in the table above through a right of accumulation. In addition, an investor may obtain reduced sales charges as set forth above through a right of accumulation of purchases of Class A Shares and purchases of shares of other Flag Investors funds with the same or a higher front-end sales charge. The applicable sales charge will be determined based on the total of
(a) the shareholder's current purchase plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of all Flag Investors shares described above and any Flag Investors Class D shares held by the shareholder. To obtain the reduced sales charge through a right of accumulation, the shareholder must provide the Distributor, either directly or through a Participating Dealer or Shareholder Servicing Agent, as applicable, with sufficient information to verify that the shareholder has such a right. The Fund may amend or terminate this right of accumulation at any time as to subsequent purchases.

      The term "purchase" refers to an individual purchase by a single purchaser, or to concurrent purchases, which will be aggregated by a purchaser, the purchaser's spouse and their children under the age of 21 years purchasing Class A Shares for their own account.



6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      An investor may also obtain the reduced sales charges shown above by executing a written Letter of Intent which states the investor's intention to invest at least $100,000 within a 13-month period in Class A Shares. Each purchase of Class A Shares under a Letter of Intent will be made at the Offering Price applicable at the time of such purchase to the full amount indicated in the Letter of Intent. A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the full amount. Class A Shares purchased with the first 5% of the full amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Class A Shares actually purchased if the full amount indicated is not invested. Such escrowed Class A Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrowed Shares will be released. An investor who wishes to enter into a Letter of Intent in conjunction with an investment in Class A Shares may do so by completing the appropriate section of the Application Form attached to this Prospectus.

      No sales charge will be payable at the time of purchase on investments of $1 million or more. However, a contingent deferred sales charge may be imposed on such investments in the event of a share redemption within 24 months following the share purchase, at the rate of .50% on the lesser of the value of the Class A Shares redeemed or the total cost of such shares. No contingent deferred sales charge will be imposed on purchases of $3 million or more of Class A Shares redeemed within 24 months of purchase if the Participating Dealer and the Distributor have entered into an agreement under which the Participating Dealer agrees to return any payments received on the sale of such shares. In determining whether a contingent deferred sales charge is payable, and, if so, the amount of the charge, it is assumed that Class A Shares not subject to such charge are the first redeemed followed by other Class A Shares held for the longest period of time.

      The Fund may sell Class A Shares at net asset value (without sales charge) to the following: (i) banks, bank trust departments, registered investment advisory companies, financial planners and broker-dealers purchasing Class A Shares on behalf of their fiduciary and advisory clients, provided such clients have paid an account management fee for these services (investors may be charged a fee if they effect transactions in Fund shares through a broker or agent); (ii) qualified retirement plans; (iii) participants in a Flag Investors fund payroll savings plan program; (iv) investors who have redeemed Shares, or shares of any other mutual fund in the Flag Investors family of funds with the same or a higher front-end sales charge, in an amount that is not more than the total redemption proceeds, provided that the purchase is within 90 days after the redemption; and (v) current or retired Directors of the Fund, and directors and employees (and their immediate families) of the Advisor, the Distributor, Participating Dealers and their respective affiliates.

      Class A Shares may also be purchased through a Systematic Purchase Plan. An investor who wishes to take advantage of such a plan should contact the Distributor, a Participating Dealer or Shareholder Servicing Agent.

Purchases by Exchange

      As permitted pursuant to any rule, regulation or order promulgated by the SEC, shareholders of Class A shares of Flag Investors Short-Intermediate Income Fund, Inc. and shareholders of other mutual funds in the Flag Investors family of funds with a higher front-end sales charge, may exchange their shares of those funds for an equal dollar amount of Class A Shares. Class A Shares issued pursuant to this offer will not be subject to the sales charges described above or any other charge. Shareholders of Flag Investors Cash Reserve Prime Class A Shares may exchange into Class A Shares upon payment of the difference in sales charges, as applicable.

      When a shareholder acquires Class A Shares through an exchange from another fund in the Flag Investors family of funds, the Fund will combine the period for which the original shares were held prior to the exchange with the holding period of the Class A Shares acquired in the exchange for purposes of determining what, if any, contingent deferred sales charge is applicable upon a redemption of any such shares.

      The net asset value of shares purchased and redeemed in an exchange request received on a Business Day will be determined on the same day, provided that the exchange request is received prior to 4:00 p.m. (Eastern Time), or the close of the New York Stock Exchange, whichever is earlier. Exchange requests received after 4:00 p.m. (Eastern Time) will be effected on the next Business Day.

      Shareholders of any mutual fund not affiliated with the Fund who have paid a sales charge may exchange shares of such fund for an equal dollar amount of Shares by submitting to the Distributor or a Participating Dealer the proceeds of the redemption of such shares, together with evidence of the payment of a sales charge and the source of such proceeds. Class A Shares issued pursuant to this offer will not be subject to the sales charges described above or any other charge.



                                                                               7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      In addition, shareholders may exchange their Class A Shares for an equal dollar amount of shares of any other mutual fund in the Flag Investors family of funds with a higher front-end sales charge. In connection with such exchange, shareholders will be required to pay the difference between the sales charge paid on Class A Shares and the sales charge applicable to the purchase of the shares of such other fund, except that the exchange will be made at net asset value (without payment of any sales charge) if the Class A Shares have been held for more than 24 months following the purchase date.

      The exchange privilege with respect to other Flag Investors funds may also be exercised by telephone. (See "Telephone Transactions" below). The Fund may modify or terminate these offers of exchange at any time on 60 days' prior written notice to shareholders and the exchange offers set forth herein are expressly subject to modification or termination.

Purchases Through Automatic Investing Plan

      Shareholders may purchase Class A Shares regularly by means of an Automatic Investing Plan with a pre-authorized check drawn on their checking accounts. Under this plan, the shareholder may elect to have a specified amount invested monthly or quarterly in Class A Shares. The amount specified by the shareholder will be withdrawn from the shareholder's checking account using the pre-authorized check and will be invested in Class A Shares at the applicable Offering Price determined on the date the amount is available for investment. Participation in the Automatic Investing Plan may be discontinued either by the Fund or the shareholder upon 30 days' prior written notice to the other party. A shareholder who wishes to enroll in the Automatic Investing Plan or who wishes to obtain additional purchase information may do so by completing the appropriate section of the Application Form attached to this Prospectus.

Purchases Through Dividend Reinvestment

      Unless the shareholder elects otherwise, all income dividends (consisting of dividend and interest income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net capital gains distributions, if any, will be reinvested in additional Class A Shares at net asset value without a sales charge. However, shareholders may elect to terminate automatic reinvestment by giving written notice to the Transfer Agent at the address listed on the inside back cover of this Prospectus, either directly or through their Participating Dealer or Shareholder Servicing Agent, at least five days before the next date on which dividends or distributions will be paid.

      Alternatively, shareholders may have their distributions invested in shares of other funds in the Flag Investors family of funds. Shareholders who are interested in this option should call (800) 553-8080 for additional information.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

      Shareholders may redeem all or part of their investment on any Business Day by transmitting a redemption order through the Distributor, a Participating Dealer, a Shareholder Servicing Agent or by regular or express mail to the Fund's transfer agent (the "Transfer Agent") at its address listed on the back inside cover to this Prospectus. Shareholders may also redeem Shares by telephone (in amounts up to $50,000). (See "Telephone Transactions" below.) A redemption order is effected at the net asset value per share (reduced by any applicable contingent deferred sales charge) next determined after receipt of the order (or, if stock certificates have been issued for the Class A Shares to be redeemed, after the tender of the stock certificates for redemption). Redemption orders received after 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier, will be effected at the net asset value next determined on the following Business Day. Payment for redeemed Class A Shares will be made by check and will be mailed within seven days after receipt of a duly authorized telephone redemption request or of a redemption order fully completed and, as applicable, accompanied by the following documents:

1) A letter of instructions, specifying the shareholder's account number with a Participating Dealer, if applicable, and the number of Class A Shares or dollar amount to be redeemed, signed by all owners of the Class A Shares in the exact names in which their account is maintained;

2) For redemptions in excess of $50,000, a guarantee of the signature of each registered owner by a member of the Federal Deposit Insurance Corporation, a trust company, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association;

3) If Class A Shares are held in certificate form, stock certificates either properly endorsed or accompanied by a duly executed stock power for Class A Shares to be redeemed; and


8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4) Any additional documents required for redemption by corporations, partnerships, trusts or fiduciaries.

      Dividends payable up to the date of the redemption of Class A Shares will be paid on the next dividend payable date. If all of the Class A Shares in a shareholder's account have been redeemed on a dividend payable date, the dividend will be remitted by check to the shareholder.

      The Fund has the power under its Articles of Incorporation to redeem shareholder accounts amounting to less than $500 (as a result of redemptions) upon 60 days' written notice.

Systematic Withdrawal Plan

      Shareholders who hold Class A Shares having a value of $10,000 or more may arrange to have a portion of their Shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Such payments are drawn from income dividends, and to the extent necessary, from Class A Share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). If redemptions continue, a shareholder's account may eventually be exhausted. Because Class A Share purchases include a sales charge that will not be recovered at the time of redemption, a shareholder should not have a withdrawal plan in effect at the same time he is making recurring purchases of Class A Shares. A shareholder who wishes to enroll in the Systematic Withdrawal Plan may do so by completing the appropriate section of the Application Form attached to this Prospectus.


TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------

      Shareholders may exercise the exchange privilege with respect to other Flag Investors funds, or redeem Class A Shares in amounts up to $50,000, by notifying the Transfer Agent by telephone on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time) or by regular or express mail at its address listed on the back inside cover of this Prospectus. Telephone transaction privileges are automatic. Shareholders may specifically request that no telephone redemptions or exchanges be accepted for their accounts. This election may be made on the Application Form or at any time thereafter by completing and returning appropriate documentation supplied by the Transfer Agent.

      A telephone exchange or redemption placed by 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier, is effective that day. Telephone orders placed after 4:00 p.m. (Eastern Time) will be effected at the net asset value (less any applicable contingent deferred sales charge on redemptions) as determined on the next Business Day.

      The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied instructions of such transaction requests. If these procedures are employed, neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that either of them reasonably believes to be genuine. During periods of extreme economic or market changes, shareholders may experience difficulty in effecting telephone transactions. In such event, requests should be made by regular or express mail. Class A Shares held in certificate form may not be redeemed by telephone. (See "How to Invest in the Fund -- Purchases by Exchange" and "How to Redeem Shares.")

DIVIDENDS AND TAXES
--------------------------------------------------------------------------------
Dividends and Distributions

      The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income (including net short-term capital gains) in the form of monthly dividends. The Fund may distribute to shareholders any net capital gains (net long-term capital gains less net short-term capital losses) on an annual basis or, alternatively, may elect to retain net capital gains and pay tax thereon.

                                                                               9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Tax Treatment of Dividends and Distributions

      The following summary of certain federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or the shareholders, and the discussion here is not intended as a substitute for careful tax planning. Accordingly, shareholders are advised to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

      The Statement of Additional Information sets forth further information concerning taxes.

      The Fund intends to continue to qualify as a "regulated investment company" under the Code and to distribute to its investors all of its net investment income (including its net tax-exempt income) and net short-term and long-term capital gain income, if any, so that it is not required to pay federal income taxes on amounts so distributed. In addition, the Fund expects to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax. Shareholders will be advised at least annually as to the federal income tax consequences of distributions made during the year.

      Dividends derived from the Fund's net exempt-interest income and designated by the Fund as exempt-interest dividends may be treated by the Fund's shareholders as items of interest excludable from their gross income for federal income tax purposes if the Fund qualifies as a regulated investment company and if, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excluded from gross income. Although exempt-interest dividends are excludable from a shareholder's gross income for regular income tax purposes, they may have collateral federal income tax consequences, including alternative minimum tax consequences. (See the Statement of Additional Information.)

      Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of exempt-interest dividends. All or a portion of the interest on indebtedness incurred or continued by a shareholder to purchase or carry Class A Shares may not be deductible for federal income tax purposes. Furthermore, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by "private activity bonds" or "industrial development bonds" should consult their tax advisors before purchasing Class A Shares. (See the Statement of Additional Information.)

      Under the Code, dividends attributable to interest on certain "private activity bonds" issued after August 7, 1986, will be included in alternative minimum taxable income for the purpose of determining liability (if any) for the alternative minimum tax for individuals and for corporations. Additionally, in the case of corporations, all tax-exempt interest dividends will be taken into account in determining "adjusted current earnings" (as defined for federal income tax purposes) for purposes of computing the alternative minimum tax imposed on corporations.

      To the extent, if any, that dividends paid to investors are derived from taxable income, such dividends will be subject to federal income tax. If the Fund purchases a municipal security at a market discount, any gain realized by the Fund upon sale or redemption of the municipal obligation shall be treated as taxable interest income to the extent such gain does not exceed the market discount and any gain realized in excess of the market discount will be treated as capital gain. Distributions of net investment income and/or the excess, if any, of net short-term capital gains over net long-term capital losses are taxable to investors as ordinary income, regardless of whether such distributions are paid in cash or reinvested in additional Class A Shares. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) that are designated by the Fund as capital gain dividends are taxable to investors as long-term capital gains, regardless of the length of time the investor owned the Class A Shares. Since substantially all of the net investment income of the Fund is expected to be derived from earned interest, it is anticipated that no part of the Fund's distributions will be eligible for the corporate dividends-received deduction.

      Ordinarily, shareholders will include all dividends declared by the Fund as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholders and paid by the Fund in the year in which the dividends were declared. The Fund intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for federal excise tax.

      The sale, exchange or redemption of Class A Shares is a taxable event for the shareholder.

Maryland Tax Disclosure

      To the extent the Fund qualifies as a regulated investment company under the Code, it will be subject


10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

to tax only on (1) that portion of its income on which tax is imposed for federal income tax purposes under Section 852(b)(1) of the Code and (2) that portion of its income that consists of federally tax-exempt interest on obligations other than Maryland Exempt Obligations (hereinafter defined) to the extent such interest is not paid to Fund shareholders in the form of exempt-interest dividends. To the extent dividends paid by the Fund represent interest excludable from gross income for federal income tax purposes, that portion of exempt-interest dividends that represents interest received by the Fund on obligations issued by the State of Maryland, its political subdivisions, Puerto Rico, the U.S. Virgin Islands, or Guam and their respective authorities or municipalities ("Maryland Exempt Obligations"), will be exempt from Maryland state and local income taxes when allocated or distributed to a shareholder of the Fund except in the case of a shareholder that is a financial institution. Except as noted below, all other dividend distributions will be subject to Maryland state and local income taxes.


      Capital gains distributed by the Fund to a shareholder or any gains realized by a shareholder from a redemption or sale of shares must be recognized for Maryland state and local income tax purposes to the extent recognized for federal income tax purposes. However, capital gains distributions included in the gross income of shareholders for federal income tax purposes are subtracted from capital gains income for Maryland income tax purposes to the extent such distributions are derived from the disposition of debt obligations issued by the State of Maryland, its political subdivisions and authorities.

      Dividends received by a shareholder from the Fund that are derived from interest on U.S. government obligations will be exempt from Maryland state and local incomes taxes. Entities subject to the financial institution franchise tax will generally be subject to tax on distributions from the Fund.

      In the case of individuals, Maryland presently imposes an income tax on items of tax preference with reference to such items as defined in the Code for purposes of calculating the federal alternative minimum tax. Interest paid on certain private activity bonds of an issuer other than the State of Maryland, its political subdivisions or authorities is a preference item taken into account for this purpose. Accordingly, if the Fund holds such bonds, the excess of 50% of that portion of exempt interest dividends that is attributable to interest on such bonds over a threshold amount may be taxable by Maryland. Interest on indebtedness incurred or continued (directly or indirectly) by a shareholder in order to purchase or carry shares of the Fund will not be deductible for Maryland state and local income tax purposes. Individuals will not be subject to personal property tax on their shares of the Fund. Shares of the Fund held by a Maryland resident at death may be subject to Maryland inheritance and estate taxes.


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

      The overall business affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, distributor, custodian and transfer agent. A majority of the Directors of the Fund have no affiliation with the Distributor or the Advisor.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

      Investment Company Capital Corp. ("ICC" or the "Advisor"), the Fund's investment advisor, is an indirect subsidiary of Bankers Trust Corporation. ICC is also the investment advisor to other mutual funds in the Flag Investors family of funds and BT Alex. Brown Cash Reserve Fund, Inc., which funds had approximately $7.4 billion of net assets as of May 31, 1998.

      ICC is responsible for the general management of the Fund, as well as for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates. ICC currently intends to waive, on a voluntary basis, its annual fee to the extent necessary so that the Fund's annual expenses do not exceed 0.70% of the Fund's average daily net assets. For the fiscal year ended March 31, 1998, ICC waived all advisory fees, amounting to $97,673, and reimbursed expenses of $91,276.

      ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICC provides custody services to the Fund. (See "Custodian, Transfer Agent and Accounting Services.")


                                                                              11
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

--------------------------------------------------------------------------------

Portfolio Managers

      Messrs. M. Elliott Randolph, Jr. and Paul D. Corbin have shared primary responsibility for managing the Fund's assets since inception.

      M. Elliott Randolph, Jr. has 24 years of investment experience and has been a portfolio manager with the Advisor since 1991. From 1988-1991 he was a Principal with Monument Capital Management, Inc.

      Paul D. Corbin has over 20 years of investment experience and has been a portfolio manager with the Advisor since 1991. From 1984-1991 he served as the Senior Vice President in charge of Fixed Income Portfolio Management at First National Bank of Maryland.


DISTRIBUTOR
--------------------------------------------------------------------------------

      ICC Distributors, Inc. ("ICC Distributors" or the "Distributor") has served as distributor for each class of the Fund's shares since August 31, 1997. ICC Distributors is a registered broker-dealer that offers distribution services to a variety of registered investment companies including the other funds in the Flag Investors family of funds and BT Alex. Brown Cash Reserve Fund, Inc. ICC Distributors is not affiliated with the Advisor.

The Fund has adopted a Distribution Agreement and related Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. As compensation for providing distribution services for the Class A Shares for the period from August 31, 1997 through March 31, 1998, ICC Distributors received an annualized fee from the Fund equal to 0.25% of the Shares' average daily net assets.

ICC Distributors expects to allocate most of its fee to Participating Dealers as compensation for their ongoing shareholder services, including processing purchase and sale requests and responding to shareholder inquiries.

In addition, the Fund may enter into agreements with certain financial institutions, such as banks and BT Alex. Brown Incorporated, to provide shareholder services pursuant to which ICC Distributors will allocate up to all of its distribution fee as compensation for such services. Such financial institutions may impose separate fees in connection with these services and investors should review this Prospectus in conjunction with any such institution's fee schedule.

Payments under the Plan are made as described above regardless of ICC Distributors' actual cost of providing distribution services and may be used to pay ICC Distributors' overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of the Class A Shares is less than the payments received the unexpended portion may be retained by ICC Distributors. ICC Distributors may from time to time and from its own resources pay or allow additional discounts or promotional incentives in the form of cash or other compensation (including merchandise or travel) to securities dealers.


CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES
--------------------------------------------------------------------------------

      Investment Company Capital Corp. is the Fund's transfer and dividend disbursing agent. ICC also provides accounting services to the Fund. As compensation for providing accounting services to the Fund for the fiscal year ended March 31, 1998, ICC received a fee equal to 0.10% of the Fund's average daily net assets. (See the Statement of Additional Information.) Bankers Trust Company, a subsidiary of Bankers Trust Corporation and an affiliate of the Advisor, acts as custodian of the Fund's assets.

12
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

--------------------------------------------------------------------------------


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

      From time to time the Fund may advertise its performance including comparisons to other mutual funds with similar investment objectives and to relevant indices. Any quotations of yield of the Fund will be determined by dividing the net investment income earned by the Fund during a 30-day period by the maximum offering price per Share on the last day of the period and annualizing the result on a semi-annual basis. The Fund may also advertise a "tax-equivalent yield," which is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Fund's yield, assuming certain tax brackets for a shareholder. All advertisements of performance will show the average annual total return net of the Fund's maximum sales charge, over one-, five- and ten-year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding average annual compounded rates of return over such periods that would equate an assumed initial investment of $1,000 to the ending redeemable value, net of the maximum sales charge and other fees according to the required standardized calculation. The standardized calculation is required by the SEC to provide consistency and comparability in investment company advertising and is not equivalent to a yield calculation.

      If the Fund compares its performance to other funds or to relevant indices, the Fund's performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield. For these purposes, the performance of the Fund, as well as the performance of such investment companies or indices, may not reflect sales charges, which, if reflected, would reduce performance results.

      The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Morningstar Inc., independent services that monitor the performance of mutual funds. The Fund may also use total return performance data as reported in national financial and industry publications that monitor the performance of mutual funds such as Money Magazine, Forbes, Business Week, Barron's, Investor's Daily, IBC/Donoghue's Money Fund Report and The Wall Street Journal.

      Performance will fluctuate and any statement of performance should not be considered as representative of the future performance of the Fund. Shareholders should remember that performance is generally a function of the type and quality of instruments held by the Fund, operating expenses and market conditions. Any fees charged by financial institutions with respect to customer accounts through which Shares may be purchased, although not included in calculations of performance, will reduce performance results.


GENERAL INFORMATION
--------------------------------------------------------------------------------
Description of Shares

      The Fund is an open-end, non-diversified management investment company organized under the laws of the State of Maryland on July 23, 1993 and is authorized to issue 40 million shares of capital stock, par value of $.001 per share, all of which shares are designated common stock. Each share has one vote and shall be entitled to dividends and distributions when and if declared by the Fund. In the event of liquidation or dissolution of the Fund, each share would be entitled to its pro rata portion of the Fund's assets after all debts and expenses have been paid. The fiscal year-end of the Fund is March 31.

      The Board of Directors may classify any authorized but unissued Shares into classes and may establish certain distinctions between classes relating to additional voting rights, payments of dividends, rights upon liquidation or distribution of the assets of the Fund and any other restrictions permitted by law and the Fund's charter.

      The Board of Directors is authorized to establish additional series of shares of capital stock, each of which would evidence interests in a separate portfolio or securities, and separate classes of each series of the Fund. The shares offered by this Prospectus have been designated "Flag Investors Maryland Intermediate Tax-Free Income Fund Class A Shares." The Board has no present intention of establishing any additional series of the Fund but the Fund does have two other classes of shares in addition to the shares offered hereby:
"Flag Investors Maryland Intermediate Tax-Free Income Fund Institutional Shares" and "Alex. Brown


                                                                              13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Capital Advisory & Trust Maryland Intermediate Tax-Free Income Shares." Additional information concerning the Fund's other classes may be obtained by calling the Fund at (800) 767-FLAG. Different classes of the Fund may be offered to certain investors and holders of such shares may be entitled to certain exchange privileges not offered to Shares. All classes of the Fund share a common investment objective, portfolio of investments and advisory fee, but the classes may have different sales load structures, distribution fees or other expenses and, accordingly, the net asset value per share of classes may differ at times.

Annual Meetings

      Unless required under applicable Maryland law, the Fund does not expect to hold annual meetings of shareholders. However, shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with the shareholder communications in connection with the meeting.

Reports

The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors, Deloitte & Touche LLP.

Shareholder Inquiries
      Shareholders with inquiries concerning their Shares should contact the Fund at (800)767-FLAG, the Transfer Agent at (800)553-8080 or any Participating Dealer or Shareholder Servicing Agent, as appropriate.



14
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


--------------------------------------------------------------------------------

                      FLAG INVESTORS MARYLAND INTERMEDIATE

                          TAX-FREE INCOME FUND, INC.
                            NEW ACCOUNT APPLICATION
--------------------------------------------------------------------------------



Make check payable to "Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc." and mail with this Application to:
 Flag Investors Funds
 P.O. Box 419663
 Kansas City, MO 64141-6663
 Attn: Flag Investors Maryland Intermediate
       Tax-Free Income Fund, Inc

For assistance in completing this Application please call: 1-800-553-8080, Monday-Friday, 8:30 a.m. to 5:30 p.m. (Eastern Time)
To open an IRA account, call 1-800-767-3524 for an IRA information kit.


I enclose a check for $______ payable to "Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc." for the purchase of Class A Shares of the Fund. The minimum initial purchase is $2,000, except that the minimum initial purchase for shareholders of any other Flag Investors Fund or class is $500 and the minimum initial purchase for participants in the Fund's Automatic Investing Plan is $250. Each subsequent purchase requires a $100 minimum, except that the minimum subsequent purchase under the Fund's Automatic Investing Plan is $250 for quarterly purchases and $100 for monthly purchases. The Fund reserves the right not to accept checks for more than $50,000 that are not certified or bank checks.

--------------------------------------------------------------------------------

                    Your Account Registration (Please Print)

Existing Account No., if any: ______________

Individual or Joint Tenant

------------------------------------------------------------
First Name           Initial            Last Name

------------------------------------------------------------
Social Security Number

------------------------------------------------------------
Joint Tenant         Initial            Last Name



Corporations, Trusts, Partnerships, etc.

------------------------------------------------------------
Name of Corporation, Trust or Partnership

----------------------- ------------------------------------
Tax ID Number           Date of Trust

------------------------------------------------------------
Name of Trustees (If to be included in the Registration)

------------------------------------------------------------
For the Benefit of

Gifts to Minors

------------------------------------------------------------
Custodian's Name (only one allowed by law)

------------------------------------------------------------
Minor's Name (only one)

------------------------------------------------------------
Social Security Number of Minor

under the ___________________ Uniform Gifts to Minors Act
          State of Residence




Mailing Address

-------------------------------------------------------------
Street

-------------------------------------------------------------
City                                         State     Zip

(    )
-------------------------------------------------------------
Daytime Phone

--------------------------------------------------------------------------------

                           Letter of Intent (Optional)

[ ] I agree to the Letter of Intent and Escrow Arrangement set forth in the accompanying prospectus. Although I am not obligated to do so, I intend to invest over a 13-month period in Class A Shares of Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc. in an aggregate amount at least equal to:
        [ ] $100,000            [ ] $500,000           [ ] $1,000,000
--------------------------------------------------------------------------------

                        Right of Accumulation (Optional)


[ ] I already own shares of the Flag Investors Fund(s) set forth below to be applied for a reduced sales charge. List the Account numbers of other Flag Investors Funds (except Class B shares) that you or your immediate family (spouse and children under 21) already own that qualify for reduced sales charges.

    Fund Name       Account No.         Owner's Name        Relationship
    ---------       -----------         ------------        ------------

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--------------------------------------------------------------------------------

                              Distribution Options

Please check appropriate boxes. If none of the options are selected, all distributions will be reinvested in additional Class A Shares at no sales charge.

    Income Dividends                      Capital Gains
    ----------------                      -------------
    [ ] Reinvested in additional shares   [ ] Reinvested in additional shares
    [ ] Paid in Cash                      [ ] Paid in Cash

Call (800) 553-8080 for information about reinvesting your dividends in other funds in the Flag Investors Family of Funds.
--------------------------------------------------------------------------------
                                                                             A-1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       Automatic Investing Plan (Optional)

[ ] I authorize you, as Agent for the Automatic Investing Plan, to automatically invest $_________ for me, on a monthly or quarterly basis, on or about the 20th of each month or if quarterly, the 20th of January, April, July and October, and to draw a bank draft in payment of the investment against my checking account. (Bank drafts may be drawn on commercial banks only.)

Minimum Initial Investment: $250
Subsequent Investments (check one):

                                           Please attach a voided check.
     [ ] Monthly ($100 minimum)
     [ ] Quarterly ($250 minimum)


----------------------------          ----------------------------------
Bank Name                             Depositor's Signature         Date



----------------------------          ----------------------------------
Existing Flag Investors Fund          Depositor's Signature         Date
Account No., if any                   (if joint acct., both must sign)

--------------------------------------------------------------------------------

                      Systematic Withdrawal Plan (Optional)


|B) Beginning the month of ____ , 19_ please send me checks on a monthly or quarterly basis, as indicated below, in the amount of $_____, from Class A Shares that I own, payable to the account registration address as shown above. (Participation requires minimum account value of $10,000.)

Frequency (check one):    [ ] Monthly       [ ] Quarterly (January, April, July
                                                and October)

--------------------------------------------------------------------------------

                             Telephone Transactions


You will automatically have telephone redemption privileges (for amounts up to $50,000) and telephone exchange privileges (with respect to other Flag Investors Funds) unless you mark one or both of the boxes below:

No, I/We do not want         [ ] Telephone redemption privileges
                             [ ] Telephone exchange privileges


Redemptions effected by telephone will be mailed to the address of record. If you would prefer redemptions mailed to a pre-designated bank account, please provide the following information:

  Bank: _____________________         Bank Account No.: _______________________

 Address: ___________________         Bank Account Name: ______________________

----------------------------
--------------------------------------------------------------------------------

                      Signature and Taxpayer Certification

 The Fund may be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholders who fail to provide the information and/or certifications required below. This backup withholding is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

 By signing this Application, I hereby certify under penalties of perjury that the information on this Application is complete and correct and that as required by federal law: (Please check applicable boxes)
 [ ] U.S. Citizen/Taxpayer:
     [ ] I certify that (1) the number shown above on this form is the correct
         Social Security Number or Tax ID Number and (2) I am not subject to any backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
     [ ] If no Tax ID Number or Social Security Number has been provided above,
         I have applied, or intend to apply, to the IRS or the Social Security Administration for a Tax ID Number or a Social Security Number, and I understand that if I do not provide either number to the Transfer Agent within 60 days of the date of this Application or if I fail to furnish my correct Social Security Number or Tax ID Number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide either number on IRS Form W-9. You may request such form by calling the Transfer Agent at 800-553-8080).
 [ ] Non-U.S. Citizen/Taxpayer:
     Indicated country of residence for tax purposes:__________________________ Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.

I have received a copy of the Fund's prospectus. I acknowledge that the telephone redemption and exchange privileges are automatic and will be effected as described in the Fund's current prospectus (see "Telephone Transactions"). I also acknowledge that I may bear the risk of loss in the event of fraudulent use of such privileges. If I do not want telephone redemption or exchange privileges, I have so indicated on this Application.

 The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.


--------------------------    -------------------------------------------------
Signature         Date        Signature (if joint acct., both must sign)   Date

--------------------------------------------------------------------------------

 For Dealer Use Only

Dealer's Name:  ____________________________  Dealer Code: ___________________

Dealer's Address: __________________________  Branch Code: ___________________

                  __________________________

Representative:   __________________________  Rep. No.:    ___________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND, INC.
                               (Class A Shares)








                              Investment Advisor
                       INVESTMENT COMPANY CAPITAL CORP.
                               One South Street
                           Baltimore, Maryland 21202






            Transfer Agent                                Distributor
    INVESTMENT COMPANY CAPITAL CORP.                 ICC DISTRIBUTORS, INC.
           One South Street                              P.O. Box 7558
       Baltimore, Maryland 21202                     Portland, Maine 04101
            1-800-553-8080




              Custodian                              Independent Auditors
       BANKERS TRUST COMPANY                         DELOITTE & TOUCHE LLP
         130 Liberty Street                            117 Campus Drive
       New York, New York 10006                   Princeton, New Jersey 08540




                                 Fund Counsel
                          MORGAN, LEWIS & BOCKIUS LLP
                             2000 One Logan Square
                       Philadelphia, Pennsylvania 19103

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
                                 FLAG INVESTORS

                             MARYLAND INTERMEDIATE
                          TAX-FREE INCOME FUND, INC.

                             (Institutional Shares)



                   Prospectus & Application -- August 1, 1998


-----------------------------------------------------------------

This mutual fund (the "Fund") is designed to provide current income exempt from federal income taxes and Maryland state and local income taxes consistent with preservation of principal within an intermediate-term maturity structure. The Fund will invest primarily in municipal obligations issued by the State of Maryland and its political subdivisions, agencies or instrumentalities.

Institutional Shares of the Fund ("Institutional Shares") are available through your securities dealer or the Fund's transfer agent and may be purchased only by eligible institutions or by clients of investment advisory affiliates of BT Alex. Brown Incorporated. (See "How to Invest in Institutional Shares.")


This Prospectus sets forth basic information that investors should know about the Fund prior to investing and should be retained for future reference. A Statement of Additional Information dated August 1, 1998 has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference. It is available upon request and without charge by calling the Fund at (800) 767-FLAG.


TABLE OF CONTENTS
Fund Expenses  ..............................      2
Financial Highlights ........................      3
Investment Program   ........................      4
Investment Restrictions .....................      6
How to Invest in Institutional Shares  ......      7
How to Redeem Institutional Shares  .........      7
Telephone Transactions  .....................      8
Dividends and Taxes  ........................      8
Management of the Fund  .....................     10
Investment Advisor   ........................     10
Distributor .................................     10
Custodian, Transfer Agent and
   Accounting Services  .....................     11
Performance Information .....................     11
General Information  ........................     11
Application .................................    A-1


THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


Flag Investors Funds
P.O. Box 515
Baltimore, Maryland 21203

-----------------------------------------------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND EXPENSES
--------------------------------------------------------------------------------


Shareholder Transaction Expenses:




Maximum Sales Charge Imposed on Purchases ................................................  None
Maximum Sales Charge Imposed on Reinvested Dividends......................................  None
Maximum Deferred Sales Charge.............................................................  None



Annual Fund Operating Expenses (net of fee waivers and reimbursements)

 (as a percentage of average daily net assets):



Management Fees (net of fee waivers) .................................  0.00%*
12b-1 Fees   .........................................................  None
Other Expenses (net of reimbursements)  ..............................  0.45%*
                                                                        ------
Total Fund Operating Expenses (net of fee waivers and reimbursements)   0.45%*
                                                                        ======


-----------

* The Fund's investment advisor currently intends to waive its fee or to reimburse the Fund on a voluntary basis to the extent required so that Total Fund Operating Expenses do not exceed 0.45% of the Institutional Shares' average daily net assets. Absent fee waivers and/or reimbursements, Management Fees would be 0.35%, Other Expenses would be 0.78% and Total Fund Operating Expenses would be 1.13% of the Institutional Shares' average daily net assets.




Example:                                                    1 year     3 years     5 years     10 years
--------                                                    -------    --------    --------    ---------
You would pay the following expenses on a $1,000 invest-
ment, assuming (1) 5% annual return and (2) redemption at
the end of each time period:* ...........................     $5         $14          $25         $57


-----------
* The example is based on Total Fund Operating Expenses, net of fee waivers and reimbursements. Absent such fee waivers and reimbursements, expenses would be higher.


The Expenses and Example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.


      The purpose of the foregoing table is to describe the various costs and expenses that Fund investors may pay indirectly. A person who purchases Institutional Shares through a financial institution may be charged separate fees by that institution.



2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


      The financial highlights included in this table have been derived from the Fund's financial statements for the periods indicated and have been audited by Deloitte & Touche LLP, independent auditors. The financial statements and related notes for the fiscal year ended March 31, 1998 and the report thereon of Deloitte & Touche LLP are included in the Statement of Additional Information. Additional performance information is contained in the Fund's Annual Report for the fiscal year ended March 31, 1998, which can be obtained at no charge by calling the Fund at (800) 767-FLAG.



(For a Share outstanding throughout each period)
--------------------------------------------------------------------------------





                                                                                 Institutional Shares
                                                                 -------------------------------------------------
                                                                                                       For the Period
                                                                   For the Year     For the Year     November 2, 1995(1)
                                                                  Ended March 31,  Ended March 31,        through
                                                                     1998              1997            March 31, 1996
                                                                 ----------------  --------------    -------------------
Per Share Operating Performance:
 Net asset value at beginning of period ..................         $     9.87         $      9.93        $     9.93
                                                                      -------          ----------         ---------
Income from Investment Operations:
 Net investment income                                                   0.03                0.48              0.15
 Net realized and unrealized gain/(loss) on investments ..               0.75               (0.07)            (0.03)
                                                                      -------          ----------         ---------
 Total from Investment Operations ........................               0.78                0.41              0.12
                                                                      -------          ----------         ---------
Less Distributions:
 Net investment income ...................................              (0.47)              (0.47)            (0.12)
                                                                      -------          ----------         ---------
 Net asset value at end of period ........................         $    10.18         $      9.87        $     9.93
                                                                      =======          ==========         =========
Total Return .............................................               8.12%               4.27%             2.83%(2)
Ratios to Average Net Assets:
 Expenses(3) .............................................               0.45%               0.45%             0.45%(2)
 Net investment income(4) ................................               4.53%               4.55%             4.45%(2)
Supplemental Data:
 Net assets at end of period (000)                                 $      623         $    11,971         $   7,068
 Portfolio turnover rate .................................              14.26%              33.18%             8.79%

--------------------------------------------------------------------------------
(1) Commencement of operations.
(2) Annualized.
(3) Without the waiver of advisory fees and reimbursement of expenses, the ratio of expenses to average daily net assets would have been 1.13%, 1.08% and 1.30% for the years ended March 31, 1998, 1997, and the period ended March 31, 1996, respectively.
(4) Without the waiver of advisory fees and reimbursement of expenses, the ratio of net investment income to average daily net assets would have been 3.85%, 3.92% and 3.67% for the years ended March 31, 1998, 1997, and the period ended March 31, 1996.


                                                                               3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INVESTMENT PROGRAM
--------------------------------------------------------------------------------
Investment Objective, Policies and Risk
Considerations

      The Fund seeks to provide current income exempt from federal income taxes and Maryland state and local income taxes consistent with preservation of principal within an intermediate-term maturity structure. There is no assurance this objective will be met.


      Under normal conditions, the Fund expects to be as fully invested as practicable in obligations that, in the opinion of bond counsel to the issuers, produce interest exempt from federal income tax and Maryland state and local income tax and at least 65% of the Fund's total assets will be invested in securities of Maryland issuers. These include municipal obligations issued by the State of Maryland and its political subdivisions, agencies or instrumentalities. The Fund may invest up to 35% of its assets in obligations of other issuers of securities the interest on which is exempt from Maryland state and local taxes. These issuers would include territories or possessions of the United States. However, the Fund has no present intention to invest in securities issued by such territories or possessions.

      As a matter of fundamental policy, under normal conditions, the Fund will invest at least 80% of its total assets in securities the interest on which is exempt from federal and Maryland state and local income taxes and 80% of the Fund's assets will be invested in municipal securities the income from which is not subject to the alternative minimum tax. Income derived from securities subject to the alternative minimum tax is not included when computing income exempt from federal and Maryland state and local income taxes. Under normal conditions, the Fund may invest up to 20% of its net assets in municipal securities, the income from which is not exempt from Maryland state and local income taxes. For temporary, defensive purposes when, in the opinion of the Fund's investment advisor (the "Advisor"), securities exempt from Maryland state and local income tax are not readily available or of sufficient quality, the Fund can invest up to 100% of its assets in securities that pay interest that is exempt only from federal income taxes or in taxable U.S. Treasury securities.

      The Fund is a non-diversified investment company, which means that more than 5% of its assets may be invested in each of one or more issuers. Since a relatively high percentage of assets of the Fund may be invested in the obligations of a limited number of issuers, the value of shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").


      The Fund currently contemplates that it will not invest more than 25% of its total assets (at market value at the time of purchase) in municipal securities, the interest on which is paid from revenues of projects with similar characteristics. See also "Special Considerations Relating To Maryland Municipal Securities."

      Under normal circumstances the Fund's portfolio will have a dollar weighted average maturity of between 3 and 10 years. The value of obligations purchased by the Fund will change as interest rates change. Thus, a decrease in interest rates generally will result in an increase in the value of shares of the Fund. Conversely, an increase in interest rates will generally result in a decrease in the value of the shares of the Fund. The magnitude of these fluctuations will be greater as the average maturity of the Fund increases.

      Municipal notes in which the Fund may invest will be limited to those obligations (i) that are rated MIG-1 or VMIG-1 at the time of investment by Moody's Investors Service, Inc. ("Moody's"), (ii) that are rated SP-1 at the time of investment by Standard & Poor's Ratings Group ("S&P"), or (iii) that, if not rated by S&P or Moody's, are of comparable quality in the Advisor's judgment. Municipal bonds in which the Fund may invest must be rated BBB or better by S&P or Baa or better by Moody's at the time of investment or, if unrated by S&P or Moody's must be of comparable quality in the Advisor's judgment. Securities rated Baa or BBB are deemed to have speculative characteristics. Tax-exempt commercial paper will be limited to investments in obligations that are rated at least A-1 by S&P or Prime-1 by Moody's at the time of investment or, if unrated by S&P or Moody's, are of comparable quality in the Advisor's judgment. These ratings may be based in part on credit support provided by a bank or other entity. Accordingly, a decline in the creditworthiness of the entity providing such support could affect the rating of the security, as well as the payment of interest and principal. For a description of the above ratings, see the Appendix to the Statement of Additional Information.


      The Fund may also enter into futures contracts and options on futures contracts, although it has no present intention to do so. Gains recognized by the Fund from such transactions would constitute taxable income to shareholders.

      The Fund may also purchase variable and floating rate demand notes and bonds. The Advisor will invest


4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

in commitments to purchase securities on a "when-issued" basis and reserves the right to engage in "put" transactions on a daily, weekly or monthly basis.

Municipal Securities

      Municipal securities that the Fund may purchase consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes, construction loan notes and participation interests therein. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity bonds, industrial development bonds and participation interests therein. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, tolls from a toll bridge, or lease payments, for example. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

      The Fund may purchase municipal lease obligations, including certificates of participation ("COPs") in municipal leases. The Fund may acquire municipal lease obligations that may be assigned by the lessee to another party provided the obligation continues to provide tax-exempt interest. The Fund will not purchase municipal lease obligations to the extent it holds municipal lease obligations and illiquid securities in an amount exceeding 10% of its net assets unless the Advisor determines that the municipal lease obligations are liquid pursuant to guidelines established by the Board of Directors of the Fund. Pursuant to these guidelines, the Advisor, in making this liquidity determination, will consider, among other factors, the strength and nature of the secondary market for such obligations, the prospect for its future marketability and whether such obligations are rated. The Fund expects that it will purchase only rated municipal lease obligations. In addition, the Fund may purchase COPs representing interests in other municipal securities (such as industrial development bonds). (See "Participation Interests.")

      Municipal obligations purchased by the Fund that fall below the above rating criteria after the purchase by the Fund shall be sold as promptly as possible consistent with ordinary disposition.

Insured Obligations

      The Fund may invest in obligations that are insured as to the scheduled payment of all installments of principal and interest as they fall due. The purpose of this insurance is to minimize credit risks to the Fund and its shareholders associated with defaults in Maryland municipal obligations owned by the Fund. This insurance does not insure against market risk and therefore does not guarantee the market value of the obligations in the Fund's investment portfolio upon which the net asset value of the Fund's shares is based. The market value will continue to fluctuate in response to fluctuations in interest rates or the bond market. Similarly, this insurance does not cover or guarantee the value of the shares of the Fund. The ratings of the insured obligations may be based in part on insurance provided by an insurance company. Accordingly, a decline in the creditworthiness of the insurance company providing the insurance could affect the rating of the security, as well as the payment of interest and principal.

Participation Interests

      The Fund may invest in COPs representing participation interests in municipal securities (such as AMT-Subject Bonds). A participation interest (i) may pay a fixed, floating or variable rate of interest; (ii) gives the purchaser an undivided interest in the municipal securities in the proportion that the Fund's participation interest bears to the total principal amount of the municipal securities; and (iii) provides a demand repurchase feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank that meets the prescribed quality standards of the Fund. The Fund has the right to sell the instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund's participation interest in the municipal security, plus accrued interest. Banks will retain or receive a service fee, letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the instruments were purchased by the Fund. Participation interests in the form to be purchased by the Fund are new instruments, and no ruling of the Internal Revenue Service has been secured relating to their tax-exempt status. The Fund intends to purchase participation interests based upon opinions of counsel to the issuer to the effect that


                                                                               5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

income from the participation interests is tax-exempt to the Fund. For purposes of complying with diversification requirements, the Fund will treat both the trust, or similar entity established to issue COPs, and the issuers of the underlying municipal securities as issuers. Also, the Fund will limit its investments in COPs to less than 25% of its total assets.


Repurchase Agreements

      The Fund may agree to purchase U.S. Treasury securities from creditworthy financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Default by or bankruptcy proceedings with respect to the seller may, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.


Variable and Floating Rate Demand
Obligations

      The Fund may purchase variable and floating rate demand notes and bonds, which are tax-exempt obligations normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal either at any time or at specified intervals. The interest rates on these obligations fluctuate from time to time in response to changes in the market interest rates. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem will be dependent on the ability of the borrower to pay principal and interest on demand. Each demand note and bond purchased by the Fund will meet the quality criteria established for the purchase of other municipal obligations. The Fund will not invest more than 10% of its net assets in floating or variable rate demand obligations as to which the Fund cannot exercise the demand feature on less than seven days' notice if there is no secondary market available for these obligations.


When-Issued Securities

      When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Fund will generally not pay for such securities or start earning interest on them until they are received. When-issued commitments will not be used for speculative purposes and will be entered into only with the intention of actually acquiring the securities. The securities so purchased or sold are subject to market fluctuation so, at the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will ordinarily invest no more than 40% of its net assets at any time in municipal obligations purchased on a when-issued basis.

Special Considerations Relating to Maryland
Municipal Securities

      The Fund's concentration in securities issued by the State of Maryland and its political subdivisions, agencies and instrumentalities involves greater risk than a fund broadly invested across many states and municipalities. In particular, changes in economic conditions and governmental policies of the State of Maryland and its municipalities could adversely affect the value of the Fund and the securities held by it. For a further description of these risks, see "Risk Factors Associated with a Maryland Portfolio" in the Statement of Additional Information.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

      The Fund's investment program is subject to a number of restrictions that reflect both self-imposed standards and federal regulatory limitations.

1) As a matter of fundamental policy, the Fund will not concentrate 25% or more of its total assets in securities of issuers in any one industry, provided that this limitation does not apply to investments in tax-exempt securities issued by governments or political subdivisions of governments (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an issuer). This restriction may not be changed without shareholder approval;


2) Additionally, the Fund will not invest more than 10% of the Fund's net assets in illiquid securities, including repurchase agreements with maturities of greater than seven days. This restriction may be changed by a vote of the Board of Directors.


      The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information.



6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


HOW TO INVEST IN INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                    [The Fund is No Longer Offering Shares]

      Institutions (e.g., banks and trust companies, savings institutions, corporations, insurance companies, investment counselors, pension funds, employee benefit plans, trusts, estates and educational, religious and charitable institutions) and clients of investment advisory affiliates of BT Alex. Brown Incorporated ("BT Alex. Brown") may purchase Institutional Shares through any securities dealer that is authorized to distribute Institutional Shares ("Participating Dealers") or by completing the Application Form attached to this Prospectus and returning it, together with payment of the purchase price, as instructed in the Application.

      The minimum initial investment in Institutional Shares is $500,000, except that the minimum initial investment is $1,000,000 for qualified retirement plans. There is no minimum for clients of investment advisory affiliates of BT Alex. Brown or for subsequent investments. The Fund reserves the right to suspend the sale of Institutional Shares at any time at the discretion of the Distributor and the Advisor.

      Orders for purchases of Institutional Shares are accepted on any day on which the New York Stock Exchange is open for business (a "Business Day"). Purchase orders for Institutional Shares will be executed at the net asset value per share next determined after receipt of the purchase order. Purchases made through the Distributor or a Participating Dealer must be in accordance with such entity's payment procedures. The Distributor may, at its sole discretion, refuse to accept any purchase order.

      The net asset value per share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time), on each Business Day. Net asset value per share of a class is calculated by valuing its share of the Fund's assets, deducting all liabilities attributable to that class, and dividing the resulting amount by the number of then outstanding shares of the class. For this purpose, portfolio securities are given their market value where feasible. Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established from time to time and monitored by the Fund's Board of Directors. Such procedures may include the use of an independent pricing service, which uses prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Debt obligations with maturities of 60 days or less will be valued at amortized cost, which constitutes fair value as determined by the Fund's Board of Directors.

Other Information

      Periodic statements of account from the Fund will reflect all dividends, purchases and redemptions of Institutional Shares.

      In the interest of economy and convenience and because of the operating procedures for the Institutional Shares, certificates representing such shares will not be issued. All purchases of Institutional Shares are confirmed and credited to the shareholder's account on the Fund's books maintained by the Fund's transfer agent (the "Transfer Agent") or its agents. Shareholders will have the same rights and ownership with respect to such shares as if certificates had been issued.

HOW TO REDEEM INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

      Shareholders may redeem all or part of their Institutional Shares on any Business Day by transmitting a redemption order through a Participating Dealer, or by regular or express mail to the Transfer Agent at its address listed on the inside back cover of this Prospectus. Shareholders may also redeem Institutional Shares by telephone (in amounts up to $500,000). (See "Telephone Transactions" below.) A redemption request is effected at the net asset value per share next determined after receipt of the order in proper form. Redemption orders received after 4:00 p.m. (Eastern Time), or the close of the New York Stock Exchange, whichever is earlier, will be effected at the next net asset value next determined on the following Business Day. Payment for redeemed Institutional Shares will be made by wire transfer of funds to the shareholder's bank, or to a Participating Dealer, as appropriate, upon receipt of a duly authorized redemption request as promptly as feasible and, under most circumstances, within three Business Days.

      Dividends payable up to the date of the redemption of Institutional Shares will be paid on the next dividend payment date. If all of the Institutional Shares in an account have been redeemed on the dividend payment date, the dividend will be remitted by wire to the shareholder's bank or to a Participating Dealer, as appropriate.

      The Fund has the power, under its Articles of Incorporation, to redeem shareholder accounts amounting to less than $500 upon 60 days' written notice.



                                                                               7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------

      Shareholders may exercise the exchange privilege with respect to other Flag Investors funds, or redeem Institutional Shares in amounts up to $500,000, by notifying the Transfer Agent by telephone on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time) or by regular or express mail at its address listed on the inside back cover of this Prospectus. Telephone transaction privileges are automatic. Shareholders may specifically request that no telephone redemptions or exchanges be accepted for their accounts. This election may be made on the Application Form or at any time thereafter by completing and returning appropriate documentation supplied by the Transfer Agent.

      A telephone exchange or redemption placed by 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier, is effective that day. Telephone orders placed after 4:00 p.m. (Eastern Time) will be effected at the net asset value as next determined on the following Business Day.
      The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied instructions of such transaction requests. If these procedures are employed, neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that either of them reasonably believes to be genuine. During periods of extreme economic or market changes, shareholders may experience difficulty in effecting telephone transactions. In such event, requests should be made by express mail or facsimile. (See "How to Invest in Institutional Shares -- Purchases by Exchange" and "How to Redeem Institutional Shares.")


DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

Dividends and Distributions
      The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income (including net short-term capital gains) in the form of monthly dividends. The Fund may distribute to shareholders any net capital gains (net long-term capital gains less net short-term capital losses) on an annual basis or, alternatively, may elect to retain net capital gains and pay tax thereon.

      Unless the shareholder elects otherwise, all income dividends (consisting of dividend and interest income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net capital gains distributions, if any, will be reinvested in additional Institutional Shares at net asset value. However, shareholders may elect to terminate automatic reinvestment by giving written notice to the Transfer Agent (see "Custodian, Transfer Agent and Accounting Services"), either directly or through the Distributor or a Participating Dealer, at least five days before the next date on which dividends or distributions will be paid.

Tax Treatment of Dividends and Distributions

      The following summary of certain federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or the shareholders, and the discussion here is not intended as a substitute for careful tax planning. Accordingly, shareholders are advised to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

      The Statement of Additional Information sets forth further information concerning taxes.

      The Fund intends to continue to qualify as a "regulated investment company" under the Code and to distribute to its investors all of its net investment income (including its net tax-exempt income) and net short-term and long-term capital gain income, if any, so that it is not required to pay federal income taxes on amounts so distributed. In addition, the Fund expects to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax. Shareholders will be advised at least annually as to the federal income tax consequences of distributions made during the year.

Dividends derived from the Fund's net exempt-interest income and designated by the Fund as exempt-interest dividends may be treated by the Fund's shareholders as items of interest excludable from their gross


8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

income for federal income tax purposes if the Fund qualifies as a regulated investment company and if, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excluded from gross income. Although exempt-interest dividends are excludable from a shareholder's gross income for regular income tax purposes, they may have collateral federal income tax consequences, including alternative minimum tax consequences. (See the Statement of Additional Information.)

      Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of exempt-interest dividends. All or a portion of the interest on indebtedness incurred or continued by a shareholder to purchase or carry Institutional Shares may not be deductible for federal income tax purposes. Furthermore, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by "private activity bonds" or "industrial development bonds" should consult their tax advisors before purchasing Institutional Shares.

      Under the Code, dividends attributable to interest on certain "private activity bonds" issued after August 7, 1986, will be included in alternative minimum taxable income for the purpose of determining liability (if any) for the alternative minimum tax for individuals and for corporations. Additionally, in the case of corporations, all tax-exempt interest dividends will be taken into account in determining "adjusted current earnings" (as defined for federal income tax purposes) for purposes of computing the alternative minimum tax imposed on corporations.

      To the extent, if any, that dividends paid to investors are derived from taxable income, such dividends will be subject to federal income tax. In addition, as substantially all of the Fund's income is expected to be derived from earned interest, it is anticipated that no portion of the Fund's distributions will be eligible for the corporate dividends-received deduction. If the Fund purchases a municipal security at a market discount, any gain realized by the Fund upon sale or redemption of the municipal obligation shall be treated as taxable interest income to the extent such gain does not exceed the market discount and any gain realized in excess of the market discount will be treated as capital gain. Distributions of net investment income and/or the excess, if any, of net short-term capital gains over net long-term capital losses are taxable to investors as ordinary income, regardless of whether such distributions are paid in cash or reinvested in additional Institutional Shares. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) that are designated by the Fund as capital gain dividends are taxable to investors as long-term capital gains, regardless of the length of time the investor owned the Institutional Shares.

      Ordinarily, shareholders will include all dividends declared by the Fund as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholders and paid by the Fund in the year in which the dividends were declared.

      The Fund intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for federal excise tax.

      The sale, exchange or redemption of Institutional Shares is a taxable event to the shareholder.

Maryland Tax Disclosure

      To the extent the Fund qualifies as a regulated investment company under the Code, it will be subject to tax only on (1) that portion of its income on which tax is imposed for federal income tax purposes under Section 852(b)(1) of the Code and (2) that portion of its income that consists of federally tax-exempt interest on obligations other than Maryland Exempt Obligations (hereinafter defined) to the extent such interest is not paid to Fund shareholders in the form of exempt-interest dividends. To the extent dividends paid by the Fund represent interest excludable from gross income for federal income tax purposes, that portion of exempt-interest dividends that represents interest received by the Fund on obligations issued by the State of Maryland, its political subdivisions, Puerto Rico, the U.S. Virgin Islands, or Guam and their respective authorities or municipalities ("Maryland Exempt Obligations"), will be exempt from Maryland state and local income taxes when distributed to a shareholder of the Fund. Except as noted below, all other dividend distributions will be subject to Maryland state and local income taxes.

      Capital gains distributed by the Fund to a shareholder or any gains realized by a shareholder from a redemption or sale of shares must be recognized for Maryland state and local income tax purposes to the extent recognized for federal income tax purposes. However, capital gains distributions included in the gross income of shareholders for federal income tax purposes are subtracted from capital gains income for Maryland income tax purposes to the extent such distributions are derived from the disposition of debt obligations issued by the State of Maryland, its political subdivisions and authorities.


                                                                               9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Dividends received by a shareholder from the Fund that are derived from interest on U.S. government obligations will be exempt from Maryland state and local income taxes. Entities subject to the financial institution franchise tax will generally be subject to tax on distributions from the Fund.

      In the case of individuals, Maryland presently imposes an income tax on items of tax preference with reference to such items as defined in the Code for purposes of calculating the federal alternative minimum tax. Interest paid on certain private activity bonds of an issuer other than the State of Maryland, its political subdivisions, or authorities is a preference item taken into account for this purpose. Accordingly, if the Fund holds such bonds, the excess of 50% of that portion of exempt interest dividends that is attributable to interest on such bonds over a threshold amount may be taxable by Maryland. Interest on indebtedness incurred or continued (directly or indirectly) by a shareholder in order to purchase or carry shares of the Fund will not be deductible for Maryland state and local income tax purposes. Individuals will not be subject to personal property tax on their shares of the Fund. Shares of the Fund held by a Maryland resident at death may be subject to Maryland inheritance and estate taxes.

MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------

      The overall business affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, distributor, custodian and transfer agent. A majority of the Directors of the Fund have no affiliation with the Advisor or the Distributor.

INVESTMENT ADVISOR

--------------------------------------------------------------------------------

      Investment Company Capital Corp. ("ICC" or the "Advisor"), the Fund's investment advisor, is an indirect subsidiary of Bankers Trust Corporation. ICC is also the investment advisor to other mutual funds in the Flag Investors family of funds and BT Alex. Brown Cash Reserve Fund, Inc., which funds had approximately $7.4 billion of net assets as of May 31, 1998.

      ICC is responsible for the general management of the Fund, as well as for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates under standards established and periodically reviewed by the Board of Directors. ICC currently intends to waive, on a voluntary basis, its annual fee to the extent necessary so that Total Fund Operating Expenses do not exceed 0.45% of the Institutional Shares' average daily net assets. For the fiscal year ended March 31, 1998, ICC waived all advisory fees, amounting to $97,673, and reimbursed expenses of $91,276.

      ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. (See "Custodian, Transfer Agent and Accounting Services.")

Portfolio Managers

      Messrs. M. Elliott Randolph, Jr., and Paul D. Corbin, have shared primary responsibility for managing the Fund's assets since inception.

      M. Elliott Randolph, Jr. has 24 years of investment experience and has been a portfolio manager with the Advisor since 1991. From 1988-1991 he was a Principal with Monument Capital Management, Inc.

      Paul D. Corbin has over 20 years of investment experience and has been a portfolio manager with the Advisor since 1991. From 1984-1991 he served as the Senior Vice President in charge of Fixed Income Portfolio Management at First National Bank of Maryland.

DISTRIBUTOR

--------------------------------------------------------------------------------

      ICC Distributors, Inc. ("ICC Distributors" or the "Distributor") has served as distributor for each class of the Fund's shares since August 31, 1998. ICC Distributors is a registered broker-dealer that offers distribution services to a variety of registered investment companies including the other funds in the Flag Investors family of funds and BT Alex. Brown Cash Reserve Fund, Inc. ICC Distributors is not affiliated with the Advisor.

      ICC Distributors receives no compensation for distributing the Institutional Shares. ICC Distributors bears all expenses associated with advertisements, promotional materials, sales literature and printing and mailing prospectuses to individuals and entities other than Fund shareholders.



10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES
--------------------------------------------------------------------------------

      Investment Company Capital Corp. is the Fund's transfer and dividend disbursing agent. ICC also provides accounting services to the Fund. As compensation for providing accounting services to the Fund for the fiscal year ended March 31, 1998, ICC received a fee equal to 0.10% of the Fund's average daily net assets. Bankers Trust Company, a subsidiary of Bankers Trust Corporation and an affiliate of the Fund, acts as custodian of the Fund's assets. (See the Statement of Additional Information.)

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

      From time to time the Fund may advertise its performance including comparisons to other mutual funds with similar investment objectives and to relevant indices. Any quotations of yield of the Fund will be determined by dividing the net investment income earned by the Fund during a 30-day period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis. The Fund may also advertise a "tax-equivalent yield," which is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Fund's yield, assuming certain tax brackets for a shareholder. All advertisements of performance will show the average annual total return over one-, five- and ten-year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding average annual compounded rates of return over such periods that would equate an assumed initial investment of $1,000 to the ending redeemable value according to the required standardized calculation. The standardized calculation is required by the SEC to provide consistency and comparability in investment company advertising and is not equivalent to a yield calculation.

      If the Fund compares its performance to other funds or to relevant indices, the Fund's performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield.

      The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Morningstar Inc., independent services that monitor the performance of mutual funds. The Fund may also use total return performance data as reported in national, financial and industry publications that monitor the performance of mutual funds such as Money Magazine, Forbes, Business Week, Barron's, Investor's Daily, IBC/Donoghue's Money Fund Report and The Wall Street Journal.

      Performance will fluctuate and any statement of performance should not be considered as representative of the future performance of the Fund. Shareholders should remember that performance is generally a function of the type and quality of instruments held by the Fund, operating expenses and market conditions. Any fees charged by financial institutions with respect to customer accounts through which Institutional Shares may be purchased, although not included in calculations of performance, will reduce performance results.


GENERAL INFORMATION
--------------------------------------------------------------------------------


Description of Shares

      The Fund is an open-end, non-diversified management investment company organized under the laws of the State of Maryland on July 23, 1993 and is authorized to issue 40 million shares of capital stock, par value of $.001 per share, all of which shares are designated common stock. Each share has one vote and shall be entitled to dividends and distributions when and if declared by the Fund. In the event of liquidation or dissolution of the Fund, each share would be entitled to its pro rata portion of the Fund's assets after all debts and expenses have been paid. The fiscal year-end of the Fund is March 31.

      The Board of Directors is authorized to establish additional series of shares of capital stock, each of which would evidence interests in a separate portfolio of securities, and separate classes of each series of the



                                                                              11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Fund. The shares offered by this Prospectus have been designated "Flag
Investors Maryland Intermediate Tax-Free Income Fund Institutional Shares." The Board has no present intention of establishing any additional series of the Fund but the Fund does have two other classes of shares in addition to the shares offered hereby: "Flag Investors Maryland Intermediate Tax-Free Income Fund Class A Shares" and "Alex. Brown Capital Advisory & Trust Maryland Intermediate Tax-Free Income Shares." Additional information concerning the Fund's other classes may be obtained by calling the Fund at (800) 767-FLAG. Different classes of the Fund may be offered to certain investors and holders of such shares may be entitled to certain exchange privileges not offered to Institutional Shares. All classes of the Fund share a common investment objective, portfolio of investments and advisory fee, but the classes may have different distribution fees or sales load structures and the net asset value per share of the classes may differ at times.



Annual Meetings

      Unless required under applicable Maryland law, the Fund does not expect to hold annual meetings of shareholders. However, shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with the shareholder communications in connection with the meeting.

Reports

The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors, Deloitte & Touche LLP.



Shareholder Inquiries

      Shareholders with inquiries concerning their Institutional Shares should contact the Fund at (800) 767-FLAG, the Transfer Agent at (800) 553-8080 or a Participating Dealer, as appropriate.



12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND, INC.
                             (INSTITUTIONAL SHARES)
                             NEW ACCOUNT APPLICATION
--------------------------------------------------------------------------------

Send completed Application by overnight carrier to:
  Flag Investors Funds
  330 West 9th Street, First Floor
  Kansas City, Missouri 64105
  Attn: Flag Investors Maryland Intermediate
        Tax-Free Income Fund, Inc.

For assistance in completing this Application please call: 1-800-553-8080, Monday-Friday, 8:30 a.m. to 5:30 p.m. (Eastern Time)

If you are paying by check, make check payable to "Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc." and mail with this Application. If you are paying by wire, see instructions below.
--------------------------------------------------------------------------------
              ------------------------------------------------
                    Your Account Registration (Please Print)
              --------------------------------------------------

Name on Account

-----------------------------------------------
Name of Corporation, Trust or Partnership

---------------------------------
Tax ID Number

[ ] Corporation [ ] Partnership [ ] Trust

[ ] Non-Profit or Charitable Organization [ ] Other___________

Mailing Address

------------------------------------------------
Name of Individual to Receive Correspondence

------------------------------------------------
Street

------------------------------------------------
City                         State      Zip

(   )
------------------------------------------------
Daytime Phone

If a Trust, please provide the following:

-----------------------------------------------------------------

Date of Trust                   For the Benefit of

-----------------------------------------------------------------
Name of Trustees (If to be included in the Registration)
--------------------------------------------------------------------------------

              --------------------------------------------------
                               Initial Investment
              --------------------------------------------------

The minimum initial purchase for the Institutional Shares of the Fund is $500,000, except that the minimum initial purchase is $1,000,000 for qualified retirement plans. There is no minimum for clients of investment advisory affiliates of BT Alex. Brown or for subsequent investments.

Indicate the amount to be invested and the method of payment:

__ A. By Mail: Enclosed is a check in the amount of $_________ payable to Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc.

__ B. By Wire: A bank wire in the amount of $_________ has been sent from _____________________________________________  ____________________________
                       Name of Bank                       Wire Control Number

  Wire Instructions
       Follow the instructions below to arrange for a wire transfer for initial investment:
       o Send completed Application by overnight carrier to BT Alex. Brown
         Incorporated/Flag Investors Funds at the address listed above.
       o Call 1-800-553-8080 to obtain new investor's Fund account number.
       o Wire payment of the purchase price to Investors
         Fiduciary Trust Company ("IFTC"), as follows:
         IFTC
         a/c BT Alex. Brown Incorporated/Flag Investors Funds
         Acct. # 7528191
         ABA # 1010-0362-1

         Kansas City, Missouri 64105

       Please include the following information in the wire:

       o Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc. -- Institutional Shares

       o "For further credit to_________________________________."

                                (Investor's Fund Account Number)

--------------------------------------------------------------------------------

              --------------------------------------------------
                              Distribution Options
              --------------------------------------------------

Please check appropriate boxes. If none of the options are selected, all distributions will be reinvested in additional Institutional Shares of the Fund.


      Income Dividends                     Capital Gains
      [ ] Reinvested in additional shares  [ ] Reinvested in additional shares
      [ ] Paid in cash                     [ ] Paid in cash
--------------------------------------------------------------------------------


              --------------------------------------------------
                             Telephone Transactions
              --------------------------------------------------

I understand that I will automatically have telephone redemption privileges (for amounts up to $500,000) and exchange privileges (with respect to Institutional Shares of other Flag Investors Funds) unless I mark one or both of the boxes below:

     No, I do not want:  [ ] Telephone redemption privileges
[ ] Telephone exchange privileges

           Redemptions effected by telephone will be wired to the bank account designated below.
-------------------------------------------------------------------------------


              --------------------------------------------------
                            Bank Account Designation
                        (This Section Must Be Completed)
              --------------------------------------------------

Please attach a blank, voided check to provide account and bank routing information.


--------------------------------------------------------------------------------
Name of Bank                      Branch

--------------------------------------------------------------------------------
Bank Address                      City/State/Zip

--------------------------------------------------------------------------------
Name(s) on Account

--------------------------------------------------------------------------------

Account Number                    A.B.A. Number

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


              --------------------------------------------------
                    Acknowledgment, Certificate and Signature
              --------------------------------------------------

--------------------------------------------------------------------------------
 The Fund may be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholders who fail to provide the information and/or certifications required below. This backup withholding is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

 By signing this Application, I hereby certify under penalties of perjury that the information on this Application is complete and correct and that as required by federal law: (Please check applicable boxes)

 [ ] U.S. Citizen/Taxpayer:

     [ ] I certify that (1) the number shown above on this form is the correct
         Tax ID Number and (2) I am not subject to any backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

     [ ] If no Tax ID Number has been provided above, I have applied, or intend to apply, to the IRS for a Tax ID Number, and I understand that if I do not provide such number to the Transfer Agent within 60 days of the date of this Application or if I fail to furnish my correct Tax ID Number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide your Tax ID Number on IRS Form W-9. You may request such form by calling the Transfer Agent at 800-553-8080.)

 [ ] Non-U.S. Citizen/Taxpayer: Indicated country of residence for tax purposes: _________________________________ Under penalties of perjury,
     I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.
-----------------------------------------------------------------------------

I have received a copy of the Fund's prospectus. I acknowledge that the telephone redemption and exchange privileges are automatic and will be effected as described in the Fund's current prospectus (see "Telephone Transactions"). I also acknowledge that I may bear the risk of loss in the event of fraudulent use of such privileges. If I do not want telephone redemption or exchange privileges, I have so indicated on this Application.

------------------------------------------------------------------------------
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Signature of Corporate Officer, General Partner, Trustee, etc.       Date


------------------------------------------------------------------------------
Signature of Corporate Officer, General Partner, Trustee, etc.       Date


              --------------------------------------------------
                  Person(s) Authorized to Conduct Transactions
              --------------------------------------------------

The following person(s) ("Authorized Person(s)") are currently officers, trustees, general partners or other authorized agents of the investor. Any ________ * of the Authorized Person(s) is, by lawful and appropriate action of the investor, a person entitled to give instructions regarding purchases and redemptions or make inquiries regarding the Account.


-------------------------------------      -------------------------------------
Name/Title                                 Signature              Date


-------------------------------------      -------------------------------------
Name/Title                                 Signature              Date


-------------------------------------      -------------------------------------
Name/Title                                 Signature              Date


-------------------------------------      -------------------------------------
Name/Title                                 Signature              Date

The signature appearing to the right of each Authorized Person is that person's signature. Investment Company Capital Corp. ("ICC") may, without inquiry, act upon the instructions (whether verbal, written, or provided by wire, telecommunication, or any other process) of any person claiming to be an Authorized Person. Neither ICC nor any entity on behalf of which ICC is acting shall be liable for any claims or expenses (including legal fees) or for any losses resulting from actions taken upon any instructions believed to be genuine. ICC may continue to rely on the instructions made by any person claiming to be an Authorized Person until it is informed through an amended Application that the person is no longer an Authorized Person and it has a reasonable period (not to exceed one week) to process the amended Application. Provisions of this Application shall be equally Applicable to any successor of ICC.



* If this space is left blank, any one Authorized Person is authorized to give instructions and make inquiries. Verbal instructions will be accepted from any one Authorized Person. Written instructions will require signatures of the number of Authorized Persons indicated in this space.
--------------------------------------------------------------------------------

              --------------------------------------------------
                            Certificate of Authority
              --------------------------------------------------

Investors must complete one of the following two Certificates of Authority.

Certificate A: FOR CORPORATIONS AND UNINCORPORATED ASSOCIATIONS (With a Board of Directors or Board of Trustees.)

I __________________ , Secretary of the above-named investor, do hereby certify that at a meeting on ___________ , at which a quorum was present throughout, the Board of Directors (Board of Trustees) of the investor duly adopted a resolution which is in full force and effect and in accordance with the investor's charter and by-laws, which resolution did the following: (1) empowered the officers/trustees executing this Application (or amendment) to do so on behalf of the investor; (2) empowered the above-named Authorized
Person(s) to effect securities transactions for the investor on the terms described above; (3) authorized the Secretary to certify, from time to time, the names and titles of the officers of the investor and to notify ICC when changes in officers occur; and (4) authorized the Secretary to certify that such a resolution has been duly adopted and will remain in full force and effect until ICC receives a duly-executed amendment to the Certification form.

Witness my hand and seal on behalf of the investor.



This ___ day of __________, 199_   Secretary ___________________________________


The undersigned officer (other than the Secretary) hereby certifies that the foregoing instrument has been signed by the Secretary of the investor.


--------------------------------------------------------------------------------
Signature and title                                 Date


Certificate B: FOR PARTNERSHIPS AND TRUSTS (Even if you are the sole trustee)

The undersigned certify that they are all general partners/trustees of the investor and that they have done the following under the authority of the investor's partnership agreement/trust instrument: (1) empowered the general partner/trustee executing this Application (or amendment) to do so on behalf of the investor; (2) empowered the above-named Authorized Person(s) to effect securities transactions for the investor on the terms described above; (3) authorized the Secretary to certify, from time to time, the names of the general partners/trustees of the investor and to notify ICC when changes in general partners/trustees occur. This authorization will remain in full force and effect until ICC receives a further duly-executed certification. (If there are not enough spaces here for all necessary signatures, complete a separate certificate containing the language of this Certificate B and attach it to the Application).


--------------------------------------------------------------------------------
Signature and title                                 Date


--------------------------------------------------------------------------------
Signature and title                                 Date


A-2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND, INC.

                             (Institutional Shares)








                               Investment Advisor
                        INVESTMENT COMPANY CAPITAL CORP.
                                One South Street
                            Baltimore, Maryland 21202




        Transfer Agent                                     Distributor
  INVESTMENT COMPANY CAPITAL CORP.                   ICC DISTRIBUTORS, INC.
        One South Street                                  P.O. Box 7558
     Baltimore, Maryland 21202                       Portland, Maine 04101
        1-800-553-8080



         Custodian                                     Independent Auditors
    BANKERS TRUST COMPANY                             DELOITTE & TOUCHE LLP
    130 Liberty Street                                  117 Campus Drive
    New York, New York 10006                       Princeton, New Jersey 08540



                                  Fund Counsel
                           MORGAN, LEWIS & BOCKIUS LLP
                              2000 One Logan Square
                        Philadelphia, Pennsylvania 19103

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]



          ALEX. BROWN CAPITAL ADVISORY & TRUST MARYLAND INTERMEDIATE
                             TAX-FREE INCOME SHARES
  (A Class of Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc.)



                          Prospectus -- August 1, 1998



--------------------------------------------------------------------------------

This mutual fund (the "Fund") is designed to provide current income exempt from federal income taxes and Maryland state and local income taxes consistent with preservation of principal within an intermediate-term maturity structure. The Fund will invest primarily in municipal obligations issued by the State of Maryland and its political subdivisions, agencies or instrumentalities.

Alex. Brown Capital Advisory & Trust Shares of the Fund ("ABCAT Shares") are available solely for the discretionary accounts of Alex. Brown Capital Advisory & Trust Company and its affiliates. (See "How to Invest in ABCAT Shares.")

This Prospectus sets forth basic information that investors should know about the Fund prior to investing and should be retained for future reference. A Statement of Additional Information dated August 1, 1998, has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference. It is available upon request and without charge by calling the Fund at (800) 767-3524.



TABLE OF CONTENTS
Fund Expenses   .....................   2
Financial Highlights  ...............   3
Investment Program ..................   4
Investment Restrictions  ............   6
How to Invest in ABCAT Shares  ......   7
How to Redeem ABCAT Shares  .........   7
Dividends and Taxes   ...............   7
Management of the Fund   ............   9
Investment Advisor ..................   9
Distributor  ........................  10
Custodian, Transfer Agent and
   Accounting Services   ............  10
Performance Information  ............  10
General Information   ...............  11



THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

--------------------------------------------------------------------------------


   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
          AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE
             COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                      PROSPECTUS. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.

FUND EXPENSES

--------------------------------------------------------------------------------

Shareholder Transaction Expenses:



Maximum Sales Charge Imposed on Purchases ................................................    None
Maximum Sales Charge Imposed on Reinvested Dividends......................................    None
Maximum Deferred Sales Charge.............................................................    None



Annual Fund Operating Expenses (net of fee waivers and reimbursements)
 (as a percentage of average daily net assets):




Management Fees (net of fee waivers)  .................................   0.00%*
12b-1 Fees    .........................................................   None
Other Expenses (net of reimbursements)   ..............................   0.45%*
                                                                          ------
Total Fund Operating Expenses (net of fee waivers and reimbursements)     0.45%*
                                                                          ======


-----------

* Alex. Brown Capital Advisory & Trust Company intends, consistent with applicable legal requirements, to reimburse its clients at the account level in an amount such that the additional cost for client assets invested in ABCAT Shares is 0.20%. Absent this arrangement, clients would be subject to the expenses of the Fund shown above. In this regard, the Fund's investment advisor currently intends to waive its fee or to reimburse the Fund on a voluntary basis to the extent required so that Total Fund Operating Expenses do not exceed 0.45% of the ABCAT Shares' average daily net assets. Absent fee waivers and/or reimbursements, Management Fees would be 0.35%, Other Expenses would be 0.78% and Total Fund Operating Expenses would be 1.13% of the ABCAT Shares' average daily net assets.




Example:                                                                         1 year     3 years   5 years    10 years
------------------------------------------------------------------------------   --------   --------  --------   --------
You would pay the following expenses on a $1,000 investment, assuming (1) 5%
annual return and (2) redemption at the end of each time period:*    .........    $5         $14       $25        $57


-----------
* The Example is based on Total Fund Operating Expenses, net of fee waivers and reimbursements. Absent such fee waivers and reimbursements, expenses would be higher.



The Expenses and Example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

      The purpose of the foregoing table is to describe the various costs and expenses that a Fund investor may pay indirectly. (For more complete descriptions of the various costs and expenses, see "How to Invest in ABCAT Shares," "Investment Advisor" and "Distributor.")

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


      The financial highlights included in this table have been derived from the Fund's financial statements for the periods indicated and have been audited by Deloitte & Touche LLP, independent auditors. The financial statements and related notes for the fiscal year ended March 31, 1998 and the report thereon of Deloitte & Touche LLP are included in the Statement of Additional Information. Additional performance information is contained in the Fund's Annual Report for the fiscal year ended March 31, 1998, which can be obtained at no charge by calling the Fund at (800) 767-3524.


(For a share outstanding throughout each period)
--------------------------------------------------------------------------------




                                                                        ABCAT Shares
                                                                   ----------------------
                                                                    For the Period May 8,
                                                                       1997(1) through
                                                                      March 31, 1998
                                                                      ----------------
Per Share Operating Performance:
 Net asset value at beginning of period    ........................       $  9.94
                                                                          -------
Income from Investment Operations:
 Net investment income   ..........................................          0.40
 Net realized and unrealized gain on investments   ................          0.24
                                                                          -------
 Total from Investment Operations    ..............................          0.64
                                                                          -------
Less Distributions:
 Net investment income   ..........................................          0.40
                                                                          -------
 Net asset value at end of period    ..............................       $ 10.18
                                                                          =======
Total Return    ...................................................          7.26%
Ratios to Average Daily Net Assets:
 Expenses(3)   ....................................................          0.45%(2)
 Net investment income(4)  ........................................          4.47%(2)
Supplemental Data:
 Net assets at end of period (000)   ..............................       $20,569
 Portfolio turnover rate    .......................................         14.26%

---------------
(1) Commencement of operations.
(2) Annualized.
(3) Without the waiver of advisory fees and reimbursement of expenses, the ratio of expenses to average daily net assets would have been 1.13% for the period ended March 31, 1998.
(4) Without the waiver of advisory fees and reimbursement of expenses, the ratio of net investment income to average daily net assets would have been 3.79% for the period ended March 31, 1998.

INVESTMENT PROGRAM

--------------------------------------------------------------------------------
Investment Objective, Policies and
Risk Considerations

      The Fund seeks to provide current income exempt from federal income taxes and Maryland state and local income taxes consistent with preservation of principal within an intermediate-term maturity structure. There is no assurance this objective will be met.

      Under normal conditions, the Fund expects to be as fully invested as practicable in obligations that, in the opinion of bond counsel to the issuers, produce interest exempt from federal income tax and Maryland state and local income tax and at least 65% of the Fund's total assets will be invested in securities of Maryland issuers. These include municipal obligations issued by the State of Maryland and its political subdivisions, agencies or instrumentalities. The Fund may invest up to 35% of its assets in obligations of other issuers of securities the interest on which is exempt from Maryland state and local taxes. These issuers would include territories or possessions of the United States. However, the Fund has no present intention to invest in securities issued by such territories or possessions.

      As a matter of fundamental policy, under normal conditions, the Fund will invest at least 80% of its total assets in securities the interest on which is exempt from federal and Maryland state and local income taxes and 80% of the Fund's assets will be invested in municipal securities the income from which is not subject to the alternative minimum tax. Income derived from securities subject to the alternative minimum tax is not included when computing income exempt from federal and Maryland state and local income taxes. Under normal conditions, the Fund may invest up to 20% of its net assets in municipal securities, the income from which is not exempt from Maryland state and local income taxes. For temporary, defensive purposes when, in the opinion of the Fund's investment advisor (the "Advisor"), securities exempt from Maryland state and local income tax are not readily available or of sufficient quality, the Fund can invest up to 100% of its assets in securities that pay interest that is exempt only from federal income taxes or in taxable U.S. Treasury securities.


      The Fund is a non-diversified investment company, which means that more than 5% of its assets may be invested in each of one or more issuers. Since a relatively high percentage of assets of the Fund may be invested in the obligations of a limited number of issuers, the value of shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

      The Fund currently contemplates that it will not invest more than 25% of its total assets (at market value at the time of purchase) in municipal securities, the interest on which is paid from revenues of projects with similar characteristics. See also "Special Considerations Relating To Maryland Municipal Securities."


      Under normal circumstances the Fund's portfolio will have a dollar weighted average maturity of between 3 and 10 years. The value of obligations purchased by the Fund will change as interest rates change. Thus, a decrease in interest rates generally will result in an increase in the value of shares of the Fund. Conversely, an increase in interest rates will generally result in a decrease in the value of the shares of the Fund. The magnitude of these fluctuations will be greater as the average maturity of the Fund increases.



      Municipal notes in which the Fund may invest will be limited to those obligations (i) that are rated MIG-1 or VMIG-1 at the time of investment by Moody's Investors Service, Inc. ("Moody's"), (ii) that are rated SP-1 at the time of investment by Standard & Poor's Ratings Group ("S&P"), or (iii) that, if not rated by S&P or Moody's, are of comparable quality in the Advisor's judgment. Municipal bonds in which the Fund may invest must be rated BBB or better by S&P or Baa or better by Moody's at the time of investment or, if unrated by S&P or Moody's must be of comparable quality in the Advisor's judgment. Securities rated Baa or BBB are deemed to have speculative characteristics. Tax-exempt commercial paper will be limited to investments in obligations that are rated at least A-1 by S&P or Prime-1 by Moody's at the time of investment or, if unrated by S&P or Moody's, are of comparable quality in the Advisor's judgment. These ratings may be based in part on credit support provided by a bank or other entity. Accordingly, a decline in the creditworthiness of the entity providing such support could affect the rating of the security, as well as the payment of interest and principal. For a description of the above ratings, see the Appendix to the Statement of Additional Information.



      The Fund may also enter into futures contracts and options on futures contracts, although it has no present intention to do so. Gains recognized by the Fund from such transactions would constitute taxable income to shareholders.

      The Fund may also purchase variable and floating rate demand notes and bonds. The Advisor will invest in commitments to purchase securities on a "when-issued" basis and reserves the right to engage in "put" transactions on a daily, weekly or monthly basis.

Municipal Securities

      Municipal securities that the Fund may purchase consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes, construction loan notes and participation interests therein. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity bonds, industrial development bonds and participation interests therein. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility (tolls from a toll bridge, or lease payments, for example). The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.



      The Fund may purchase municipal lease obligations, including certificates of participation ("COPs") in municipal leases. The Fund may acquire municipal lease obligations that may be assigned by the lessee to another party provided the obligation continues to provide tax-exempt interest. The Fund will not purchase municipal lease obligations to the extent it holds municipal lease obligations and illiquid securities in an amount exceeding 10% of its net assets unless the Advisor determines that the municipal lease obligations are liquid pursuant to guidelines established by the Board of Directors of the Fund. Pursuant to these guidelines, the Advisor, in making this liquidity determination, will consider, among other factors, the strength and nature of the secondary market for such obligations, the prospect for its future marketability and whether such obligations are rated. The Fund expects that it will purchase only rated municipal lease obligations. In addition, the Fund may purchase COPs representing interests in other municipal securities (such as industrial development bonds). (See "Participation Interests.")

      Municipal obligations purchased by the Fund that fall below the above rating criteria after the purchase by the Fund shall be sold as promptly as possible consistent with orderly disposition.


Insured Obligations

      The Fund may invest in obligations that are insured as to the scheduled payment of all installments of principal and interest as they fall due. The purpose of this insurance is to minimize credit risks to the Fund and its shareholders associated with defaults in Maryland municipal obligations owned by the Fund. This insurance does not insure against market risk and therefore does not guarantee the market value of the obligations in the Fund's investment portfolio upon which the net asset value of the Fund's shares is based. The market value will continue to fluctuate in response to fluctuations in interest rates or the bond market. Similarly, this insurance does not cover or guarantee the value of the shares of the Fund. The ratings of the insured obligations may be based in part on insurance provided by an insurance company. Accordingly, a decline in the creditworthiness of the insurance company providing the insurance could affect the rating of the security, as well as the payment of interest and principal.

Participation Interests


      The Fund may invest in COPs representing participation interests in municipal securities (such as AMT-Subject Bonds). A participation interest (i) may pay a fixed, floating or variable rate of interest; (ii) gives the purchaser an undivided interest in the municipal securities in the proportion that the Fund's participation interest bears to the total principal amount of the municipal securities; and (iii) provides a demand repurchase feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank that meets the prescribed quality standards of the Fund. The Fund has the right to sell the instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund's participation interest in the municipal security, plus accrued interest. Banks will retain or receive a service fee, letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the instruments were purchased by the Fund. Participation interests in the form to be purchased by the Fund are new instruments, and no ruling of the Internal Revenue Service has been secured relating to their tax-exempt status. The Fund intends to purchase participation interests based upon opinions of counsel to the issuer to the effect that income from the participation interests is tax-exempt to the Fund. For purposes of complying with diversification requirements, the Fund will treat both the trust, or similar entity established to issue

COPs, and the issuers of the underlying municipal securities as issuers. Also, the Fund will limit its investments in COPs to less than 25% of its total assets.

Repurchase Agreements


      The Fund may agree to purchase U.S. Treasury securities from creditworthy financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Default by or bankruptcy proceedings with respect to the seller may, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.


Variable and Floating Rate Demand
Obligations


      The Fund may purchase variable and floating rate demand notes and bonds, which are tax-exempt obligations normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal either at any time or at specified intervals. The interest rates on these obligations fluctuate from time to time in response to changes in the market interest rates. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem will be dependent on the ability of the borrower to pay principal and interest on demand. Each demand note and bond purchased by the Fund will meet the quality criteria established for the purchase of other municipal obligations. The Fund will not invest more than 10% of its net assets in floating or variable rate demand obligations as to which the Fund cannot exercise the demand feature on less than seven days' notice if there is no secondary market available for these obligations.


When-Issued Securities

      When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Fund will generally not pay for such securities or start earning interest on them until they are received. When-issued commitments will not be used for speculative purposes and will be entered into only with the intention of actually acquiring the securities. The securities so purchased or sold are subject to market fluctuation so, at the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will ordinarily invest no more than 40% of its net assets at any time in municipal obligations purchased on a when-issued basis.

Special Considerations Relating to Maryland Municipal Securities


      The Fund's concentration in securities issued by the State of Maryland and its political subdivisions, agencies and instrumentalities involves greater risk than a fund broadly invested across many states and municipalities. In particular, changes in economic conditions and governmental policies of the State of Maryland and its municipalities could adversely affect the value of the Fund and the securities held by it. For a further description of these risks, see "Risk Factors Associated with a Maryland Portfolio" in the Statement of Additional Information.

INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

  The Fund's investment program is subject to a number of restrictions that reflect both self-imposed standards and federal regulatory limitations.


1) As a matter of fundamental policy, the Fund will not concentrate 25% or more of its total assets in securities of issuers in any one industry, provided that this limitation does not apply to investments in tax-exempt securities issued by governments or political subdivisions of governments (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an issuer). This restriction may not be changed without shareholder approval.

2) Additionally, the Fund will not invest more than 10% of the Fund's net assets in illiquid securities, including repurchase agreements with maturities of greater than seven days. This restriction may be changed by a vote of the Board of Directors.


      The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information.

HOW TO INVEST IN ABCAT SHARES

--------------------------------------------------------------------------------

                    [The Fund is No Longer Offering Shares]

     Alex. Brown Capital Advisory & Trust Company and its affiliates may acquire ABCAT Shares on behalf of their discretionary accounts by placing orders with the Fund's distributor (the "Distributor"). Beneficial ownership of ABCAT Shares will be reflected on books maintained by Alex. Brown Capital Advisory & Trust Company or an affiliate. There is no minimum for initial or subsequent investments in ABCAT Shares.


      It is the responsibility of Alex. Brown Capital Advisory & Trust Company and its affiliates to transmit orders for ABCAT Share purchases and to deliver required funds to the Distributor. Orders for purchases of ABCAT Shares are accepted on any day on which the New York Stock Exchange is open for business (a "Business Day"). Purchase orders for ABCAT Shares will be executed at a per share purchase price equal to the net asset value next determined after receipt of the purchase order and immediately available funds. The Fund reserves the right to suspend the sale of ABCAT Shares at any time or reject any order.

      The net asset value per share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time), on each Business Day. Net asset value per share of a class is calculated by valuing its share of the Fund's assets, deducting all liabilities attributable to that class, and dividing the resulting amount by the number of then outstanding shares of the class. For this purpose, portfolio securities are given their market value where feasible. Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established from time to time and monitored by the Fund's Board of Directors. Such procedures may include the use of an independent pricing service, which uses prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Debt obligations with maturities of 60 days or less will be valued at amortized cost, which constitutes fair value as determined by the Fund's Board of Directors.

      In the interest of economy and convenience and because of the operating procedures for the ABCAT Shares, certificates representing such shares will not be issued. Beneficial owners of ABCAT Shares ("Shareholders") will have the same rights and ownership with respect to such shares as if certificates had been issued.

HOW TO REDEEM ABCAT SHARES


--------------------------------------------------------------------------------

      ABCAT Shares may be redeemed by, or at the direction of, Alex. Brown Capital Advisory & Trust Company or an affiliate, as appropriate, on any Business Day by transmission of a redemption order through the Distributor, or by regular or express mail to the Fund's transfer agent (the "Transfer Agent") at its address listed on the back cover of this Prospectus. A redemption is effected at the net asset value per share next determined after receipt of the order in proper form. Redemption orders received after 4:00 p.m. (Eastern Time), or the close of the New York Stock Exchange, whichever is earlier, will be effected at the net asset value next determined on the following Business Day. Payment for redeemed ABCAT Shares will be made to, or at the direction of, Alex. Brown Capital Advisory & Trust Company or an affiliate, as appropriate, for the benefit of Shareholders. Payment will be made as promptly as feasible and, under most circumstances, within three Business Days.

      Dividends payable up to the date of the redemption of ABCAT Shares will be paid on the next dividend payment date.


DIVIDENDS AND TAXES

--------------------------------------------------------------------------------
Dividends and Distributions


      The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income (including net short-term capital gains) in the form of monthly dividends. The Fund may distribute to shareholders any net capital gains (net long-term capital gains less net short-term capital losses) on an annual basis or, alternatively, may elect to retain net capital gains and pay tax thereon.

      Unless other arrangements are made, all income dividends (consisting of dividend and interest income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net capital gains distributions, if any, will be reinvested in additional ABCAT Shares at net asset value.

Tax Treatment of Dividends and Distributions


      The following summary of certain federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or the Shareholders, and the discussion here is not intended as a substitute for careful tax planning. Accordingly, shareholders are advised to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

      The Statement of Additional Information sets forth further information concerning taxes.

      The Fund intends to continue to qualify as a "regulated investment company" under the Code and to distribute to its investors all of its net investment income (including its net tax-exempt income) and net short-term and long-term capital gain income, if any, so that it is not required to pay federal income taxes on amounts so distributed. In addition, the Fund expects to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax. The Fund will provide advice annually as to the federal income tax consequences of distributions made during the year.


Dividends derived from the Fund's net exempt-interest income and designated by the Fund as exempt-interest dividends may be treated by Shareholders as items of interest excludable from their gross income for federal income tax purposes if the Fund qualifies as a regulated investment company and if, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excluded from gross income. Although exempt-interest dividends are excludable from a Shareholder's gross income for regular income tax purposes, they may have collateral federal income tax consequences, including alternative minimum tax consequences. (See the Statement of Additional Information.)


      Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of exempt-interest dividends. All or a portion of the interest on indebtedness incurred or continued by a Shareholder to purchase or carry ABCAT Shares may not be deductible for federal income tax purposes. Furthermore, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by "private activity bonds" or "industrial development bonds" should consult their tax advisors before purchasing ABCAT Shares.

      Under the Code, dividends attributable to interest on certain "private activity bonds" issued after August 7, 1986, will be included in alternative minimum taxable income for the purpose of determining liability (if any) for the alternative minimum tax for individuals and for corporations. Additionally, in the case of corporations, all tax-exempt interest dividends will be taken into account in determining "adjusted current earnings" (as defined for federal income tax purposes) for purposes of computing the alternative minimum tax imposed on corporations.

      To the extent, if any, that dividends paid to investors are derived from taxable income, such dividends will be subject to federal income tax. In addition, as substantially all of the Fund's income is expected to be derived from earned interest, it is anticipated that no portion of the Fund's distributions will be eligible for the corporate dividends-received deduction. If the Fund purchases a municipal security at a market discount, any gain realized by the Fund upon sale or redemption of the municipal obligation shall be treated as taxable interest income to the extent such gain does not exceed the market discount and any gain realized in excess of the market discount will be treated as capital gain. Distributions of net investment income and/or the excess, if any, of net short-term capital gains over net long-term capital losses are taxable to investors as ordinary income, regardless of whether such distributions are paid in cash or reinvested in additional ABCAT Shares. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) that are designated by the Fund as capital gain dividends are taxable to investors as long-term capital gains, regardless of the length of time the investor owned the ABCAT Shares.

      Ordinarily, Shareholders will include all dividends declared by the Fund as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the Shareholders and paid by the Fund in the year in which the dividends were declared.

      The Fund intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for federal exise tax.

      The sale, exchange or redemption of ABCAT Shares is a taxable event to the Shareholder.

Maryland Tax Disclosure

      To the extent the Fund qualifies as a regulated investment company under the Code, it will be subject to tax only on (1) that portion of its income on which tax is imposed for federal income tax purposes under Section 852(b)(1) of the Code and (2) that portion of its income that consists of federally tax-exempt interest on obligations other than Maryland Exempt Obligations (hereinafter defined) to the extent such interest is not paid to Shareholders in the form of exempt-interest dividends. To the extent dividends paid by the Fund represent interest excludable from gross income for federal income tax purposes, that portion of exempt-interest dividends that represents interest received by the Fund on obligations issued by the State of Maryland, its political subdivisions, Puerto Rico, the U.S. Virgin Islands, or Guam and their respective authorities or municipalities ("Maryland Exempt Obligations"), will be exempt from Maryland state and local income taxes when distributed to a Shareholder. Except as noted below, all other dividend distributions will be subject to Maryland state and local income taxes.

      Capital gains distributed by the Fund to a Shareholder or any gains realized by a Shareholder from a redemption or sale of shares must be recognized for Maryland state and local income tax purposes to the extent recognized for federal income tax purposes. However, capital gains distributions included in the gross income of Shareholders for federal income tax purposes are subtracted from capital gains income for Maryland income tax purposes to the extent such distributions are derived from the disposition of debt obli-gations issued by the State of Maryland, its political subdivisions and authorities.


      Dividends received by a Shareholder from the Fund that are derived from interest on U.S. government obligations will be exempt from Maryland state and local income taxes. Entities subject to the financial institution franchise tax will generally be subject to tax on distributions from the Fund.


      In the case of individuals, Maryland presently imposes an income tax on items of tax preference with reference to such items as defined in the Code for purposes of calculating the federal alternative minimum tax. Interest paid on certain private activity bonds of an issuer other than the State of Maryland, its political subdivisions, or authorities is a preference item taken into account for this purpose. Accordingly, if the Fund holds such bonds, the excess of 50% of that portion of exempt interest dividends that is attributable to interest on such bonds over a threshold amount may be taxable by Maryland. Interest on indebtedness incurred or continued (directly or indirectly) by a Shareholder in order to purchase or carry shares of the Fund will not be deductible for Maryland state and local income tax purposes. Individuals will not be subject to personal property tax on their shares of the Fund. Shares of the Fund held by a Maryland resident at death may be subject to Maryland inheritance and estate taxes.

MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------

      The overall business affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, includ-ing the Fund's agreements with its investment advisor, distributor, custodian and transfer agent. A majority of the Directors of the Fund have no affiliation with the Distributor or the Advisor.


INVESTMENT ADVISOR

--------------------------------------------------------------------------------

      Investment Company Capital Corp. ("ICC" or the "Advisor"), the Fund's investment advisor, is an indirect subsidiary of Bankers Trust Corporation and an affiliate of Alex. Brown Capital Advisory & Trust Company. ICC is also the investment advisor to other mutual funds in the Flag Investors family of funds and BT Alex. Brown Cash Reserve Fund, Inc., which funds had approximately $7.4 billion of net assets as of May 31, 1998.

      ICC is responsible for the general management of the Fund, as well as for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates. ICC currently intends to waive, on a voluntary basis, its annual fee to the extent necessary so that Total Fund Operating Expenses do not exceed 0.45% of the ABCAT Shares' average daily net assets. For the fiscal year ended March 31, 1998, ICC waived all advisory fees, amounting to $97,673, and reimbursed expenses of $91,276.


      ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. (See "Custodian, Transfer Agent and Accounting Services.")


Portfolio Managers


      Messrs. M. Elliott Randolph, Jr. and Paul D. Corbin have shared primary responsibility for managing the Fund's assets since inception.

      M. Elliott Randolph, Jr. has 24 years of investment experience and has been a portfolio manager with the Advisor since 1991. From 1988-1991 he was a Principal with Monument Capital Management, Inc.

      Paul D. Corbin has over 20 years of investment experience and has been a portfolio manager with the Advisor since 1991. From 1984-1991 he served as the Senior Vice President in charge of Fixed Income Portfolio Management at First National Bank of Maryland.


DISTRIBUTOR

--------------------------------------------------------------------------------

      ICC Distributors, Inc. ("ICC Distributors" or the "Distributor") has served as distributor for each class of the Fund's shares since August 31, 1997. ICC Distributors is a registered broker-dealer that offers distribution services to a variety of registered investment companies including the other funds in the Flag Investors family of funds and BT Alex. Brown Cash Reserve Fund, Inc. ICC Distributors is not affiliated with the Advisor.


      ICC Distributors receives no compensation for distributing the ABCAT Shares. ICC Distributors bears all expenses associated with advertisements, promotional materials, sales literature and printing and mailing prospectuses to individuals and entities other than Fund shareholders.

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

--------------------------------------------------------------------------------
      ICC is the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. As compensation for providing accounting services for the fiscal year ended March 31, 1998, ICC received from the Fund a fee equal to 0.10% of the Fund's average daily net assets. Bankers Trust Company, a subsidiary of Bankers Trust Corporation and an affiliate of the Fund, acts as custodian of the Fund's assets. (See the Statement of Additional Information.)


PERFORMANCE INFORMATION

--------------------------------------------------------------------------------

      From time to time the Fund may advertise its performance including comparisons to other mutual funds with similar investment objectives and to relevant indices. Any quotations of yield of the Fund will be determined by dividing the net investment income earned by the Fund during a 30-day period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis. The Fund may also advertise a "tax-equivalent yield," which is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Fund's yield, assuming certain tax brackets for a Shareholder. All advertisements of performance will show the average annual total return over one-, five- and ten-year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding average annual compounded rates of return over such periods that would equate an assumed initial investment of $1,000 to the ending redeemable value according to the required standardized calculation. The standardized calculation is required by the SEC to provide consistency and comparability in investment company advertising and is not equivalent to a yield calculation.

      If the Fund compares its performance to other funds or to relevant indices, the Fund's performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield.

      The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Morningstar Inc., independent services that monitor the performance of mutual funds. The Fund may also use total return performance data as reported in national, financial and industry publications that monitor the performance of mutual funds such as Money Magazine, Forbes, Business Week, Barron's, Investor's Daily, IBC/Donoghue's Money Fund Report and The Wall Street Journal.

      Performance will fluctuate and any statement of performance should not be considered as representative of the future performance of the Fund. Performance is generally a function of the type and quality of instruments held by the Fund, operating expenses and market conditions.

GENERAL INFORMATION

--------------------------------------------------------------------------------
Description of Shares


      The Fund is an open-end, non-diversified management investment company organized under the laws of the State of Maryland on July 23, 1993 and is authorized to issue 40 million shares of capital stock, par value of $.001 per share, all of which shares are designated common stock. Each share has one vote and shall be entitled to dividends and distributions when and if declared by the Fund. In the event of liquidation or dissolution of the Fund, each share would be entitled to its pro rata portion of the Fund's assets after all debts and expenses have been paid. The fiscal year-end of the Fund is March 31.

      The Board of Directors is authorized to establish additional series of shares of capital stock, each of which would evidence interests in a separate portfolio of securities, and separate classes of each series of the Fund. The shares offered by this Prospectus have been designated "Alex. Brown Capital Advisory & Trust Maryland Intermediate Tax-Free Income Shares." The Board has no present intention of establishing any additional series of the Fund but the Fund does have two other classes of shares in addition to the shares offered hereby: "Flag Investors Maryland Intermediate Tax-Free Income Fund Class A Shares," and "Flag Investors Maryland Intermediate Tax-Free Income Fund Institutional Shares." Additional information concerning the Fund's other classes of shares may be obtained by calling the Fund at (800) 767-3524. Different classes of the Fund may be offered to certain investors and holders of such shares may be entitled to certain exchange privileges not offered to ABCAT Shares. All classes of the Fund share a common investment objective, portfolio of investments and advisory fee, but the classes may have different distribution fees or sales load structures and the net asset value per share of the classes may differ at times.

Annual Meetings
      Unless required under applicable Maryland law, the Fund does not expect to hold annual meetings of shareholders. However, shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.

Reports
      The Fund furnishes semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors, Deloitte & Touche LLP.

Shareholder Inquiries
      Shareholders with inquiries concerning their ABCAT Shares should contact their account manager at Alex. Brown Capital Advisory & Trust Company.

--------------------------------------------------------------------------------

                     ALEX. BROWN CAPITAL ADVISORY & TRUST
                  MARYLAND INTERMEDIATE TAX-FREE INCOME SHARES

                                (ABCAT Shares)







                              Investment Advisor
                       INVESTMENT COMPANY CAPITAL CORP.
                               One South Street
                           Baltimore, Maryland 21202






       Transfer Agent                                       Distributor
NVESTMENT COMPANY CAPITAL CORP.                      ICC DISTRIBUTORS, INC.
      One South Street                                    P.O. Box 7558
   Baltimore, Maryland 21202                          Portland, Maine 04101
        1-800-553-8080



              Custodian                            Independent Auditors
       BANKERS TRUST COMPANY                       DELOITTE & TOUCHE LLP
        130 Liberty Street                           117 Campus Drive
      New York, New York 10006                  Princeton, New Jersey 08540




                                 Fund Counsel
                          MORGAN, LEWIS & BOCKIUS LLP
                             2000 One Logan Square
                       Philadelphia, Pennsylvania 19103

12

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                           -------------------------


         FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND, INC.

                                One South Street
                            Baltimore, Maryland 21202

                           -------------------------





                THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A
                  PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION
                  WITH A PROSPECTUS, WHICH MAY BE OBTAINED FROM
                 YOUR SECURITIES DEALER OR SHAREHOLDER SERVICING
                 AGENT OR BY WRITING THE FUND, ONE SOUTH STREET,
               BALTIMORE, MARYLAND 21202, OR BY CALLING (800) 767-
                                      FLAG.








            Statement of Additional Information Dated: August 1, 1998
                 relating to Prospectuses Dated: August 1, 1998

                                TABLE OF CONTENTS

                                                                                                               Page

 1.      General Information and History.......................................................................   1

 2.      Investment Objectives and Policies....................................................................   1

 3.      Valuation of Shares and Redemption...................................................................   10

 4.      Federal Tax Treatment of Dividends and
           Distributions.....................................................................................    11

 5.      Management of the Fund...............................................................................   14

 6.      Investment Advisory and Other Services.............................................................     18

 7.      Distribution of Fund Shares.......................................................................      19

 8.      Brokerage...........................................................................................    22


 9.      Capital Stock......................................................................................     24

10.      Semi-Annual Reports.................................................................................    25

11.      Custodian, Transfer Agent and Accounting Services ................................................      25

12.      Independent Auditors .............................................................................      26

13.      Legal Matters  ...................................................................................      26

14.      Performance Information............................................................................     26

15.      Control Persons and Principal Holders of
           Securities.......................................................................................     29

16.      Financial Statements................................................................................    29

1.      GENERAL INFORMATION AND HISTORY


        Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc. (the "Fund") is an open-end management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently offers three classes of shares: Flag Investors Maryland Intermediate Tax-Free Income Fund Class A Shares (the "Flag Investors Class A Shares"), Flag Investors Maryland Intermediate Tax-Free Income Fund Institutional Shares (the "Institutional Shares") and Alex. Brown Capital Advisory & Trust Maryland Intermediate Tax-Free Income Shares (the "ABCAT Shares") (collectively, the "Shares"). As used herein, the "Fund" refers to Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc., and specific references to any class of the Fund's Shares will be made using the name of such class. The Flag Investors Class A Shares were formerly known as the Flag Investors Shares.


        There are three separate prospectuses for the Fund's Shares: one for the Flag Investors Class A Shares, one for the Institutional Shares and one for the ABCAT Shares. Each prospectus contains important information concerning the class of Shares offered thereby and the Fund and may be obtained without charge from the Fund's Distributor (the "Distributor") or, with respect to the Flag Investors Class A Shares from Participating Dealers that offer shares to prospective investors. Prospectuses for the Flag Investors Class A Shares may also be obtained from Shareholder Servicing Agents. As used herein, the term "Prospectus" describes information common to the prospectuses of the three classes of the Fund's shares, unless the term "Prospectus" is modified by the appropriate class designation. As used herein, the "Fund" refers to Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc. and specific references to any class of the Fund's Shares will be made using the name of such class. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement respecting the Fund and its Shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


        The Fund was incorporated under the laws of the State of Maryland on July 23, 1993. The Fund filed a registration statement with the SEC registering itself as an open-end, non-diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and its Shares under the Securities Act of 1933, as amended. The Fund commenced offering the Flag Investors Class A Shares on October 1, 1993, the Institutional Shares on November 2, 1995 and the ABCAT Shares on January 10, 1997.

        Under a license agreement dated October 1, 1993 between the Fund and Alex. Brown & Sons Incorporated (now BT Alex. Brown Incorporated), Alex. Brown & Sons Incorporated licenses to the Fund the "Flag Investors" name and logo but retains the rights to the name and logo, including the right to permit other investment companies to use them.



2.      INVESTMENT OBJECTIVES AND POLICIES

        The Fund is designed to provide current income exempt from federal income taxes and Maryland state and local income taxes consistent with preservation of principal within an intermediate-term maturity structure. As described in the Prospectus, the Fund will attempt to achieve its objective by investing primarily in municipal obligations issued by the State of Maryland and its political subdivisions, agencies or instrumentalities. There can be no assurance that the Fund's investment objective will be achieved.

Municipal Obligations

        Municipal obligations include debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. For a discussion of quality, maturity and other criteria the Fund applies in investing in municipal obligations, see "Investment Objectives, Policies and Risk Considerations" in the Prospectus.

        Municipal obligations can be classified into three principal categories:
"general obligation bonds," "revenue bonds" and "notes." General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power of the issuer. Revenue bonds include "tax exempt industrial development bonds," i.e., bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities. Tax-exempt industrial development bonds do not generally carry the pledge of the credit of the issuing municipality, but are generally guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments used to provide for short-term capital or operating needs. They are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.

Other Tax-Exempt Instruments

        Other tax-exempt instruments which are permissible investments include floating rate notes. Investments in such floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the opinion of the Fund's investment advisor (the "Advisor") be comparable to the long-term bond or commercial paper ratings stated in the Prospectus. The Advisor will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand.

        The Fund may also invest in municipal lease obligations or participation certificates issued by government authorities or entities to finance the acquisition or construction of a project or equipment. The certificates represent participations in a lease or installment purchase contract relating to such project or equipment. Although such municipal lease obligations do not constitute general obligations of the issuer to which the issuer's unlimited taxing power is pledged, lease obligations are frequently backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation; however, certain lease obligations contain "non-appropriation" clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities are a type of financing that has not yet developed the depth of marketability associated with more conventional securities and may be illiquid. The Fund will not purchase such lease obligations to the extent that it holds municipal lease obligations or illiquid securities in an amount exceeding 10% of its net assets, except that, if the Advisor determines that any municipal lease obligations are liquid pursuant to guidelines adopted by the Board of Directors, such municipal lease obligations shall not be included for purposes of calculating the foregoing limit. The Advisor, in making this liquidity determination, will consider, among other factors, the strength and nature of the secondary market for such obligations, the prospect of its future marketability and whether such obligations are rated. The Fund expects that it will purchase only rated municipal lease obligations.

Money Market Securities

          From time to time the Fund may purchase taxable short-term securities. These securities include direct obligations of the U.S. Government which consist of bills, notes and bonds issued by the U.S. Treasury. Obligations issued by agencies of the U.S. Government, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the U.S. or are guaranteed by the U.S. Treasury or supported by the issuing agencies' right to borrow from the U.S. Treasury.

        The obligations of U.S. commercial banks include certificates of deposit, time deposits and bankers' acceptances. Certificates of deposit are negotiable interest-bearing instruments with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Time deposits earn a specified rate of interest over a definite period of time; however time deposits cannot be traded in the secondary market. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods and furnish dollar exchanges. Maturities are generally six months or less.

        The commercial paper which may be purchased includes variable amount master demand notes which may or may not be backed by bank letters of credit. These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes. It is not generally contemplated that such instruments will be traded. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the Advisor, be equivalent to the ratings applicable to permitted investments for the Fund. The Advisor will monitor on an ongoing basis the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Puts

        The Fund may engage in put transactions. The Advisor has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when the Fund can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in municipal securities. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Fund would limit its put transactions to institutions which the Advisor believes present minimum credit risks, and the Advisor would use its best efforts initially to determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

        The securities purchased subject to a put, may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Fund may purchase subject to a put but the amount paid directly or indirectly for premiums on all puts outstanding will not exceed 2% of the value of the total assets of the Fund calculated immediately after any such put is acquired. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of the Fund including such securities the Fund will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

Futures Contracts and Options on Futures Contracts

        The Fund may invest in futures contracts and related options including futures contracts on fixed income securities and contracts based on municipal bond or other financial indices.

        The Fund may buy or sell financial futures contracts or purchase options on such futures as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specified type of financial instrument called for in the contract at a specified future time for a specified price or, in "cash settlement" futures contracts, to pay to (or receive from) the buyer in cash the difference between the price in the futures contract and the market price of the instrument on the specified date, if the market price is higher (or lower, as the case may be). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

        The Fund's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission ("CFTC") with which the Fund must comply in order not to be deemed a commodity pool operator within the meaning and intent of the Commodity Exchange Act and the regulations promulgated thereunder.

        Typically, an investment in a futures contract requires the Fund to deposit with the applicable exchange or other specified financial intermediary as security for its obligations an amount of cash or other specified debt securities which initially is 1% to 5% of the face amount of the contract and which thereafter fluctuates on a periodic basis as the value of the contract fluctuates. An investment in options involves payment of a premium for the option without any further obligation on the part of the Fund.

        Under rules adopted by the Commodities Futures Trading Commission, the Fund may enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of such Fund's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-hedging activities.

        The variable degree of correlation between price movements of futures contracts and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Fund's position. In addition, futures and futures option markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these contracts should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Fund to hedge successfully will depend on the Advisor's ability to forecast pertinent market movements, which cannot be assured. Finally, the daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options purchased by the Fund, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce net asset value. Income earned by the Fund from its hedging activities generally will be treated as capital gains.

Other Investment Practices

        In addition, the Fund may enter into repurchase agreements and make purchases of when-issued securities as described below.

        Repurchase Agreements. The Fund may enter into repurchase agreements with financial institutions, such as banks and broker-dealers, deemed to be creditworthy by the Fund's Board of Directors under criteria established with the guidance of the Advisor. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. The value of underlying securities will at least be equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund makes payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The underlying securities, which in the case of the Fund are securities of the U.S. Treasury only, may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including (a) possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.

        When-Issued Securities. The Fund may purchase debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. The Fund will make commitments to purchase obligations on a when-issued basis only with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.

        The Fund will establish segregated accounts with its custodian and will maintain liquid assets in an amount at least equal in value to its commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.


Investment Restrictions

        The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectus, and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. Accordingly, the Fund will not:

        1. Borrow money except as a temporary measure to facilitate settlements and for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities;

        2. Invest in real estate or mortgages on real estate;

        3. Purchase or sell commodities or commodities contracts, except that the Fund may invest in financial futures and options thereon;

        4. Act as an underwriter of securities within the meaning of the U.S. federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

        5. Issue senior securities;

        6. Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies and may make loans through the use of repurchase agreements;

        7. Effect short sales of securities;

        8. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); or

        9. Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs.

        The following investment restriction may be changed by a vote of the majority of the Board of Directors. The Fund will not:

        1. Invest in shares of any other investment company registered under the Investment Company Act, except as permitted by federal law.

Risk Factors Associated With a Maryland Portfolio


        The Fund's concentration in the debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to the State of Maryland and its agencies, there are 23 counties plus the independent City of Baltimore, which functions as a County, as well as numerous incorporated municipalities. Many of these political subdivisions have outstanding debt. As described below, a number of Maryland public authorities also issue debt.

        Economy. The economy of the State of Maryland continues to demonstrate relatively strong performance, with personal income well above the national average. Total State employment was 2.27 million in April 1998 with the majority of jobs in trade, service, and government sectors. The national recession caused a loss of jobs in Maryland after employment levels peaked in mid-1990 but employment levels began to recover in mid-1992. Unemployment was 4.4% in April 1998, compared to a national average of 4.3%. The State's population in 1997 was approximately 5.09 million with 87% concentrated in the Baltimore-Washington corridor.

        Debt. The State of Maryland and its political subdivisions issue four basic types of debt having varying degrees of credit risk: general obligation bonds backed by the unlimited taxing power of the issuer, revenue bonds secured by specific pledged taxes or revenue streams, conduit revenue bonds payable from the repayment of certain loans to entities such as hospitals and universities and tax-exempt lease obligations (including certificates of participation in the same), the payments under which are subject to annual appropriation. In 1997, $2.9 billion in state and local debt was issued in Maryland, with approximately 41% representing general obligation debt and 59% revenue bonds or lease-backed debt.

        Total combined tax supported debt outstanding of the State, Baltimore City and all of the counties, municipalities and special districts within Maryland totaled $13.8 billion as of June 30, 1996. The State of Maryland had $3.37 billion in general obligation bonds outstanding as of March 1, 1998. As of April, 1998 general obligation debt of the State of Maryland is rated Aaa by Moody's, AAA by Standard & Poor's Ratings Group and AAA by Fitch; there can be no assurance that these ratings will continue. There is no general limit on state general obligation bonds imposed by the State Constitution or laws; state general obligation bonds are payable from ad valorem taxes and, under the State Constitution, may not be issued unless the debt is authorized by a law levying an annual tax or taxes sufficient to pay the debt service within 15 years and prohibiting the repeal of the tax or taxes or their use for another purpose until the debt has been paid. State and local general obligation debt on a per capita basis and as a percentage of property values have increased by 18.9% and 6.0%, respectively, between fiscal years 1993 and 1996. Although the State may borrow up to $100 million in short-term notes in anticipation of taxes and revenues, the State has not made use of this authority.


        Many agencies and instrumentalities of the State government are authorized to borrow money under legislation which expressly provides that the obligations shall not be deemed to constitute a debt or a pledge of the faith and credit of the State. The Department of Transportation issues limited, special obligations payable primarily from fixed-rate excise taxes and other revenues related mainly to highway use, the amount of which is limited by the General Assembly to $1.074 billion for fiscal year 1998 (ending June 30, 1998); the principal amount of such bonds outstanding as of December 31, 1997 was $868.0 million. The Maryland Transportation Authority, the Community Development Administration of the Department of Housing and Community Development, the Maryland Stadium Authority, the Maryland Environmental Service, the public educational institutions (which include the University System of Maryland, Morgan State University and St. Mary's College of Maryland, the Maryland Food Center Authority and the Maryland Water Quality Financing Administration also have issued and have outstanding bonds, the principal of and interest on which are payable solely from specified sources, principally fees or loan payments generated from use of the facilities, enterprises financed by the bonds, or other dedicated fees. None of these bonds constitute debts or pledges of the faith and credit of the State. The issuers of these obligations are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from that of the State's general obligation bonds. Total outstanding revenue and enterprise debt of these State units at December 31, 1997 was approximately $3.5 billion.

        Certain State agencies also execute capital lease or conditional purchase agreements to finance certain facilities; all of the payments under these arrangements are subject to annual appropriation by the State. In the event that appropriations are not made, the State and its agencies may not be held contractually liable for the lease payments. As of December 31, 1997, $93 million of lease and conditional purchase financings were outstanding.

        In addition, the Maryland Health and Higher Educational Facilities Authority, the Maryland Industrial Development Financing Authority, the Northeast Maryland Waste Disposal Authority, the Maryland Energy Financing Administration and the Maryland Economic Development Corporation issue conduit revenue bonds, the proceeds of which are lent to borrowers eligible under relevant State and federal law. These bonds are payable solely from the loan payments made by the borrowers, and their credit quality vary with the financial strengths of the respective borrowers.

        Financial. To a large degree, the risk of the portfolio is dependent upon the financial strength of the State of Maryland, its political subdivisions and the obligors on conduit revenue bonds. The following discussion focuses only on the recent budgets of the State of Maryland. The soundness of the State's budget, however, may have little or no correlation to the financial strength (or weakness) of a particular political subdivision or a particular obligor on conduit revenue bonds.

        During the fiscal years 1991 through 1993, the national recession and weakened economy caused shortfalls in the State's budgeted revenues and increases in demand for State services. During that period the State was forced both to cut local aid and other State expenditures and to raise taxes. Showing improvement from prior years, the State ended its fiscal years 1994, 1995 and 1996 with surpluses.

        In April, 1997 the General Assembly approved a $15.4 billion 1998 fiscal year budget. This budget (i) included funds sufficient to meet all specific statutory funding requirements; (ii) incorporates the first partial year of a five-year phase-in of a 10% reduction in personal income taxes (estimated to reduce revenues by $38.5 million in fiscal year 1998 and $450 million when fully phased in) and certain reductions in sales taxes on certain manufacturing equipment (estimated to reduce revenues by $38.6 million when the reductions are fully phased in, in fiscal year 2001); and (iii) includes the first year's $30 million funding under an agreement to provide additional funds totaling $230 million over a five-year period to schools in the City of Baltimore and related grants to other subdivisions totaling $32 million. When this budget was enacted, the State estimated the General Fund surplus on a budgetary basis would be $27.9 million, in addition to which the State projected that there would be a balance of $554 million in the Revenue

Stabilization Account of the State Reserve Fund. The State currently projects a General Fund balance on a budgetary basis of $318.1 million, in addition to which there is projected to be $617.7 million in the Revenue Stabilization Account of the State Reserve Fund.

        In April 1998, the General Assembly approved a $16.6 billion 1999 fiscal year budget. This budget includes, among other things, (i) amounts required under the State's school funding agreement with the City of Baltimore; (ii) a full year of the five-year phase-in of the 10% reduction of the personal income tax, accelerated by legislation enacted by the 1998 General Assembly (estimated to reduce revenues in fiscal year 1999 by approximately $300 million); (iii) General Fund deficiency appropriations of $75.5 million for fiscal year 1998 which include $25 million for computer programming modifications to address the "year 2000" problem; (iv) $3.3 billion in direct aid to local governments (a $169.1 million increase over the prior fiscal year); (v) $163.2 to the Revenue Stabilization Account of the State Reserve Fund (together with certain 1998 fiscal year deficiency appropriations); (vi) $76 million to provide medical coverage to low income children and pregnant women currently without coverage; and (vi) $61.5 million to provide funding for a Statewide public education proposal targeted primarily to at-risk students. When this budget was enacted, the State estimated that the General Fund surplus on a budgetary basis at June 30, 1999 would be approximately $20 million, in addition to which the State projected that there would be $633.9 million in the Revenue Stabilization Account of the State Reserve Fund (reflecting a $185.2 million transfer to the General Fund).

Other Maryland Issuers

        Many local Maryland governments have also suffered from fiscal stress and general declines in financial performance. Recessionary impacts have resulted in downturns in real estate related receipts, declines in the growth of income tax revenues, lower cash positions and reduced interest income. To compensate for reductions in State aid to local governments, local governments closed this gap by increasing property and other taxes, program cuts, and curtailing pay raises. Certain counties in Maryland are subject to voter approval limitations on property tax levy increases or on increases in governmental spending which limits their flexibility in responding to external changes. Various tax initiatives to reform existing tax structures in certain counties have been adopted. Future initiatives, if proposed and adopted, could create pressure on the counties and other local governments and their ability to raise revenues. The Fund cannot predict the impact of any such future tax limitations on debt quality.

        Many Maryland counties have established agencies with bond issuing authority, such as housing authorities. Maryland municipalities also have the power to issue conduit revenue bonds. Maryland local governments and their authorities are subject to various risks and uncertainties, and the credit quality of the bonds issued by them may vary considerably from that of State general obligation bonds.

        Sectors. Certain areas of potential investment concentration present unique risks. In recent years, up to 26% of the principal amount of tax-exempt debt issued in Maryland has been for public or non-profit health care institutions. A significant portion of the Fund's assets may be invested in health care issues. Since 1983, the hospital industry has been under significant pressure to reduce expenses and limit length of stay, a phenomenon which has negatively affected the financial health of many hospitals. While each issue is separately secured by the individual hospital's revenues, third party reimbursement mechanisms for patient care are common to the group. At the present time Maryland hospitals operate under a system which reimburses hospitals according to a State administered set of rates and charges rather than the Medicare Prospective Payment System for Medicare payments. Since 1983, Maryland hospitals have operated below the national average in terms of Medicare cost increases, allowing them to continue operating under a Medicare waiver. However, under the terms of the Medicare waiver, a retroactive adjustment could occur if certain performance standards are not attained, and any loss of this waiver in the future may have an adverse impact upon the credit quality of Maryland hospitals. Additionally, national focus on health care reform and any resulting legislation may further impact the financial condition of hospitals in Maryland and other states.

        The Fund may from time to time invest in solid waste revenue bonds which have exposure to environmental, technological and market risks which could affect the security and value of the bonds. Such risks include construction delay or shortfalls in construction funds due to increased regulation, and market disruption and revenue variability due to recent court decisions and legislative proposals.

Investments in Puerto Rico

        Although the Fund has no present intention to do so, from time to time, the Fund may invest in obligations of the Commonwealth of Puerto Rico and its public corporations exempt from federal and Maryland state and local income taxes. These investments will not be considered Maryland municipal securities for purposes of the Fund's policy to invest, under normal market conditions, 65% of its assets in Maryland municipal securities. The majority of the Commonwealth's debt is issued by ten public agencies that are responsible for many of the island's public functions, such as water, wastewater, highways, telecommunications, education, and public construction. As of May 31, 1995, outstanding public sector debt issued by the Commonwealth and its public corporations totaled $15.9 billion.

        Investment in Puerto Rico obligations requires a careful assessment of certain risk factors. These include reliance on substantial federal assistance and favorable tax programs, above average levels of unemployment and low wealth levels, and an economy vulnerable to adverse shifts in energy prices and U.S. foreign trade/monetary policies. These risks are countered by strong security provisions, a long history of timely debt repayment, and improved financial practices.


3.      VALUATION OF SHARES AND REDEMPTION

Valuation of Shares


        The net asset value per Share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time), on each day on which the New York Stock Exchange is open for business (a "Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund reserves the right to suspend the sale of Shares at any time.


Redemption

        The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.


        Under normal circumstances, the Fund will redeem Flag Investors Class A Shares by check, Institutional Shares by wire and ABCAT Shares by transfer of funds by, or at the direction of, Alex. Brown Capital Advisory & Trust Company or an affiliate, as described in the Prospectus relating to each class of Shares. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation of Shares" and such valuation will be made as of the same time the redemption price is determined. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.



4.      FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

        The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning.

        The following discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

        The Fund expects to qualify as a regulated investment company under Subchapter M of the Code. However, to qualify as a regulated investment company for any taxable year, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies and other income (including, but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

        In addition, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses (the "Asset Diversification Test"). Generally, the Fund will not lose its status as a regulated investment company if it fails to meet the Asset Diversification Test solely as a result of a fluctuation in value of portfolio assets not attributable to a purchase.

        Under Subchapter M, the Fund is exempt from federal income tax on its taxable net investment income and net capital gains which it distributes to shareholders, provided generally that it distributes at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital loss) for the year (the "Distribution Requirement") and complies with the other requirements of the Code described above. The Distribution Requirement for any year may be waived if a regulated investment company establishes to the satisfaction of the Internal

Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for federal excise tax (discussed below).

        As noted in the Prospectus, exempt-interest dividends are excludable from a shareholder's gross income for regular federal income tax purposes. Exempt-interest dividends may nevertheless be subject to the alternative minimum tax (the "Alternative Minimum Tax") imposed by Section 55 of the Code or the environmental tax (the "Environmental Tax") imposed by Section 59A of the Code. The Alternative Minimum Tax is imposed at rates up to 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Environmental Tax is imposed at the rate of 0.12% and applies only to corporate taxpayers. The Alternative Minimum Tax and the Environmental Tax may be imposed in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference for both corporate and non-corporate taxpayers. Second, exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in
Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax and the Environmental Tax.

        For purposes of the Distribution Requirement (as well as for other purposes), the Fund will be required to treat as interest income any recognized market discount on debt obligations which it holds. Generally, market discount is the amount by which the stated redemption price of a bond exceeds the amount paid by a purchaser of the bond (most common where the value of a bond decreases after original issue as a result of a decline in the creditworthiness of the issuer or an increase in prevailing interest rates). Generally, upon the disposition of a bond bearing market discount or receipt of any principal payment with respect to such a bond, market discount is recognized by treating a portion of the proceeds as interest income. The application of these rules (and the rules regarding original issue discount) to debt obligations held by the Fund could affect (i) the amount and timing of distributions to shareholders and
(ii) the ability of the Fund to satisfy the Distribution Requirement.


        If capital gain distributions have been made with respect to Shares that are sold at a loss after being held for six months or less, then the loss is treated as a long-term capital loss to the extent of the capital gain distributions. Any gain or loss recognized on a sale or redemption of Shares of the Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the Shares have been held for more than twelve months and otherwise will be generally treated as a short-term capital gain or loss. Any loss recognized by a shareholder upon the sale or redemption of Shares of the Fund held for six months or less, however, will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such Shares. If Shares on which a net capital gain distribution has been received are subsequently sold or redeemed and such Shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution.


        The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Individuals whose "modified income" exceeds a base amount will be subject to federal income tax in a portion of their social security or railroad retirement benefits. Modified income currently includes adjusted gross income, one-half of social security or railroad retirement benefits and tax-exempt interest, including exempt-interest dividends paid by the Fund. Individuals whose modified income exceeds certain base amounts are required to include in gross income up to 85% of their social security or railroad retirement benefits. Further, the Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds or are "related persons" to such users. A "substantial user" is defined generally to include certain persons who regularly use a facility in their trade or business. Such persons should consult their tax advisor before investing in the Fund.

        Issuers of bonds purchased by the Fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Shareholders should be aware that exempt-interest dividends may become subject to federal income taxation retroactively to the date of issuance of the bonds to which such dividends are attributable if such representations are determined to have been inaccurate or if the issuers (or the beneficiary) of the bonds fail to comply with certain covenants made at that time.

        If for any taxable year, the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will generally be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. However, in the case of corporate shareholders, such distributions will generally be eligible for the 70% dividends received deduction for "qualifying dividends."

        The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of distributions payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, or (3) who has failed to certify to the Fund that such shareholder is not subject to backup withholding.

        The Fund will provide a statement annually to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year.

        The Code imposes a nondeductible 4% excise tax on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gains net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, an investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.


        The Fund intends to make sufficient distributions of its ordinary income and capital gains net income prior to the end of each calendar year to avoid liability for excise tax. However, the Fund may in certain circumstances be required to liquidate portfolio investments in order to make sufficient distributions to avoid excise tax liability.


        Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Fund and also as to the application of the rules set forth above to a shareholder's particular circumstances.

5.      MANAGEMENT OF THE FUND

Directors and Officers

        The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is One South Street, Baltimore, Maryland 21202.

*RICHARD T. HALE, Chairman and Director (7/17/45)
                Managing Director, BT Alex. Brown Incorporated; Director and President, Investment Company Capital Corp. (registered investment advisor) and Chartered Financial Analyst.

*TRUMAN T. SEMANS, Director (10/27/26)
                Managing Director Emeritus, BT Alex. Brown Incorporated; Vice Chairman, Alex. Brown Capital Advisory & Trust Company and Director, Investment Company Capital Corp. (registered investment advisor) and Director, Virginia Hot Springs, Inc. (property management); Formerly, Vice Chairman, Alex. Brown & Sons Incorporated (now BT Alex. Brown Incorporated).

JAMES J. CUNNANE, Director (3/11/38)
                60 Seagate Drive, Unit P106, Naples, Florida 34103.
                Managing Director, CBC Capital (merchant banking), 1993-Present; Formerly, Senior Vice-President and Chief Financial Officer, General Dynamics Corporation (defense), 1989-1993 and Director, The Arch Fund (registered investment companies).

JOHN F. KROEGER, Director (8/11/24)
                37 Pippins Way, Morristown, New Jersey 07960. Formerly, Director/Trustee, AIM Funds (registered investment companies); Consultant, Wendell & Stockel Associates, Inc. (consulting firm) and General Manager, Shell Oil Company.


LOUIS E. LEVY, Director (11/16/32)
                26 Farmstead Road, Short Hills, New Jersey 07078. Director, Kimberly-Clark Corporation (personal consumer products) and Household International (banking and finance); Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants; Formerly, Trustee, Merrill Lynch Funds for Institutions, 1991-1993, Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992 and Partner, KPMG Peat Marwick, retired 1990.


EUGENE J. McDONALD, Director (7/14/32)
                Duke Management Company, Erwin Square, Suite 1000, 2200 West Main Street, Durham, North Carolina 27705. President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and health care); Director, Central Carolina Bank & Trust (banking), Key Funds (registered investment companies), and DP Mann Holdings (insurance); Formerly, Director, AMBAC Treasurers Trust (registered investment companies).


REBECCA W. RIMEL, Director (4/10/51)
                The Pew Charitable Trusts, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, Pennsylvania 19103. President and Chief Executive Officer, The Pew Charitable Trusts; Director and Executive Vice President, The Glenmede Trust Company; Formerly, Executive Director, The Pew Charitable Trusts.

CARL W. VOGT, Esq., Director (4/20/36)
                Fulbright & Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2604. Senior Partner, Fulbright & Jaworski L.L.P. (law); Director, Yellow Corporation (trucking) and American Science & Engineering (x-ray detection equipment); Formerly, Chairman and Member, National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak) and Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration).

HARRY WOOLF, President (8/12/23)
                Institute for Advanced Study, Olden Lane, Princeton, New Jersey 08540. Professor-at-Large Emeritus, Institute for Advanced Study; Director, ATL and Spacelabs Medical Corp. (medical equipment) and Family Health International (non-profit research and education); Director, Research America (non-profit medical research); Formerly, Director, Flag Investors/ISI/BT Alex. Brown Cash Reserve Fund, Inc. Family of funds. Trustee, Reed College (education); Trustee, Rockefeller Foundation; and Director, Merrill Lynch Cluster C Funds (registered investment companies).


JOSEPH A. FINELLI, Treasurer (1/24/57)
                Vice President, BT Alex. Brown Incorporated and Vice President, Investment Company Capital Corp. (registered investment advisor), September 1995-Present; Formerly, Vice President and Treasurer, The Delaware Group of Funds (mutual funds) and Vice President, Delaware Management Company, Inc. (investments), 1980-August 1995.

AMY M. OLMERT, Secretary (5/14/63))
                Vice President, BT Alex. Brown Incorporated, June, 1997-Present. Formerly, Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP), September, 1988-June, 1997.

SCOTT J. LIOTTA, Assistant Secretary (3/18/65)
                Assistant Vice President, BT Alex. Brown Incorporated, July 1996-Present; Formerly, Manager and Foreign Markets Specialist, Putnam Investments Inc. (registered investment companies), April 1994-July 1996; Supervisor, Brown Brothers Harriman & Co. (domestic and global custody), August 1991-April 1994.

    * Messrs. Hale and Semans are Directors who are "interested persons," as defined in the Investment Company Act.

          Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered or advised by BT Alex. Brown Incorporated ("BT Alex. Brown") or its affiliates. There are currently 13 funds in the Flag Investors/ISI Funds and BT Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Semans serves as Chairman of five funds and as a Director of six other funds in the Fund Complex. Mr. Hale serves as Chairman of four funds and as Director of eight other funds in the Fund Complex. Messrs. Cunnane, Kroeger, Levy, and McDonald serve as Directors of each fund in the Fund Complex. Mr. Woolf serves as President of seven Funds in the Fund Complex. Ms. Rimel and Mr. Vogt serve as Director of eleven funds in the Fund Complex. Ms. Olmert serves as Secretary, Mr. Finelli serves as Treasurer and Mr. Liotta serves as Assistant Secretary, respectively, of each fund in the Fund Complex.

        Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with, BT Alex. Brown in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

        With the exception of the Fund's President, officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of BT Alex. Brown or the Advisor may be considered to have received remuneration indirectly. As compensation for his or her services as Director, each Director who is not an "interested person" of the Fund (as defined in the Investment Company Act) (an "Independent Director"), and Mr. Woolf receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at Board and committee meetings) from all Flag Investors/ISI Funds and BT Alex. Brown Cash Reserve Fund, Inc. for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an aggregate annual fee from the Fund Complex. Payment of such fees and expenses are allocated among all such funds described above in direct proportion to their relative net assets. For the fiscal year ended March 31, 1998, Independent Directors' fees attributable to the assets of the Fund totaled approximately $1,003.

        The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the fiscal year ended March 31, 1998.

                                                         COMPENSATION TABLE
Name of Person,               Aggregate Compensation From     Pension or Retirement        Total Compensation from the Fund and
Position                      the Fund Payable to Directors   Benefits Accrued as          Fund Complex Payable to Directors
                              for the Fiscal Year Ended       Part of Fund Expenses        for the Fiscal Year Ended March 31, 1998
                              March 31, 1998
----------------------------  ------------------------------  ---------------------------  -----------------------------------------
Richard T. Hale(1)            $0                              $0                                              $0
Chairman and Director
Truman T. Semans(1)           $0                              $0                                              $0
Director
James J. Cunnane              $158(3)                         (4)                                  $39,000 for service on 13
Director                                                                                          Boards in the Fund Complex
John F. Kroeger               $199(3)                         (4)                                  $49,000 for service on 13
Director                                                                                          Boards in the Fund Complex
Louis E. Levy                 $158(3)                         (4)                                  $39,000 for service on 13
Director                                                                                          Boards in the Fund Complex
Eugene J. McDonald            $158(3)                         (4)                                  $39,000 for service on 13
Director                                                                                          Boards in the Fund Complex
Rebecca W. Rimel              $161(3)                         (4)                                  $39,000 for service on 11
Director                                                                                          Boards in the Fund Complex(5)
Carl W. Vogt, Esq.(2)         $161(3)                         (4)                                  $39,000 for service on 11
                                                                                                  Boards in the Fund Complex(5)

-----------------------------

(1) A Director who is an "interested person" as defined in the Investment Company Act.
(2)    Mr. Vogt was elected to the Board on August 14, 1997.
(3) [None of this amount has been deferred pursuant to a deferred compensation plan.]
(4) The Fund Complex has adopted a retirement plan for eligible Directors, as described below. The actuarially computed pension expense for the year ended March 31, 1998 was approximately $1,780.
(5) Ms. Rimel and Mr. Vogt receive proportionately higher compensation from each fund for which they serve as a Director.

         The Fund Complex has adopted a retirement plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's Advisor or their respective affiliates (the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by such Participant in his or her last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by such participant in his or her last year of service. The fee will be paid quarterly, for life, by each Fund for which he or she serves. The Retirement Plan is unfunded and unvested. Mr. Kroeger has qualified but has not received benefits. The Fund has two Participants, a Director who retired effective December 31, 1994 and Mr. Woolf who retired effective December 31, 1996, who have qualified for the Retirement Plan by serving thirteen and fourteen years, respectively, as Directors in the Fund Complex, and each of whom will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.

         Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 1998 are as follows: for Mr. Cunnane, 3 years; for Mr. Kroeger, 15 years; for Mr. Levy, 3 years; for Mr. McDonald, 5 years; for Mr. Vogt, 2 years and for Ms. Rimel, 2 years, respectively.


Years of Service              Estimated Annual Benefits Payable By Fund Complex Upon Retirement
----------------              -----------------------------------------------------------------

                                      Chairman of Audit Committee               Other Participants
                                      ---------------------------               ------------------

6 years                                          $4,900                                $3,900
7 years                                          $9,800                                $7,800
8 years                                         $14,700                               $11,700
9 years                                         $19,600                               $15,600
10 years or more                                $24,500                               $19,500


         Any Director who receives fees from the Fund is permitted to defer a minimum of 50%, or up to all, of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Cunnane, Levy, McDonald and Vogt and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among various Flag Investors and BT Alex. Brown Cash Reserve Funds and BT International Equity Fund in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.


Code of Ethics

         The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics applies to the personal investing activities of all directors and officers of the Fund, as well as to designated officers, directors and employees of the Advisor and the Distributor. As described below, the Code of Ethics imposes significant restrictions on the Advisor's investment personnel, including the portfolio managers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Fund.

         The Code of Ethics requires that any officer, director, or employee of the Fund or the Advisor preclear personal securities investments (with certain exceptions, such as non-volitional purchases or purchases which are part of an automatic dividend reinvestment plan). The foregoing would apply to any officer, director, or employee of the Distributor that is an access person. The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and preclearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees within periods of trading by the Fund in the same security. Trading by investment personnel and certain other employees of the Advisor would be exempt from this "blackout period" provided that (1) the market capitalization of a particular security exceeds $2 billion; and (2) orders of the Advisor (including trades of both clients and covered persons) do not exceed ten percent of the daily average trading volume of the security for the prior 15 days. Officers, directors and employees of the Advisor and the Distributor may comply with codes of ethics instituted by those entities so long as they contain similar requirements and restrictions.

6.       INVESTMENT ADVISORY AND OTHER SERVICES

         On August 14, 1997, the shareholders of the Fund approved an Investment Advisory Agreement between the Fund and Investment Company Capital Corp. ("ICC" or the "Advisor"). ICC is an indirect subsidiary of Bankers Trust Corporation. ICC is also the investment advisor to other funds in the Flag Investors family of funds and BT Alex. Brown Cash Reserve Fund, Inc.

         Under the Investment Advisory Agreement, ICC is responsible for obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies for the Fund. Any investment program undertaken by ICC will at all times be subject to policies and control of the Fund's Board of Directors. ICC will provide the Fund with office space for managing its affairs, with the services of required executive personnel, subject to applicable banking regulations, and with certain clerical and bookkeeping services and facilities. These services are provided by ICC without reimbursement by the Fund for any costs. ICC shall not be liable to the Fund or its shareholders for any act or omission by ICC or any losses sustained by the Fund or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. As compensation for its services, ICC receives an annual fee from the Fund, payable monthly, at the annual rate of 0.35% of the Fund's average daily net assets. ICC has voluntarily agreed to reduce its annual fee, if necessary, or to make payments to the Fund to the extent required so that the Fund's annual expenses do not exceed 0.70% of the Flag Investors Class A Shares' average daily net assets and 0.45% of the Institutional Shares and ABCAT Shares' respective average daily net assets. The services of ICC to the Fund are not exclusive and ICC is free to render similar services to others.

         The Investment Advisory Agreement has an initial term of two years and will continue in effect from year to year thereafter if such continuance is specifically approved at least annually by the Fund's Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such agreement, by votes cast in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). The Investment Advisory Agreement was most recently approved in the foregoing manner by the Fund's Board of Directors on September 16, 1997. The Fund or ICC may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the Investment Company Act).

                           For the Fiscal Year Ended March 31
                      -----------------------------------------------
                       1998              1997                  1996
Advisory Fee           $0(1)             $0(2)                 $0(3)

(1)      Net of fee waivers of $97,673 and including reimbursements of $91,276.
(2)      Net of fee waivers of $79,698 and including reimbursements of $64,880.
(3)      Net of fee waivers of $51,908 and including reimbursements of $87,047.

         In addition to its services as investment advisor, ICC also provides accounting services to the Fund and serves as the Fund's transfer and dividend disbursing agent. An affiliate of ICC provides custody services to the Fund. (See "Custodian, Transfer Agent and Accounting Services.")


7.       DISTRIBUTION OF FUND SHARES

         ICC Distributors, Inc. ("ICC Distributors" or the "Distributor") serves as the distributor of each class of the Fund's Shares pursuant to a Distribution Agreement dated August 31, 1997 ("Distribution Agreement"). Prior to August 31, 1997, Alex. Brown & Sons Incorporated ("Alex. Brown") was distributor of the Fund's Shares for the same rate of compensation and on substantially the same terms and conditions as ICC Distributors.

         The Distribution Agreement provides that ICC Distributors shall; (i) use reasonable efforts to sell Shares upon the terms and conditions contained in the Distribution Agreement and the Fund's then current Prospectus; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the Shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization;
(iv) perform its duties under the supervision of and in accordance with the directives of the Fund's Board of Directors and the Fund's Articles of Incorporation and By-Laws; and (v) provide the Fund's Board of Directors with a written report of the amounts expended in connection with the Distribution Agreement. ICC Distributors shall devote reasonable time and effort to effect sales of Shares but shall not be obligated to sell any specific number of Shares. The services of ICC Distributors are not exclusive and ICC Distributors shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of ICC Distributors in the absence of bad faith, willful misfeasance or gross negligence in the performance of its duties or obligations under the Distribution Agreement or by reason of its reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and ICC Distributors will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.

         The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's outstanding Shares of the related class (as defined under "Capital Stock") or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Distribution Agreement has an initial term of one year from the date of effectiveness. It shall continue in effect thereafter with respect to each class of the Fund provided that it is approved at least annually by (i) a vote of a majority of the outstanding voting securities of the related class of the Fund or (ii) a vote of a majority of the Fund's Board of Directors including a majority of the Independent Directors and, with respect to each class of the Fund for which there is a plan of distribution, so long as such plan of distribution is approved at least annually by the Independent Directors in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement, including the form of Sub-Distribution Agreement, was initially approved by the Board of Directors, including a majority of the Independent Directors, on August 4, 1997 and most recently on March 27, 1998.

         ICC Distributors and certain broker-dealers ("Participating Dealers") have entered into Sub-Distribution Agreements under which such Participating Dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. It is not currently anticipated that ICC Distributors will enter into Sub-Distribution Agreements for the ABCAT Shares. Any Sub-Distribution Agreement may be terminated in the same manner as the Distribution Agreement and shall automatically terminate in the event of assignment.

         In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as banks, to act as Shareholder Servicing Agents, pursuant to which ICC Distributors will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Advisor, the Distributor, or their respective affiliates, will provide compensation out of their own resources for ongoing shareholder services. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Fund, according to interpretations by various bank regulatory authorities, financial institutions are not prohibited from acting in other capacities for investment companies, such as the shareholder servicing capacities described above. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents.

         As compensation for providing distribution services for the Flag Investors Class A Shares as described above, ICC Distributors receives an annual fee, paid monthly, equal to 0.25% of the average daily net assets of the Flag Investors Class A Shares. ICC Distributors expects to allocate most of its annual fee to Participating Dealers and Shareholder Servicing Agents. ICC Distributors receives no compensation for distributing the Institutional Shares or the ABCAT Shares.

         As compensation for providing distribution and shareholder services Flag Investors Class A Shares for the last three fiscal years, the Fund's distributor received fees in the following amounts.


                                        Fiscal Year Ended March 31,
                                        ---------------------------
          Fee                    1998                1997              1996
Class A 12b-1 Fee              $28,661(1)          $29,887(2)        $32,318(2)

------------
(1) Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $12,004 and ICC Distributors, the
         Fund's distributor effective August 31, 1997, received $16,657.
(2) Fees received by Alex. Brown, the Fund's distributor for the fiscal years ended March 31, 1997 and March 31, 1996.

         In return for the distribution fees, the Distributor paid the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

         Pursuant to Rule 12b-1 under the Investment Company Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Plan of Distribution for the Flag Investors Class A Shares ("Flag Investors Class A Distribution Plan"). Under the Flag Investors Class A Distribution Plan, the Fund pays a fee to ICC Distributors for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and ICC Distributors is authorized to make payments out of its fee to participating broker-dealers. The Flag Investors Class A Distribution Plan was most recently approved by the Fund's Board of Directors, including a majority of the Independent Directors, on September 16, 1997.

         In approving the Flag Investors Class A Distribution Plan, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Flag Investors Class A Distribution Plan would benefit the Fund and its shareholders. The Flag Investors Class A Distribution Plan will be renewed only if the Directors make a similar determination in each subsequent year. The Flag Investors Class A Distribution Plan may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Fund. The Flag Investors Class A Distribution Plan may be terminated at any time by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the outstanding Flag Investors Class A Shares (as defined under "Capital Stock").

         During the continuance of the Flag Investors Class A Distribution Plan, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Flag Investors Class A Distribution Plan to ICC Distributors pursuant to the Distribution Agreement and to broker-dealers pursuant to Sub-Distribution Agreements. Such reports will be made by the persons authorized to make such payments. In addition, during the continuance of the Flag Investors Class A Distribution Plan, the selection and nomination of the Fund's Independent Directors will be committed to the discretion of the Independent Directors then in office.

         Under the Flag Investors Class A Distribution Plan, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to ICC Distributors under the Flag Investors Class A Distribution Plan. Payments under the Flag Investors Class A Distribution Plan are made as described above regardless of ICC Distributors' actual cost of providing distribution services and may be used to pay ICC Distributors' overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of the Flag Investors Class A Shares is less than 0.25% of the Fund's average daily net assets for any period, the unexpended portion of the distribution fee may be retained by ICC Distributors. The Flag Investors Class A Distribution Plan does not provide for any charges to the Fund for excess amounts expended by ICC Distributors and, if the Flag Investors Class A Distribution Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to ICC Distributors pursuant to the Flag Investors Class A Distribution Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates.

         The Fund's distributor received commissions on the sale of Class A Shares (of which only a portion was retained) in the following amounts:

                                                      Fiscal Year Ended March 31,
                                                      ---------------------------
       Class                      1998                            1997                               1996
                        Received       Retained        Received          Retained         Received         Retained
Class A                 $11,182(1)      $6,892(2)    $29,625.13(3)     $28,655.62(3)    $32,331.22(3)    $31,261.61(3)
Commissions

-------------
(1) Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $2,812 and ICC Distributors, the
       Fund's distributor effective August 31, 1997 received $8,370.
(2) Of commissions received, Alex. Brown retained $6,882 and ICC Distributors retained $0, respectively.
(3) By Alex. Brown, the Fund's distributor for the fiscal years ended March 31, 1997 and March 31, 1996.



General Information


         The Fund will pay all costs associated with its organization and registration under the Securities Act of 1933 and the Investment Company Act. Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Independent Directors, and of independent auditors, in connection with any matter relating to the Fund; a portion of membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ICC or the Distributor.



8.       BROKERAGE

         ICC is responsible for decisions to buy and sell securities for the Fund, for the broker-dealer selection and for negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. ICC may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, its affiliates and ICC Distributors.


         In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with affiliates of the Advisor in any transaction in which affiliates of the Advisor act as a principal; that is, an order will not be placed with such affiliates if execution of the trade involves such affiliates serving as a principal with respect to any part of the Fund's order, nor will the Fund buy or sell over-the-counter securities with affiliates of the Advisor acting as market maker.

         If affiliates of the Advisor are participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. The Fund believes that the limitation will not affect its ability to carry out its present investment objective.

         ICC's primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, ICC may, in its discretion, effect brokerage transactions with broker-dealers that furnish statistical, research or other information or services which are deemed by ICC to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to ICC with clients other than the Fund. Similarly, any research services received by ICC through placement of portfolio transactions of other clients may be of value to ICC in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to ICC by a broker-dealer. ICC is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing ICC's research and analysis. Therefore, it may tend to benefit the Fund by improving ICC's investment advice. ICC's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in ICC's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, ICC is also authorized to pay broker-dealers other than affiliates of the Advisor higher commissions than another broker might have charged on brokerage transactions for the Fund for brokerage or research services. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board of Directors.

         Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions, on an agency basis, through affiliates of the Advisor. At the time of such authorization certain policies and procedures incorporating the standards of Rule 17e-1 under the Investment Company Act which requires that the commissions paid affiliates of the Advisor must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires ICC to furnish reports and to maintain records in connection with such reviews.

         For the period from September 1, 1997 through March 31, 1998, the Fund did not pay brokerage commissions to BT Alex. Brown or its affiliates. For the period from March 31, 1997 through August 31, 1997 and for the fiscal year ended March 31, 1996, the Fund did not pay brokerage commissions to Alex. Brown.

         ICC manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by ICC. ICC may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.


         During the fiscal year ended March 31, 1998, ICC directed no transactions to broker-dealers and paid no related commissions to broker dealers because of research services provided.

         The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the Investment Company Act) which the Fund has acquired during its most recent fiscal year. As of March 31, 1998, the Fund held a 5.75% repurchase agreement issued by Goldman Sachs & Co. which was valued at $930,000. Goldman Sachs & Co. is a "regular broker or dealer" of the Fund.



9.       CAPITAL STOCK

         The Fund is authorized to issue 40 million Shares of common stock, par value $.001 per share. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval.


         The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one Series and the Board has designated four classes of shares: Flag Investors Maryland Intermediate Tax-Free Income Fund Class A Shares, Flag Investors Maryland Intermediate Tax-Free Income Fund Class B Shares, Flag Investors Maryland Intermediate Tax-Free Income Fund Institutional Shares and Alex. Brown Capital Advisory & Trust Maryland Intermediate Tax-Free Income Shares. The ABCAT Shares are offered only to clients of Alex. Brown Capital Advisory & Trust Company and its affiliates. Shares of the Fund, regardless of series or class would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. In general, each series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series would be treated as separate entities. Generally, each class of Shares would be identical to every other class in a particular series and expenses of the Fund (other than 12b-1 and any applicable service fees) would be prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.


         Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund. There are no preemptive, conversion or exchange rights applicable to any of the Shares. The issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

         As used in this Statement of Additional Information the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.


10.      SEMI-ANNUAL REPORTS

         The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors.


11.      CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES


         Bankers Trust Company ("Bankers Trust") serves as custodian of the Fund's investments. Bankers Trust receives such compensation from the Fund for its services as custodian as may be agreed to from time to time by Bankers Trust and the Fund. For the period from September 22, 1997 to March 31, 1998, Bankers Trust was paid $4,830 as compensation for providing custody services to the Fund. Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202, serves as transfer and dividend disbursing agent and provides certain accounting services to the Fund under a Master Services Agreement between the Fund and ICC. As compensation for providing dividend and transfer agency services, the Fund pays ICC up to [$12.83] per account per year, plus reimbursement for out-of-pocket expenses incurred in connection therewith. ICC, as the Fund's Transfer Agent, has received fees for the fiscal year ended March 31, 1998 which totaled $17,912.


         ICC also provides certain accounting services to the Fund. As compensation for providing accounting services, ICC receives an annual fee, calculated daily and paid monthly, as shown below.


         Average Daily Net Assets                                Incremental Annual Accounting Fees
         ------------------------                                ----------------------------------

$          0          -       $   10,000,000                          $13,000(fixed fee)
$ 10,000,001          -       $   20,000,000                                0.100%
$ 20,000,001          -       $   30,000,000                                0.080%
$ 30,000,001          -       $   40,000,000                                0.060%
$ 40,000,001          -       $   50,000,000                                0.050%
$ 50,000,001          -       $   60,000,000                                0.040%
$ 60,000,001          -       $   70,000,000                                0.030%
$ 70,000,001          -       $  100,000,000                                0.020%
$100,000,001          -       $  500,000,000                                0.015%
$500,000,001          -       $1,000,000,000                                0.005%
over $1,000,000,000                                                         0.001%

         In addition, the Fund will reimburse ICC for the following out-of-pocket expenses incurred in connection with provision of ICC's accounting services under the Master Services Agreement: express delivery service, independent pricing and storage.


         For the fiscal year ended March 31, 1998, ICC received accounting fees of $29,232.



12.      INDEPENDENT AUDITORS

         The annual financial statements of the Fund are audited by Deloitte & Touche LLP.



13.      LEGAL MATTERS

         Morgan, Lewis & Bockius LLP serves as counsel to the Fund.


14.      PERFORMANCE INFORMATION


         For purposes of quoting and comparing the performance of the Fund to that of other open-end non-diversified management investment companies and to stock or other relevant indices or averages in advertisements or in certain reports to shareholders, performance will generally be stated both in terms of total return and in terms of yield. However, the Fund may also from time to time state the performance of the Fund solely in terms of total return.

Total Return Calculations

         The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

P(1 + T)n = ERV

Where:   P = a hypothetical initial payment of $1,000
         T = average annual total return
         n = number of years (1-, 5- or 10-)
       ERV = ending redeemable value at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods.

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one-, five-, and ten-year periods or a shorter period dating from the effectiveness of the Fund's registration statement (or the later commencement of operations of a Series or class). During its first year of operations, the Fund may, in lieu of annualizing its total return, use an aggregate total return calculated in the same manner. In calculating the ending redeemable value, the maximum sales load (1.50% for the Flag Investors Class A Shares) is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. "T" in the formula above is calculated by finding the average annual compounded rate of return over the period that would equate an assumed initial payment of $1,000 to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed by the Fund.


         Calculated according to SEC rules, the ending redeemable value and average annual total return of a hypothetical $1,000 payment for the period ended March 31, 1998 were as follows:

                                       One-Year Period Ended                          Since Inception
                                           March 31, 1998
                             ------------------------------------------ --------------------------------------------
                                   Ending               Average                 Ending                Average
                                 Redeemable           Annual Total            Redeemable            Annual Total
Class                              Value                 Return                 Value                  Return
---------------------------  ------------------  ---------------------- ----------------------  --------------------
Class A                            $1,062.13              6.21%                $1,205.95                4.25%
October 1, 1993*
---------------------------  ------------------  ---------------------- ----------------------  --------------------
ABCAT
January 10, 1997*                  $ N/A                 $8.13%                 $1072.56               $7.26%
---------------------------  ------------------  ---------------------- ----------------------  --------------------
Institutional
November 2, 1995                   $1,081.21             $8.12%                 $1,140.47              $5.61%
---------------------------  ------------------  ---------------------- ----------------------  --------------------

-----------
*  Inception Date


         The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Morningstar Inc., the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges (as distinguished from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in Shares). The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Yield Calculations


         The Fund's yield for the 30-day period ended March 31, 1998 was 3.87% for the Flag Investors Class A Shares, 4.18% for the Institutional Shares and 4.18% for the ABCAT Shares and was computed in the manner discussed below. The yield of the Fund is calculated by dividing the net investment income per Share earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semiannual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's yield calculations assume a maximum sales charge of 1.50% for the Flag Investors Class A Shares and no sales charge for the ABCAT Shares. The Fund's net investment income per Share earned during the period is based on the average daily number of Shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

         The Fund may also advertise a "tax-equivalent yield", which is calculated by determining the rate of the return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Fund's yield, assuming certain tax brackets for a shareholder. The Fund's tax-equivalent yield for the 30-day period ended March 31, 1998, for a shareholder in the 31% bracket, was 5.61% for the Flag Investors Class A Shares, 6.06% for the Institutional Shares and 6.06% for the ABCAT Shares.


         Except as noted below, for the purpose of determining net investment income earned during the period, interest earned on debt obligations held by the Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, based on the purchase price (plus actual accrued interest), dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

         Undeclared earned income will be subtracted from the net asset value per share. Undeclared earned income is net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.


         The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding U.S. Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. For the fiscal years ended March 31, 1998 and March 31, 1997, the Fund's portfolio turnover rate was 14.26% and 33.18%, respectively. A high level of portfolio turnover may generate relatively high transaction costs and may increase the amount of taxes payable by the Fund's shareholders.

15.      CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of July 8, 1998, the following persons owned of record or beneficially 5% or more of the Fund's total outstanding Shares:

BT Alex. Brown Incorporated*                                          65.51%
FBO 250-10788-16
P.O. Box 1346
Baltimore, MD  21203-1346

         As of July 8, 1998, to Fund management's knowledge, Directors and officers as a group owned less than 1% of the Fund's total outstanding Shares.

--------
         * As of July 8, 1998, to Fund management's knowledge, BT Alex Brown owned beneficially less than 1% of such Shares.


16.      FINANCIAL STATEMENTS
         See next page.

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
Statement of Net Assets                                           March 31, 1998

                                                                              Percent
  Par                                             Ratings***                  of Net
 (000)                                           (Moody's/S&P)    Value       Assets
--------------------------------------------------------------------------------------
MUNICIPAL BONDS -- 95.5%
General Obligations--58.3%
 $1,000  Anne Arundel County, MD,
         Water Quality Funding
          6.00%, 9/1/06                            Aa/AA+      $ 1,112,230     3.5%
    400  Baltimore County, MD, Refunding--
         Pension Funding
          5.50%, 8/1/05                            Aaa/AAA         430,412     1.3
  1,000  Baltimore County, MD, Consolidated
         Public Improvement
          5.50%, 6/1/04                            Aaa/AAA       1,070,480     3.3
    250  Cecil County, MD (FGIC Insured),
         Refunding Consolidated Public
         Improvement Project,
         Callable 12/1/03 @ $102
          5.00%,12/1/06                            Aaa/AAA         259,327     0.8
    500  Charles County, MD, Refunding
         Consolidated Public Improvement
          6.25%, 6/1/02                            Aa3/AA-         540,270     1.7
    500  Charles County, MD, Refunding
         Consolidated Public Improvement
          6.00%, 6/1/99                            Aa3/AA-         512,985     1.6
    400  Frederick County, MD, Retirement
         Community Revenue,
         Buckinghams Choice Inc. Facility-A
          5.55%, 1/1/08                            NR*/NR*         405,676     1.3
    500  Frederick, MD, Refunding and
         Improvement (FGIC Insured)
          5.80%,12/1/02                            Aaa/AAA         535,080     1.7
  1,000  Harford County, MD
          5.00%,12/1/13                            Aaa/AA+       1,002,560     3.1
  1,000  Howard County, MD, Refunding
          Consolidated Public Improvement
          Project, Series "A"
          5.75%, 2/15/01                           Aaa/AA+       1,046,160     3.3
    500  Howard County, MD, Refunding
         Consolidated Public Improvement
         Series A
          4.30%, 2/15/08                           Aaa/AA+         493,490     1.5

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------

                                                                              Percent
  Par                                             Ratings***                  of Net
 (000)                                           (Moody's/S&P)    Value       Assets
--------------------------------------------------------------------------------------
$   500  Howard County, MD, Metropolitan
         Distribution Refunding--Series B
          6.00%, 8/15/19                           Aaa/AA+     $   524,790     1.6%
    375  Laurel, MD, Refunding Series "A"
         Project Prefunded 7/1/01 @ $102
          6.60%, 7/1/03                            #AAA/AAA        410,040     1.3
    500  Maryland Natl Capital Park & Planning,
         Prince George's County, MD,
         Park Acquisition & Development,
         Callable 7/1/05 @$101
          5.00%, 7/1/08                            Aa2/AA          519,480     1.6
    500  Maryland State Local Facilities Loan,
         First series,
          4.00%, 2/15/03                           Aaa/AAA         497,575     1.6
  1,000  Maryland State Local Facilities Loan,
         First series,
          4.50%, 2/15/08                           Aaa/AAA       1,005,040     3.1
         Maryland State Local Facilities Loan,
         Second series,
  1,000   5.25%, 6/15/05                           Aaa/AAA       1,059,530     3.3
  1,250   5.25%, 6/15/09                           Aaa/AAA       1,319,675     4.1
  1,000  Maryland State Local Facilities Loan,
         Third series,
          5.00%, 10/15/06                          Aaa/AAA       1,047,380     3.3
    500  Maryland State Capital Improvement
          5.00%, 4/15/04                           Aaa/AAA         518,215     1.6
  1,000  Montgomery County, MD,
         Consolidated Public Improvement
         Series A
          5.75%, 10/1/07                           Aaa/AAA       1,091,860     3.4
    500  Montgomery County, MD,
         Consolidated Public Improvement
          5.40%, 7/1/16                            Aaa/AAA         515,645     1.6
    500  Ocean City, MD, Refunding
         (MBIA Insured)
          5.00%, 3/15/03                           Aaa/AAA         517,720     1.6
    250  Prince George's County, MD,
         Refunding Consolidated Public
         Improvement Project, Callable 3/15/03
         @ $102 (AMBAC Insured)
          5.50%, 3/15/05                           Aaa/AAA         266,610     0.8

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
Statement of Net Assets (continued)

                                                                              Percent
  Par                                             Ratings***                  of Net
 (000)                                           (Moody's/S&P)    Value       Assets
--------------------------------------------------------------------------------------
$   250  St. Mary's County, MD, Metropolitan
         Commission
          5.65%, 11/1/07                           A1/A+       $   268,330     0.8%
    250  Washington Suburban Sanitary
         District, MD,
         Prerefunded 11/1/01 @ 102
          6.40%, 11/1/04                           #AAA/AAA        273,470     0.9
    360  Washington Suburban Sanitary
         District, MD
          8.00%, 1/1/02                            Aa1/AA          407,772     1.3
  1,000  Washington Suburban Sanitary
         District, MD, Callable 6/1/03
          5.00%, 6/1/06                            Aa1/AA        1,036,480     3.3
                                                               -----------    ----
                                                                18,688,282    58.3
                                                               -----------    ----
Other Revenue--37.1%
    350  Baltimore County, MD Mortgage
         Revenue, Callable 11/1/03 @$102
          6.60%, 11/1/14                           NR*/AAA         373,443     1.2
  1,000  Baltimore MD, CTFS Participation,
         Emergency Telecommunication
         Facility, Series A, (AMBAC Insured)
          4.70%, 10/1/06                           Aaa/AAA       1,017,530     3.2
    700  Kent County, MD, College Proj &
         Ref-Washington College PJ
         Prerefunded Callable 7/1/99 @$102
          7.70%, 7/1/18                            Baa2/NR*        743,911     2.2
    250  Maryland State Health and Higher
         Education Authority, Revenue for
         Johns Hopkins University
          6.00%, 7/1/07                            Aa2/AA-         277,300     0.9
    600  Maryland State Health and Higher
         Education Authority, Revenue for
         Kennedy Krieger Institute
          5.30%, 7/1/12                            BAA-1/NR        604,200     1.9
    685  Maryland State Health and Higher
         Education Authority, Revenue for
         Harford Memorial and
         Fallston General Hospitals
         Callable 10/29/97 @ $102
          8.50%, 7/1/14                            Baa1/NR*       700,679      2.1

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------

                                                                              Percent
  Par                                             Ratings***                  of Net
 (000)                                           (Moody's/S&P)    Value       Assets
--------------------------------------------------------------------------------------
$   400  Maryland State Health and Higher
         Education Authority, Revenue for
         Bon Secours Heartland Issue-A,
         Prerefunded 7/1/00 @$102
          7.375%, 9/1/17                           NR*/A+      $   432,536     1.3%
  1,000  Maryland State Health and Higher
         Education Authority, Revenue for
         Greater Baltimore Medical Center,
         Prerefunded 7/1/01 @$102
          6.75%, 7/1/19                            #AAA/AAA      1,097,960     3.4
    500  Maryland State Health and Higher
         Education Authority, Revenue for
         Good Samaritan Hospital
         Escrowed to maturity
          5.40%, 7/1/04                            A1/A            531,520     1.7
  1,000  Maryland State Health and Higher
         Education Authority, Revenue for
         University of Maryland Medical
         Systems, Callable 7/1/03 @$102
         (FGIC Insured)
          5.40%, 7/1/08                            Aaa/AAA       1,052,550     3.3
    300  Maryland Health and Higher
         Education Facilities Authority
         Revenue for Suburban Hospital
          4.75%, 7/1/03                            A1/A+           304,995     1.0
    300  Maryland Health and Higher
         Education Facilities Authority
         Revenue for Peninsula Regional
         Medical, Callable 7/1/03 @ $102
          5.00%, 7/1/06                            A2/A            309,357     1.0
    500  Maryland Health and Higher
         Education Facilities Authority,
         Revenue, Pickersgill
          5.50%, 1/1/21                            NR*/A-          509,950     1.6
    500  Maryland Health and Higher
         Education Facilities Authority,
         Revenue, Stellas Maris
          4.75%, 7/1/21                            NR*/A           508,145     1.6
    400  Maryland Health and Higher
         Education Facilities Authority,
         Broadmead
          5.10%, 7/1/06                            NR/A-           409,708     1.3

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
Statement of Net Assets (concluded)

                                                                              Percent
  Par                                             Ratings***                  of Net
 (000)                                           (Moody's/S&P)    Value       Assets
--------------------------------------------------------------------------------------
$   400  Maryland State Industrial
         Development Authority, Revenue for
         American Center Physics Headquarters
          5.80%, 1/1/01                            NR*/BBB     $   411,016     1.3%
  1,000  Maryland Water Quality Finding,
         Revolving Loan FD Revenue
         Series A
          5.00%, 9/1/06                            Aa2/AA        1,036,940     3.2
    500  University of Maryland Systems
         Auxiliary Facilities & Tuition
         Revenue, Series B,
         Prerefunded 10/1/02 @ $102
          6.40%, 4/1/06                            Aa3/AAA         554,495     1.7
  1,000  University of Maryland Systems
         Auxiliary Facilities & Tuition
         Revenue, Series A,
          5.00%, 4/1/09                            Aa3/AA+       1,035,100     3.2
                                                               -----------    ----
                                                                11,911,355    37.1
                                                               -----------    ----
         Total Municipal Bonds
          (Cost $29,778,657)                                   $30,599,617    95.4%
                                                               -----------    ----

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------

                                                                              Percent
  Par                                             Ratings***                  of Net
 (000)                                           (Moody's/S&P)    Value       Assets
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.9%
$   930  Goldman Sachs & Co., 5.75%
         Dated 3/31/98 to be repurchased on 4/1/98,
         collateralized by U.S. Treasury Notes with
         a market value of $930,149.
          (Cost $930,000)                                      $   930,000     2.9%
                                                               -----------   -----
Total Investment in Securities--98.4%
 (Cost $30,708,657)**                                           31,529,617    98.3
Other Assets in Excess of Other Liabilities--1.6%                  560,026     1.7
                                                               -----------   -----
Net Assets--100.00%                                            $32,089,643   100.0%
                                                               ===========   =====
Net Asset Value Per:
  Class A Share
    ($10,897,573 / 1,081,567 shares outstanding)                    $10.08
                                                                    ======
  Institutional Share
    ($622,800 / 61,188 shares outstanding)                          $10.18
                                                                    ======
  ABCAT Share
    ($20,569,270 / 2,020,771 shares outstanding)                    $10.18
                                                                    ======
Maximum Offering Price Per:
  Class A Share
    ($10.08 / 0.985)                                                $10.23
                                                                    ======
  Institutional Share                                               $10.18
                                                                    ======
  ABCAT Share                                                       $10.18
                                                                    ======

---------
  * Not Rated
 ** Also aggregate cost of federal tax purposes.
*** These ratings have not been audited by Deloitte & Touche L.L.P.

                See accompanying Notes to Financial Statements.

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
Statement of Operations

                                                                         For the
                                                                        Year Ended
                                                                         March 31,
--------------------------------------------------------------------------------------
                                                                           1998
Investment Income:
   Interest                                                              $1,377,018
                                                                         ----------
Expenses:
   Investment advisory fee                                                   97,673
   Legal                                                                     55,220
   Printing and postage                                                      48,876
   Accounting fee                                                            29,232
   Distribution fee                                                          28,661
   Audit                                                                     22,205
   Transfer agent fees                                                       17,912
   Miscellaneous                                                             11,509
   Registration fees                                                         11,094
   Organization expense                                                      10,224
   Custodian fee                                                              9,589
   Directors' fees                                                            1,003
                                                                         ----------
            Total expenses                                                  343,198
Less: Fees waived                                                          (188,949)
                                                                         ----------
            Net Expenses                                                    154,249
                                                                         ----------
Net investment income                                                     1,222,769
                                                                         ----------
Net realized and unrealized gain on investments:
   Net realized gain from security transactions                              29,377
   Change in unrealized appreciation of investments                         807,694
                                                                         ----------
   Net realized and unrealized gain on investments                          837,071
                                                                         ----------
Net increase in net assets resulting from operations                     $2,059,840
                                                                         ==========

                See accompanying Notes to Financial Statements.

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                        For the Year Ended March 31,
--------------------------------------------------------------------------------------
                                                           1998            1997
Increase/(Decrease) in Net Assets:
Operations:
   Net investment income                                $ 1,222,769     $ 1,005,489
   Net realized gain/(loss) from
     security transactions                                   29,377         (85,513)
   Change in unrealized appreciation
     of investments                                         807,694          27,235
                                                        -----------     -----------
   Net increase in net assets resulting
     from operations                                      2,059,840         947,211
                                                        -----------     -----------
Distributions to Shareholders from:
   Net investment income:
     Flag Investors Class A Shares                         (518,864)       (513,444)
     Flag Investors Institutional Shares                   (180,998)       (509,983)
     ABCAT Shares                                          (575,496)             --
   Distributions in excess of income:
     (Flag Investors Class A Shares)                             --         (32,984)
                                                        -----------     -----------
   Total distributions                                   (1,275,358)     (1,056,411)

Capital Share Transactions:
   Proceeds from sale of shares                          27,019,130       7,978,261
   Value of shares issued in reinvestment
     of dividends                                           363,027         455,395
   Cost of shares repurchased                           (19,585,780)     (3,949,236)
                                                        -----------     -----------
   Total increase in net assets derived
     from capital share transactions                      7,796,377       4,484,420
                                                        -----------     -----------
   Total increase in net assets                           8,580,859       4,375,220

Net Assets:
   Beginning of period                                   23,508,784      19,133,564
                                                        -----------     -----------
   End of period                                        $32,089,643     $23,508,784
                                                        ===========     ===========

                See accompanying Notes to Financial Statements.

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
Financial Highlights -- Flag Investors Class A Shares
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                             For the Year Ended
                                                                 March 31,
--------------------------------------------------------------------------------------
                                                                    1998
Per Share Operating Performance:
  Net asset value at beginning of period                            $ 9.78
                                                                   -------
Income from Investment Operations:
   Net investment income                                              0.42
   Net realized and unrealized gain/(loss)
     on investments                                                   0.33
                                                                   -------
   Total from Investment Operations                                   0.75
Less Distributions:
   Net investment income                                             (0.45)
   Distributions in excess of net investment income                     --
                                                                   -------
   Total distributions                                               (0.45)
                                                                   -------
Net asset value at end of period                                   $ 10.08
                                                                   =======
Total Return                                                          7.83%
Ratios to Average Net Assets:
   Expenses(3)                                                        0.70%
   Net investment income(4)                                           4.23%
Supplemental Data:
   Net assets at end of period (000)                               $10,898
   Portfolio turnover rate                                           14.26%

---------
(1) Commencement of operations.
(2) Annualized.
(3) Without the waiver of advisory fees and reimbursement of expenses (Note B), the ratio of expenses to average net assets would have been 1.38%, 1.34%, 1.69%, 1.85% and 2.46% for the years ended March 31, 1998, 1997, 1996, 1995 and the period ended March 31, 1994, respectively.
(4) Without the waiver of advisory fees and reimbursement of expenses (Note B), the ratio of net investment income to average net assets would have been 3.20%, 3.66%, 3.13%, 3.29% and 1.68% for the years ended March 31, 1998,
    1997, 1996, 1995 and the period ended March 31, 1994, respectively.

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------

                                                                                                                For the Period
                                                                                                               October 1, 1993(1)
                                                                                                                    through
                                                                      For the Year Ended March 31,                 March 31,
---------------------------------------------------------------------------------------------------------------------------------
                                                                1997              1996              1995              1994
Per Share Operating Performance:
  Net asset value at beginning of period                      $  9.84           $  9.52            $  9.50           $ 10.00
                                                              -------           -------            -------           -------
Income from Investment Operations:
   Net investment income                                         0.44              0.39               0.40              0.14
   Net realized and unrealized gain/(loss)
     on investments                                              0.05              0.38               0.05             (0.53)
                                                              -------           -------            -------           -------
   Total from Investment Operations                              0.39              0.77               0.45             (0.39)
Less Distributions:
   Net investment income                                        (0.44)            (0.39)             (0.40)            (0.11)
   Distributions in excess of net investment income             (0.01)            (0.06)             (0.03)              --
                                                              -------           -------            -------           -------
   Total distributions                                          (0.45)            (0.45)             (0.43)            (0.11)
                                                              -------           -------            -------           -------
Net asset value at end of period                              $  9.78           $  9.84            $  9.52           $  9.50
                                                              =======           =======            =======           =======
Total Return                                                     4.05%             8.20%              5.12%            (4.06)%
Ratios to Average Net Assets:
   Expenses(3)                                                   0.70%             0.70%              0.70%             0.29%(2)
   Net investment income(4)                                      4.29%             4.09%              4.44%             3.84%(2)
Supplemental Data:
   Net assets at end of period (000)                          $11,538           $12,066            $12,919           $11,872
   Portfolio turnover rate                                      33.18%             8.79%             33.00%             8.51%

                See accompanying Notes to Financial Statements.

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
Financial Highlights -- Flag Investors Institutional Shares
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                         For the Period
                                             For the Year  For the Year   Nov. 2, 1995(1)
                                                 Ended         Ended         through
                                               March 31,     March 31,       March 31,
-----------------------------------------------------------------------------------------
                                                 1998          1997            1996
Per Share Operating Performance:
   Net asset value at beginning of period      $  9.87        $  9.93        $ 9.93
                                               -------        -------        ------
Income from Investment Operations:
   Net investment income                          0.03           0.48          0.15
   Net realized and unrealized gain/(loss)
     on investments                               0.75          (0.07)        (0.03)
                                               -------        -------        ------
   Total from Investment Operations               0.78           0.41          0.12
Less Distributions:
   Net investment income                         (0.47)         (0.47)        (0.12)
                                               -------        -------        ------
   Net asset value at end of period            $ 10.18        $  9.87        $ 9.93
                                               =======        =======        ======
Total Return                                      8.12%          4.27%         2.83%
Ratios to Average Net Assets:
   Expenses(3)                                    0.45%          0.45%         0.45%(2)
   Net investment income(4)                       4.53%          4.55%         4.45%(2)
Supplemental Data:
   Net assets at end of period (000)            $  623        $11,971        $7,068
   Portfolio turnover rate                       14.26%         33.18%         8.79%

---------
(1) Commencement of operations.
(2) Annualized.
(3) Without the waiver of advisory fees (Note B), the ratio of expenses to average net assets would have been 1.13%, 1.08% and 1.30% for the years ended March 31, 1998, 1997, and the period ended March 31, 1996, respectively.
(4) Without the waiver of advisory fees (Note B), the ratio of net investment income to average net assets would have been 3.85%, 3.92% and 3.67% for the years ended March 31, 1998, 1997, and the period ended March 31, 1996, respectively.

                See accompanying Notes to Financial Statements.

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
Financial Highlights -- ABCAT Shares
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       For the Period
                                                                       May 8, 1997(1)
                                                                          through
                                                                         March 31,
--------------------------------------------------------------------------------------
                                                                           1998
Per Share Operating Performance:
   Net asset value at beginning of period                                $  9.94
                                                                         -------
Income from Investment Operations:
   Net investment income                                                    0.40
   Net realized and unrealized gain
     on investments                                                         0.24
                                                                         -------
   Total from Investment Operations                                         0.64

Less Distributions:
   Net investment income                                                    0.40
                                                                         -------
   Net asset value at end of period                                      $ 10.18
                                                                         =======
Total Return                                                                7.26%
Ratios to Average Net Assets:
   Expenses(3)                                                              0.45%(2)
   Net investment income(4)                                                 4.47%(2)
Supplemental Data:
   Net assets at end of period (000)                                     $20,569
   Portfolio turnover rate                                                 14.26%

---------
(1) Commencement of operations.
(2) Annualized.
(3) Without the waiver of advisory fees (Note B), the ratio of expenses to average net assets would have been 1.13% for the period ended March 31, 1998.
(4) Without the waiver of advisory fees (Note B), the ratio of net investment income to average net assets would have been 3.79% for the period ended March 31, 1998.

                See accompanying Notes to Financial Statements.

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
Notes to Financial Statements

NOTE 1--Significant Accounting Policies

     Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc. (the "Fund") was organized as a Maryland Corporation on July 23, 1993 and commenced operations October 1, 1993, consisting of Class A Shares, which are subject to a maximum front-end sales charge of 1.50% and a 0.25% distribution fee. On November 2, 1995 and May 8, 1997 the Fund began offering Institutional shares and ABCAT shares, respectively, which are not subject to a front-end sales charge or a distribution fee. The fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company designed to provide current income exempt from Federal income taxes and Maryland state and local income taxes consistent with preservation of principal within an intermediate-term maturity structure. The Fund invests primarily in municipal obligations issued by the State of Maryland and its political subdivisions, agencies or instrumentalities. The Fund's concentration in securities involves more risk than a Fund that invests broadly.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

     A. Security Valuation--Municipal obligations for which quotations are readily available are valued at the most recent quote price provided by investment dealers. Municipal obligations may be valued on the basis of prices provided by an independent pricing service when such prices are determined by the Investment Advisor to reflect the fair market value of such obligations. Securities for which market quotations are not readily available are valued at fair market as determined in good faith by the Investment Advisor under procedures established and monitored by the Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market.

     B. Repurchase Agreements--The Fund may agree to purchase money market instruments subject to the seller's agreement to repurchase them at an agreed upon date and price. The seller, under a repurchase agreement, will be required on a daily basis to maintain the value of the securities subject to the agreement at no less than the repurchase price. The agreement is conditional upon the collateral being deposited under the Federal Reserve book-entry system.

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------

NOTE 1--concluded

     C. Federal Income Tax--No provision is made for federal income taxes as it is the Fund's intention to continue to qualify as a regulated investment company under Sub-chapter M of the Internal Revenue Code and to make requisite distributions to the shareholders that will be sufficient to relieve it from all or substantially all federal income and excise taxes. The Fund's policy is to distribute to shareholders substantially all of its long-term taxable net investment income on a monthly basis and net realized capital gains annually, if any.

     D. Other--Security transactions are accounted for on the trade date and the cost of investments sold or redeemed is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income and expenses are recorded on an accrual basis. Costs incurred by the Fund in connection with its organization, registration, and the initial public offering of shares have been deferred and are being amortized on the straight-line method over a five-year period beginning on the date on which the Fund commenced its investment activities.

NOTE 2--Investment Advisory Fees, Transactions with Affiliates and Other Fees

     Investment Company Capital Corp. ("ICC") a subsidiary of Bankers Trust Corporation, serves as the Fund's investment advisor. As compensation for its advisory services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, at the annual rate of 0.35% of the first $1 billion of the Fund's average daily net assets; 0.30% of the next $500 million of the Fund's average daily net assets and 0.25% of the Fund's average daily net assets in excess of $1.5 billion.

     ICC has voluntarily agreed to waive its fees and reimburse expenses to the extent required to maintain expenses at no more than 0.70% of the average daily net assets for Class A Shares and 0.45% for Institutional and ABCAT Shares. For the year ended March 31,1998, ICC waived fees of $97,673 and reimbursed expenses of $91,276.

     As compensation for its accounting services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, from the Fund's average daily net assets. ICC received $29,232 for accounting services for the year ended March 31, 1998.

     As compensation for its transfer agent services, ICC receives from the Fund a per account fee, calculated and paid monthly. ICC received $17,912 for transfer agent services for the year ended March 31, 1998.

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
-------------------------------------------------------------------------------
Notes to Financial Statements (continued)

NOTE 2--concluded

     Effective September 22, 1997, Bankers Trust Company became the Fund's custodian. Prior to September 22, 1997, PNC Bank served as the Fund's custodian. From September 22, 1997 to March 31, 1998, the Fund paid $4,830 in custody expenses.

     As compensation for providing distribution services, the Fund pays ICC Distributors, Inc. ("ICC Distributors") , which is not related to ICC, an annual fee that is calculated daily and paid monthly. This fee is paid at an annual rate equal to .25% of the Class AShares' average daily net assets. For the year ended March 31, 1998, distribution fees aggregated $28,661. Prior to September 1, 1997, Alex. Brown & Sons Incorporated served as the Fund's distributor for the same rate of compensation and on substantially the same terms as ICC Distributors and earned $12,004. Alex. Brown received no commissions from the Fund for the year ended March 31, 1998.

     The fund complex of which the Fund is a part has adopted a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the year ended March 31, 1998 was $1,780, and the accrued liability was approximately $2,510.

NOTE 3--Capital Share Transactions

     The Fund is authorized to issue up to 40 million shares of $.001 par value common stock (25 million Class A, 2 million Class B, 5 million Institutional, 5 million ABCAT, and 3 million undesignated). Transactions in share of the Fund were as follows:


                                                     Class A Shares
                                             -----------------------------
                                                For the         For the
                                               Year Ended     Year Ended
                                             March 31, 1998 March 31, 1997
                                             -------------- --------------
Shares sold                                      118,474          77,427
Shares issued to shareholders on
   reinvestment of dividends                      30,779          33,825
Shares redeemed                                 (247,421)       (157,261)
                                              ----------      ----------
Net decrease in shares outstanding               (98,168)        (46,009)
                                              ==========      ==========
Proceeds from sale of shares                  $1,185,886      $  750,704
Value of reinvested dividends                    305,838         331,270
Cost of shares redeemed                       (2,475,432)     (1,538,466)
                                              ----------      ----------
Net decrease from capital share
  transactions                                $ (983,708)     $ (456,492)
                                              ==========      ==========

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
-------------------------------------------------------------------------------

NOTE 3--concluded

                                                  Institutional Shares
                                             -----------------------------
                                                For the         For the
                                               Year Ended     Year Ended
                                             March 31, 1998 March 31, 1997
                                             -------------- --------------
Shares sold                                       467,085        731,797
Shares issued to shareholders on
   reinvestment of dividends                        5,722         12,570
Shares redeemed                                (1,624,343)      (243,131)
                                             ------------    -----------
Net increase/(decrease) in shares outstanding  (1,151,536)       501,236
                                             ============    ===========
Proceeds from sale of shares                 $  4,683,000    $ 7,227,557
Value of reinvested dividends                      57,340        124,125
Cost of shares redeemed                       (16,185,543)    (2,410,770)
                                             ------------    -----------
Net increase/(decrease) from capital share
  transactions                               $(11,445,203)   $ 4,940,912
                                             ============    ===========

                                                          ABCAT Shares
                                                      --------------------
                                                         For the period
                                                      May 8, 1997* through
                                                         March 31, 1998
                                                      --------------------
Shares sold                                                  2,111,921
Shares issued to shareholders on
   reinvestment of dividends                                       (15)
Shares redeemed                                                (91,135)
                                                           -----------
Net Increase in Shares Outstanding                           2,020,771
                                                           ===========
Proceeds from sale of shares                               $21,150,244
Value of reinvested dividends                                     (151)
Cost of shares redeemed                                       (924,805)
                                                           -----------
Net increase from capital share transactions               $20,225,288
                                                           ===========

----------------
*Commencement of operations.

NOTE 4--Investment Transactions

     Purchase and sales of investment securities, other than short-term obligations, aggregated $10,984,365 and $3,872,175 respectively, for the year ended March 31, 1998.

     At March 31, 1998 aggregate gross unrealized appreciation for all securities in which there is an excess of value of tax cost was $841,265 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $20,305.

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
-------------------------------------------------------------------------------

Notes to Financial Statements (concluded)

NOTE 5--Net Assets

  On March 31, 1998, net assets consisted of:

Paid-in capital:
   Class A Shares                                                   $10,636,472
   Institutional Shares                                                 616,848
   ABCAT Shares                                                      20,191,520
Accumulated net realized loss from security transactions               (176,157)
Unrealized appreciation of investments                                  820,960
                                                                    -----------
                                                                    $32,089,643
                                                                    ===========

NOTE 6--Distributions

     Of the net investment income distributions paid monthly by the Fund during the taxable year ended March 31, 1998 97.35% qualify as tax-exempt interest dividends for federal tax purposes. The Fund did not distribute any capital gains during the year.

NOTE 7--Capital Loss Carry Forward

     The Fund has a capital loss carry forward of $176,157 that may be carried forward to offset capital gains if necessary. These capital loss carry forwards begin to expire as follows; $36,982 by 3/31/2003, $83,039 by 3/31/2004, $44,582 by 3/31/2005, and $11,554 by 3/31/2006.

NOTE 8--Shareholder Meeting

     Alex. Brown Incorporated, which was the parent corporation of the Fund's investment advisor, merged into a subsidiary of Bankers Trust Corporation on September 1, 1997. Due to the change in control of Alex. Brown Incorporated, the Flag Investors Maryland Intermediate Tax-Free Income Fund held a special meeting of its shareholders on August 14, 1997. During the meeting, shareholders approved a new Investment Advisory Agreement between the Fund and ICC. The new agreement is substantially the same as the former agreement. In addition, shareholders elected the following Directors: James J. Cunnane, Richard T.Hale, John F. Kroeger, Louis E. Levy, Eugene J. McDonald, Rebecca W. Rimel, Truman T. Semans and Carl W. Vogt.

FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND
-------------------------------------------------------------------------------

Independent Auditors' Report

The Board of Directors and Shareholders
Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc.:

     We have audited the accompanying statement of net assets of the Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc. as of March 31, 1998, and the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc. as of March 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
Princeton, New Jersey

April 17, 1998

                                   APPENDIX A
                        BOND AND COMMERCIAL PAPER RATINGS

Standard & Poor's Commercial Paper Ratings

               S & P - Commercial paper rated A-1+ or A-1 by S&P has the following characteristics. Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management is unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3.

Moody's Commercial Paper Ratings

               Moody's - The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated P-1, P-2 or P-3.


                             CORPORATE BOND RATINGS

Standard & Poor's Bond Ratings

               AAA -- The highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

               AA -- Very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

               A -- Strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

               BBB -- Regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

               BB, B, CCC, and CC and C -- Regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

               D -- In default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's Bond Ratings

               Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

               Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or the fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

               A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

               Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

               Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

               B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

               Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

               Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

               C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

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